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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARBUTUS BIOPHARMA CORPORATION
(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule, or Registration Statement No.:
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	(4)	Date Filed:

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914

April 24, 2020

Dear Shareholder:

        You are cordially invited to attend Arbutus Biopharma Corporation's 2020 Annual General Meeting of Shareholders to be held on Thursday, May 28, 2020 (the "Meeting"). The Meeting will begin at 10:00 a.m. (Eastern Daylight Time) and will be held at our corporate headquarters located at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States, with virtual participation by means of live audio webcast online at https://web.lumiagm.com/152032027. Due to the potential travel and community gathering impacts of the novel coronavirus pandemic (COVID-19), we will not be able to accommodate in-person attendance at the Meeting and you should instead submit a proxy or participate via live audio webcast online. The enclosed Notice and Management Proxy Circular and Proxy Statement describe the matters to be presented at the Meeting.

        Whether or not you plan to attend the Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

        We look forward to seeing you at the Meeting.

Sincerely,

Frank Torti, M.D. Chairman of the Board of Directors

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 28, 2020

Dear Shareholders of Arbutus Biopharma Corporation:

        NOTICE IS HEREBY GIVEN that the 2020 Annual General Meeting of Shareholders (the "Meeting") of Arbutus Biopharma Corporation, a British Columbia corporation ("Arbutus"), will be held on Thursday, May 28, 2020 at 10:00 a.m. (Eastern Daylight Time) at Arbutus' corporate headquarters located at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States, with virtual participation by means of live audio webcast online at https://web.lumiagm.com/152032027, for the following purposes:

  1.
  ELECTION OF DIRECTORS. To elect the eight director nominees of Arbutus named in the accompanying Management Proxy Circular and Proxy Statement to serve until the 2021 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed;

  2.
  APPROVAL OF AN AMENDMENT TO THE ARBUTUS BIOPHARMA CORPORATION 2016 OMNIBUS SHARE AND INCENTIVE PLAN. To approve an amendment to the Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the "2016 Plan"), to (a) increase the aggregate number of common shares authorized for issuance thereunder by 3,000,000 common shares and (b) increase the aggregate number of common shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 common shares;

  3.
  APPROVAL OF THE ARBUTUS BIOPHARMA CORPORATION 2020 EMPLOYEE STOCK PURCHASE PLAN. To approve the Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan as more fully described in the accompanying Management Proxy Circular and Proxy Statement;

  4.
  RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Ernst & Young LLP as Arbutus' independent registered public accounting firm for the fiscal year ending December 31, 2020;

  5.
  RECEIVE ANNUAL FINANCIAL STATEMENTS. To receive the audited consolidated financial statements of Arbutus for the year ended December 31, 2019 and the report of the independent registered public accounting firm thereon; and

  6.
  ANY OTHER BUSINESS. To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof.

        The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that Arbutus shareholders vote FOR Proposals 1 through 4 listed above, including each of the director nominees.

        Arbutus' Board of Directors has fixed the close of business on Thursday, April 23, 2020 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournments or postponements thereof. The Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Meeting.

        Due to the potential travel and community gathering impacts of the coronavirus pandemic (COVID-19), Arbutus will not be able to accommodate in-person attendance at the Meeting. If you were planning to attend the Meeting in person, you should instead submit a proxy or participate via live audio webcast online. You can access the virtual Meeting at the Meeting time at https://web.lumiagm.com/152032027. By hosting the Meeting online, Arbutus is able to communicate more effectively with its shareholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall safety for both Arbutus and its shareholders. The virtual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

        Your vote is important. Even if you plan to attend the Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About the Proxy Materials and Voting" section of the accompanying Management Proxy Circular and Proxy Statement and your enclosed proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS

Frank Torti, M.D., Chairman of the Board of Directors

April 24, 2020

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 28, 2020

        This Management Proxy Circular and Proxy Statement ("Proxy Statement/Circular") is furnished in connection with the solicitation of proxies by the management of Arbutus Biopharma Corporation, a British Columbia corporation, for use at the 2020 Annual General Meeting of Shareholders, or at any adjournments or postponements thereof (the "Meeting"), to be held on Thursday, May 28, 2020 at the time and place and for the purposes set forth in the accompanying Notice of the Meeting. This Proxy Statement/Circular and form of proxy were first mailed to our common shareholders ("Shareholders") on or about May 7, 2020.

        In this Proxy Statement/Circular, references to "the Company," "Arbutus," "we," and "our" refer to Arbutus Biopharma Corporation and its consolidated subsidiaries, unless the context indicates otherwise. "Common Shares" means our common shares without par value. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of December 31, 2019.

        Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Meeting and vote your Common Shares at the Meeting if you wish. Please note, however, that if your Common Shares are held of record by an intermediary or other nominee and you wish to vote at the Meeting, you must follow the instructions provided to you by your intermediary or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 2020: We are delivering to all Shareholders paper copies of all proxy materials. In addition, a complete set of proxy materials relating to the Meeting is available on the Internet. These materials, consisting of the Notice of Annual General Meeting of Shareholders and Proxy Statement/Circular, our Annual Report for the year ended December 31, 2019 and proxy card, are available at https://astvotemyproxy.com and our website, www.arbutusbio.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why did I receive this Proxy Statement/Circular?

        Our Board of Directors (the "Board or Directors" or "Board") is soliciting your proxy to vote at the Meeting, which will be held at our corporate headquarters located at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States, with virtual participation by means of live audio webcast online at https://web.lumiagm.com/m#/152032027, on Thursday, May 28, 2020, at 10:00 a.m. (Eastern Daylight Time). You received this Proxy Statement/Circular because you owned Common Shares at the close of business on Thursday, April 23, 2020 (the "Record Date"), and that entitles you to vote at the Meeting. This Proxy Statement/Circular contains important information about the matters to be voted on at the Meeting and about us. As many of our Shareholders may be unable to attend the Meeting, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Meeting. References in this Proxy Statement/Circular to the Meeting include any adjournments or postponements of the Meeting.

        Due to the potential travel and community gathering impacts of the coronavirus pandemic (COVID-19), we will not be able to accommodate in-person attendance at the Meeting. We encourage all Shareholders that were planning to attend the Meeting in person to instead submit a proxy or participate via live audio webcast online. By hosting the Meeting online, we are able to communicate more effectively with our Shareholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall safety for us and our Shareholders. The virtual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you plan to attend the Meeting virtually, you will need your holder account number and control number provided on the enclosed proxy card. The Meeting will begin promptly at 10:00 a.m. (Eastern Daylight Time). Online check-in will begin at 9:30 a.m. (Eastern Daylight Time), and you should allow ample time for the online check-in procedures.

What is included in the Proxy Statement/Circular?

        The proxy materials include:

  •
  the Notice of 2020 Annual General Meeting of Shareholders and Proxy Statement/Circular;

  •
  our 2019 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2019 (the "Annual Report") that accompanies these materials; and

  •
  a proxy or voting instruction card that accompanies these materials.

What information is contained in this Proxy Statement/Circular and Arbutus' Annual Report?

        The information in this Proxy Statement/Circular relates to the proposals to be voted on at the Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the U.S. Securities and Exchange Commission ("SEC").

How can I access the proxy materials over the Internet?

        The proxy or voting instruction card that accompanied these materials contains instructions on how to:

  •
  view the proxy materials for the Meeting on the Internet and vote your shares; and

  •
  instruct us to send our future proxy materials to you electronically by email.

        Our proxy materials are also available at https://astvotemyproxy.com and our website, www.arbutusbio.com.

        Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

What items of business will be voted on at the Meeting?

        At the Meeting, you will be asked to vote on the following proposals:

  (1)
  Proposal No. 1: To elect eight director nominees named in this Proxy Statement/Circular to serve until the 2021 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed;

  (2)
  Proposal No. 2: To approve an amendment to the Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the "2016 Plan") to (a) increase the aggregate number of Common Shares authorized for issuance thereunder by 3,000,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 Common Shares;

  (3)
  Proposal No. 3: To approve the Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan; and

  (4)
  Proposal No. 4: To ratify the appointment of Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

        See the "Proposals" section of this Proxy Statement/Circular for information on these proposals. We will also consider any other business that is properly brought before the Meeting or any adjournments or postponements thereof. See "What happens if additional matters are presented at the Meeting?" below.

How does the Board of Directors recommend that I vote?

        Our Board of Directors recommends that each Common Shareholder vote their Common Shares as follows:

Board Recommendation
Proposal No. 1:	The election of eight director nominees named in this Proxy Statement/Circular to serve until the 2021 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed.	FOR ALL
Proposal No. 2
	The approval of an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares authorized for issuance thereunder by 3,000,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 Common Shares.	FOR
Proposal No. 3	The approval of the Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan.	FOR
Proposal No. 4:	The ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	FOR

What happens if additional matters are presented at the Meeting?

        Other than the items of business described in this Proxy Statement/Circular, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the person named as proxy holder, William H. Collier, or failing him, Elizabeth Howard, Ph.D., J.D., will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or any adjournments or postponements thereof. Your proxy holder will have the authority to appoint a substitute to act as proxy. If, for any reason, any of the director nominees is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

        Only holders of Common Shares as of the close of business on the Record Date are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the accompanying proxy card.

        At the close of business on the Record Date, 68,961,395 of our Common Shares were issued and outstanding. Each Common Shareholder is entitled to one vote per Common Share held on all matters to come before the Meeting. Our preferred shares are non-voting. Common Shares are our only securities that will have voting rights at the Meeting. Cumulative voting for directors is not permitted.

How do I vote?

        The voting process is different depending on whether you are a registered or only a beneficial (i.e., non-registered) Shareholder:

  •
  You are a registered Shareholder if your Common Shares are registered in your name;

  •
  You are a beneficial Shareholder if your shares are held on your behalf by an Intermediary (as defined below). This means the shares are registered in your Intermediary's name, rather than your own, and you are the beneficial owner.

  •
  "Intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.

How can I vote if I am a registered Shareholder?

        If you are a registered Shareholder, you may vote at the Meeting or by proxy whether or not you attend the Meeting.

  •
  To vote over the Internet, go to www.astvotemyproxy.com and follow the online voting instructions and refer to your holder account number and control number provided on the enclosed proxy card. Internet voting is available 24 hours a day.

  •
  To vote at the Meeting, please go to https://web.lumiagm.com/152032027 and enter your holder account number and control number provided on the enclosed proxy card and the password "arbutus2020" (case sensitive). Due to the potential travel and community gathering impacts of the coronavirus pandemic (COVID-19), we will not be able to accommodate in-person attendance at the Meeting.

  •
  To vote by mail, you must request a paper copy of the proxy materials with an enclosed proxy card; please promptly complete, sign and return your proxy card to our transfer agent to ensure that it is received prior to the closing of the polls at the Meeting: AST Trust Company (Canada): PO Box 721, Agincourt, ON M1S 0A1.

  •
  To vote by telephone, call 1-888-489-5760 (toll free in North America) and follow the instructions and refer to your holder account number and control number provided on the proxy card.

  •
  To vote by facsimile, fax your completed and signed proxy card to 1-866-781-3111 (toll free in North America) or 1-416-368-2502.

  •
  To vote by email, send your completed and signed proxy card to proxyvote@astfinancial.com.

        In each case, the vote must be submitted no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.

How can I vote if I am a non-registered beneficial Shareholder?

        The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Beneficial Shareholders should note that in order to vote at the Meeting, you must request in writing that your Intermediary send you a legal proxy and holder account number and control number which would enable you to attend the Meeting and vote your Common Shares.

        If your Common Shares are listed in an account statement provided to you by an Intermediary, then in almost all cases your Common Shares will not be registered in your name on our records. In such circumstances your Common Shares will likely be registered under the name of your Intermediary or an agent of your Intermediary. In the United States, the vast majority of our Common Shares are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).

        Intermediaries are required to seek voting instructions from beneficial Shareholders in advance of Shareholders' meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients.

        The Proxy Statement/Circular is being sent to both registered Shareholders and beneficial Shareholders. There are two kinds of beneficial Shareholders—those who object to their names being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners), and those who do not object (called NOBOs for Non-Objecting Beneficial Owners).

        We are taking advantage of National Instrument 54-101—Communications with Beneficial Owners of Securities of a Reporting Issuer, which permits us to deliver proxy-related materials indirectly to our NOBOs and OBOs. As a result, if you are a NOBO or OBO you can expect to receive Meeting materials from your Intermediary via Broadridge Financial Solutions Inc. ("Broadridge"), including a voting information form ("VIF"). If you receive a VIF, you should follow the instructions in the VIF to ensure that your Common Shares are voted at the Meeting. The VIF or form of proxy will name the same individuals as your proxy to represent you at the Meeting. You have the right to appoint a person (who need not be one of our Shareholders) other than the individuals designated in the VIF, to represent you at the Meeting. To exercise this right, you should insert the name of your desired representative in the blank space provided in the VIF. The completed VIF must then be returned in accordance with the instructions in the VIF. Broadridge then tabulates the results of all instructions received and completed in accordance with the instructions provided in the VIF and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a VIF from Broadridge, you cannot use it to vote Common Shares directly at the Meeting—the VIF must be completed and returned in accordance with its instructions, and by the deadline prescribed in the instructions, in order to have your Common Shares voted.

        Although as a beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you, may attend the Meeting as proxyholder for your Intermediary and vote your Common Shares in that capacity. Non-registered Shareholders who have not duly appointed themselves as proxyholders may attend the Meeting as guests. Guests will be able to listen to the Meeting online, but will not be able to vote or ask questions at the Meeting. This is because our transfer agent, AST, does not have a record of our non-registered Shareholders and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you wish to attend the Meeting and indirectly vote your Common Shares as proxyholder for your Intermediary, or to have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the VIF provided to you and return the same in accordance with the deadlines and instructions provided in the VIF, well in advance of the Meeting. To vote online, please go to https://web.lumiagm.com/152032027 and enter your holder account number and control number provided by your Intermediary and the password "arbutus2020" (case sensitive).

        Guests, including non-registered beneficial Shareholders who have not duly appointed themselves as proxyholder, can listen to the Meeting. Guests are not able to vote or ask questions at the Meeting. Log in online at https://web.lumiagm.com/152032027, select "I am a guest", and then complete the online registration form.

        These proxy materials are being sent to both registered and beneficial Shareholders. If you are a beneficial Shareholder, and we or our agent have sent these materials to you, your name and address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

Will I have the same participation rights if I participate in the meeting via virtual communication as I would have had if the shareholder meeting was being held in person?

        Yes. On the day of the Meeting, please go to https://web.lumiagm.com/152032027 and log in using your holder account number and control number provided on the enclosed proxy and the password "arbutus2020" (case sensitive). You will be able to vote online during the Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your holder account number and control number.

How can I vote if I am a corporate Shareholder?

        In order to be entitled to vote or to have its shares voted at the Meeting, a Shareholder that is a corporation (a "Corporate Shareholder") must either (a) attach a certified copy of the directors' resolution authorizing a representative to attend the Meeting on the Corporate Shareholder's behalf, or (b) attach a certified copy of the directors' resolution authorizing the completion and delivery of the proxy.

Can I change my vote or revoke my proxy?

        In addition to revocation in any other manner permitted by law, if you are a registered Shareholder and you wish to revoke your proxy, you may do so by depositing a written instrument to that effect and delivering it to AST Trust Company (Canada) PO Box 721, Agincourt, ON M1S 0A1, or by hand to AST Trust Company (Canada), Suite 1200, 1 Toronto Street, Toronto, ON M5C 2V6 (hand delivery) or to the address of our registered office at Farris LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been given has been taken.

        If you are a registered Shareholder and you wish to revoke your proxy by providing a written instrument to such effect, such written instrument must be executed in writing by you or your legal personal representative or trustee in bankruptcy, or, if you are a corporation that is a registered Shareholder, by the corporation or a representative of the corporation appointed in accordance with our Articles.

        Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their Intermediaries to change the vote and, if necessary, revoke their proxy.

        Note that for both registered and beneficial Shareholders, attendance at the Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote at the Meeting.

Is my vote confidential?

        Proxy instructions, ballots, and voting tabulations that identify individual Shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our organization or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a "broker non-vote"?

        If you are a beneficial Shareholder of Common Shares held by an Intermediary and you do not provide your Intermediary with voting instructions, your shares may constitute "broker non-votes."

Broker non-votes occur on a matter when the Intermediary or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial Shareholder and instructions are not given. These matters are referred to as "non-routine" matters.

        Proposal Nos. 1, 2 and 3 are considered non-routine matters, while Proposal No. 4 to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2020 is considered a "routine" matter. Therefore, if you are a beneficial Shareholder of Common Shares held in the name of an Intermediary and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1, 2 and 3 and a broker non-vote will occur on these matters. In tabulating the voting result for any particular proposal, Common Shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained. Because Proposal No. 4 is a "routine" matter, an Intermediary will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.

How many shares must be present or represented to conduct business at the Meeting?

        To transact business at the Meeting, a quorum of Common Shares must be present either in person (including via remote communication) or by proxy. Under our Articles, as amended, a quorum for the transaction of business at the Meeting is at least two people who are, or who represent by proxy, one or more Shareholders who, in the aggregate, hold at least 33 1/3% of the issued Common Shares entitled to be voted at the Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

What vote is required in order to approve each proposal?

  •
  Proposal No. 1: Election of Directors.  Votes may be cast: FOR a particular nominee or WITHOLD with respect to a particular nominee. Under our majority voting policy each director nominee must receive more "FOR" votes than "WITHHOLD" votes in order for their appointment to be immediately approved. In an uncontested election, any nominee who receives a greater number of "WITHHOLD" votes from his election than votes "FOR" such election is required to tender his resignation to our Board of Directors promptly following the vote. Our Board of Directors (excluding any director that has tendered a resignation) will consider the director's offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Meeting. Our majority voting policy is more fully described below under "Statement on Corporate Governance—Director Election and Majority Voting Policy". Broker non-votes and abstentions will have no effect on the outcome of this proposal.

  •
  Proposal No. 2: Approval of an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares authorized for issuance thereunder by 3,000,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 Common Shares. Votes may be cast: FOR, WITHHOLD or ABSTAIN. The approval of this Proposal No. 2 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 2. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes will have no effect on the outcome of this proposal.

  •
  Proposal No. 3: Approval of the Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan. Votes may be cast: FOR, WITHHOLD or ABSTAIN. The approval of this Proposal No. 3 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 3. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes will have no effect on the outcome of this proposal.

  •
  Proposal No. 4: Ratification of the appointment of EY as our independent registered public accounting for the fiscal year ending December 31, 2020. Votes may be cast: FOR, WITHHOLD or ABSTAIN. The approval of this Proposal No. 4 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 4. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes will not occur in connection with this proposal because Intermediaries have discretionary voting authority to vote shares on the approval of independent registered public accounting firms under stock exchange rules without specific instructions from the Beneficial Shareholders.

What is the effect if I do not cast my vote?

        If a Registered Shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a Beneficial Shareholder does not instruct its Intermediary on how to vote on any of the items of business at the Meeting, the Intermediary has discretionary authority to vote the Beneficial Shareholder's shares on Proposal No. 4, but the Intermediary does not have discretionary authority to vote the Beneficial Shareholder's shares on Proposal Nos. 1, 2 or 3 or any unusual item, so a "broker non-vote" will be recorded with respect to such item. Broker non-votes will not be treated as votes cast on any such matter and will not be counted as having been voted in respect of any such matter. Common Shares represented by such broker "non-votes" will, however, be counted in determining whether there is a quorum for the Meeting. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained. Because Proposal No. 4 is a "routine" matter, an Intermediary or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter. If you have further questions on this issue, please contact your Intermediary or us (as provided below).

How will proxies be exercised?

        The Common Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Meeting, the Common Shares will be voted by a proxyholder in his or her sole discretion.

        Where you submit a proxy card but do not specify a vote on a Proposal shown in the Proxy Statement/Circular, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified a vote "FOR" the Proposal.

What does it mean if I receive more than one set of proxy materials?

        This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a Registered Shareholder and other Common Shares as a Beneficial Shareholder through an Intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the

Common Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email by following the instructions on your proxy materials.

How do I appoint a proxyholder?

        The individuals named in the proxy card are our directors or officers. As a Shareholder you have the right to appoint a person, who need not be one of our Shareholders, to attend and act on your behalf at the Meeting. This right may be exercised by inserting such other person's name in the blank space provided on the enclosed proxy card and striking out the names of persons designated by us (the "Arbutus Designees") listed on the reverse side of the proxy card and by delivering the completed form of proxy to us as indicated therein. In addition, if you are appointing a proxyholder other than the Arbutus Designees, you must contact our transfer agent, AST Trust Company (Canada), at 1-866-751-6315 (toll-free within Canada and the U.S.) or 1-212-235-5754 (outside of Canada and the U.S.) by 10:00 a.m. (eastern time) on May 26, 2020, or, if the Meeting is adjourned or postponed, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time and date of the convened or reconvened Meeting, as applicable, and provide AST Trust Company (Canada) with the required information for your proxyholder so that AST Trust Company (Canada) may provide your proxyholder with a control number via email. This control number will allow your proxyholder to log in and vote at the Meeting. Without a control number your proxyholder will only be able to log in to the Meeting as a guest and will not be able to vote or submit questions at the meeting.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

        The solicitation of proxies will be primarily by mail, but our directors, officers and regular employees may also solicit proxies personally or by telephone. We will not pay our directors, officers or employees any additional compensation for these services. We will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. We have arranged for Intermediaries to forward the Meeting materials to Beneficial Shareholders of our Common Shares held of record by those Intermediaries and we may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.

Who will count the votes?

        Votes will be counted by the scrutineer appointed for the Meeting.

What if amendments are made to the Proposals or if other matters are brought before the Meeting?

        With respect to any amendments or variations in any of the Proposals shown in the Proxy Statement/Circular, or any other matters which may properly come before the Meeting, the Common Shares will be voted by the appointed proxyholder as he or she in his or her sole discretion sees fit.

        As of the date of this Proxy Statement/Circular, our Board of Directors is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to our Board of Directors should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

How can I find out the results of the voting at the Meeting?

        Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.

How can I attend the Meeting?

        Due to the potential travel and community gathering impacts of the novel coronavirus pandemic (COVID-19), we are not able to accommodate physical attendance at the Meeting, and so Shareholders are recommended to submit a proxy and/or participate online.

        You are entitled to attend the Meeting only if you were one of our Registered Shareholders as of the Record Date, or you hold a valid legal proxy from a Registered Shareholder for attending or voting at the Meeting. If you attend the Meeting, go to https://web.lumiagm.com/152032027 using your holder account number and control number provided on the enclosed proxy card and the password "arbutus2020" (case sensitive).

  •
  Registered Shareholders:  The control number located on the form of proxy you received is your control number.

  •
  Duly appointed proxyholders:  AST will provide the proxyholder with a control number after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered.

        If you are not a Registered Shareholder but hold shares as a Beneficial Shareholder, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your Intermediary, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Meeting.

        The Meeting will begin promptly at 10:00 a.m. (Eastern Daylight Time). Check-in will begin at 9:30 a.m. (Eastern Daylight Time), and you should allow ample time for the check-in procedures. It is important that you remain connected to the internet for the duration of the Meeting in order to vote when balloting commences. It is your responsibility to ensure that you remain connected.

How can I make a Shareholder proposal for the 2021 Annual General Meeting of Shareholders?

        If you want to propose a matter for consideration at our 2021 Annual General Meeting of Shareholders, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 (with a copy to our Secretary at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States) and in compliance with the requirements set forth below.

        In order for a Shareholder proposal to be eligible under the British Columbia Business Corporations Act ("BCBCA"), the proposal must be received at our registered office no later than February 28, 2021. In addition, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial Shareholder entitled to vote at our annual general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

        In order for a Shareholder proposal to be eligible under Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), such Shareholder must submit the proposal, along with proof of ownership of our Common Shares, no later than January 7, 2021. This date will change if the date of 2021 Annual General Meeting of Shareholders is 30 calendar days earlier or later than May 28, 2021.

        A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the BCBCA provisions described above, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the "Nomination Notice") for an annual general meeting of Shareholders must be provided to our Secretary at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States, not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, as amended, copies of which are filed as Exhibits 3.1 and 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2019, which can be found under our profile at www.sedar.com or www.sec.gov.

        The proxies to be solicited by us through our Board of Directors for our 2021 Annual General Meeting of Shareholders will confer discretionary authority on the proxyholders to vote on any Shareholder proposal presented at that Meeting, unless we receive details of such Shareholder's proposal not later than March 23, 2021, which is 45 days prior to the anniversary date of the mailing of notice of the Meeting.

        It is recommended that Shareholders submitting proposals utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Articles and conditions established by the SEC.

Whom should I contact if I have questions concerning the Proxy Statement/Circular or voting?

        If you have questions concerning the information contained in this Proxy Statement/Circular or require assistance in voting, you may contact us by letter, phone, fax or through our website as follows:

  Arbutus Biopharma Corporation
  Attn: Gloria Pichii
  701 Veterans Circle
  Warminster, Pennsylvania 18974, United States
  Phone: 267.469.0914
  Fax: 267.282.0411
  Website: http://www.arbutusbio.com/

PROPOSALS

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The size of our Board of Directors has been fixed at eight. The term of office of each of the current directors will end immediately before the election of directors at the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders and, if no director is then elected, until a qualified successor is duly elected or appointed.

        Upon the recommendation of our Corporate Governance and Nominating Committee, our Board of Directors has nominated the following individuals to serve until the 2021 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified: Frank Torti, M.D., William H. Collier, Daniel Burgess, Richard C. Henriques, Keith Manchester, M.D., Eric Venker, M.D., Pharm.D., James Meyers and Andrew Cheng, M.D., Ph.D. Drs. Torti, Manchester and Venker were each nominated by Roivant Sciences Ltd. ("Roivant") to serve on our Board of Directors pursuant to the Amended and Restated Governance Agreement, dated October 16, 2017, between us and Roivant (the "Governance Agreement") and our Articles. Shareholders may also nominate individuals for election to our Board of Directors in accordance with our Articles and the BCBCA, as more fully described below under "Corporate Governance—Director Nominations."

        We are not aware that any of our nominees will be unable or unwilling to serve as one of our directors; however, should we become aware of such an occurrence before the election of directors takes place at the Meeting, if the persons named in the accompanying proxy are appointed as proxyholders, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.

        Biographical information and the attributes, skills and experience of each nominee that led our Corporate Governance and Nominating Committee and Board of Directors to determine that such nominee should serve as a director are discussed in the "Executive Officer and Directors" section of this Proxy Statement/Circular.

Vote Required and Recommendation of Our Board of Directors

        Under our Majority Voting Policy, each director nominee must receive more "FOR" votes than "WITHHOLD" votes in order for his appointment to be immediately approved. Our Majority Voting Policy is more fully described below under "Corporate Governance—Director Election and Majority Voting Policy."

        Unless directed otherwise by a Shareholder, or such authority is withheld, the individuals named in the accompanying proxy intend to vote the Common Shares for which either of them is appointed proxyholder "FOR" each director nominee whose name is set forth herein.

        Our Board of Directors recommends that our Shareholders vote FOR the election of each of the director nominees.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE 2016 PLAN

Background

        Our Board of Directors believes that equity incentives are important tools in motivating the performance of our officers, employees and directors. We believe our success depends largely upon our ability to attract, retain and motivate the highly skilled talent and personnel we need and expect to make important contributions to our business. We accomplish this by providing our employees with meaningful equity ownership opportunities. The life sciences market is highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees. Our compensation program, including the granting of equity compensation, is the primary means by which we attract and recruit new employees, as well as retain our most experienced and skilled employees. In this labor market, we are often competing for highly-skilled talent with many companies that have evergreen provisions in their equity incentive plans which provide for annual additions of new shares eligible for grant to current and prospective future employees. We do not have an evergreen provision in our equity plan that provides for an annual increase of new shares to grant and, as such, we are required to request Shareholders to approve a total share pool that will sustain our equity incentive program, and this request is intended to do so. We project this share request, if approved, will sustain our equity program for at least the next year and this request should be viewed by Shareholders in that very important context.

Burn Rate

        The following table provides detailed information regarding the activity related to our equity incentive plans and weighted average ordinary shares outstanding for the fiscal year ended December 31, 2019.

Fiscal Year 2019
Stock options granted	3,018,000
Weighted-average Common Shares outstanding	57,093,454
Annual equity burn rate for 2019	5.29%

Overhang

        The following table provides certain additional information regarding our equity incentive plans as of the Record Date.

As of April 23, 2020 (Record Date)
Total shares subject to outstanding stock options(1)	10,602,766
Weighted-average exercise price of stock options outstanding	$4.64
Weighted-average remaining term of stock options outstanding	7.1 years
Total full value awards outstanding(2)	0
Total Common Shares available to grant	364,521
Total Common Shares outstanding	68,961,395
Simple dilution(3)	15.9%
Common shares issuable upon mandatory conversion of preferred shares(4)	~23 million
Dilution including conversion of mandatorily convertible preferred shares(4)	12.0%

(1)
Stock option awards approved by our Compensation Committee for two of our executive officers that are subject to Shareholder approval of this proposed 2016 Plan amendment are excluded from total Common Shares subject to stock options outstanding.

(2)
Full value award means any share-based awards other than options, stock appreciation rights, restricted stock, restricted stock, and awards payable solely in cash.

(3)
Simple dilution is calculated by dividing the number of Common Shares subject to outstanding awards and the total number of Common Shares remaining available for grant by the total number of Common Shares outstanding.

(4)
In October 2017, we entered into a subscription agreement with Roivant for the sale of 1,164,000 series A participating convertible preferred shares (the "Preferred Shares") for gross proceeds of $116.4 million. These Preferred Shares are non-voting and accrue an 8.75% per annum coupon in the form of additional Preferred Shares, compounded annually, until October 16, 2021, at which time all the Preferred Shares will be subject to mandatory conversion into our Common Shares (subject to limited exceptions in the event of certain fundamental corporate transactions relating to our capital structure or assets, which would permit earlier conversion at Roivant's option). The conversion price is $7.13 per share, which will result in the Preferred Shares being converted into approximately 23 million Common Shares. Dilution including conversion of the Preferred Shares is calculated by dividing the number of shares subject to outstanding awards and the total number of shares remaining available for grant by the total number of Common Shares outstanding and the total number of Common Shares issuable upon the mandatory conversion of the Preferred Shares.

        If the approval of the amendment to the 2016 Plan is approved pursuant to this Proposal 2, the issuance of the 3,000,000 additional shares reserved under the 2016 Plan would dilute existing Shareholders by an additional 4.4% on a simple dilution basis and 3.3% on a dilution basis that includes the mandatory conversion of the Preferred Shares, based on the number of Common Shares outstanding as of the record date and Common Shares issuable upon conversion of the Preferred Shares.

        We believe the above positioning is consistent with our peer group and demonstrates the reasonableness of this share request and that it should be supported to allow us to compete successfully and create value for Shareholders.

        As of April 23, 2020, there were 364,521 Common Shares available for the grant of future equity awards under the 2016 Plan. Upon the recommendation of our Executive Compensation and Human Resources Committee (the "Compensation Committee"), our Board of Directors has approved, subject to Shareholder approval, an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares authorized for issuance under the 2016 Plan by 3,000,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 Common Shares. Our Board of Directors believes that equity awards provide an important incentive for our employees, including our executive officers, other key employees and our directors, to remain with us, to motivate them to help achieve our corporate objectives and to align their interests with those of our Shareholders. Our Board of Directors voted to approve the amendment to the 2016 Plan to ensure that we have sufficient capacity under the 2016 Plan to continue to provide appropriate equity incentives.

        On April 23, 2020, the closing price of our Common Shares on the Nasdaq Global Select Market was $1.23 per share.

Summary of the Material Terms of the 2016 Plan

        The following summary describes the material terms of the 2016 Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the 2016 Plan. The following description of certain features of the 2016 Plan is qualified in its entirety by reference to the full text of (x) Amendment No. 2 to the 2016 Plan and (y) the 2016 Plan, each of which are filed as Annex A to this Proxy Statement/Circular.

  Administration

        The 2016 Plan is administered by our Compensation Committee, or such other committee designated by our Board of Directors to administer the 2016 Plan, and comprised of members as specified under the 2016 Plan (the "2016 Plan Committee"). Our Board of Directors will fill vacancies on and from time to time may remove or add members to the 2016 Plan Committee, and the 2016 Plan Committee will be so constituted to permit awards granted under the 2016 Plan to be exempt from Section 16(b) of the Exchange Act.

        Subject to the express provisions of the 2016 Plan, the 2016 Plan Committee has authority to administer and interpret the 2016 Plan, including the authority to determine who is eligible to participate in the 2016 Plan and to whom and when awards are granted under the 2016 Plan, to grant awards, to determine the number of Common Shares subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the 2016 Plan, and to make other determinations deemed necessary or advisable for the administration of the 2016 Plan. Also, subject to the requirements of applicable corporate laws, and any limitations under applicable stock exchange rules, the 2016 Plan Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the 2016 Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act.

  Common Shares Available for Awards

        If the proposed amendment to the 2016 Plan is approved by our Shareholders, then, subject to adjustment as provided for in the 2016 Plan, the aggregate number of Common Shares that will be reserved for issuance under the 2016 Plan will be 8,000,000. If any Common Shares covered by an award or to which an award relates are not purchased or are forfeited or are reacquired by us (including any awards that are settled in cash), or if an award otherwise terminates or is cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the 2016 Plan with respect to such award, to the extent of any such forfeiture, reacquisition by us, termination or cancellation, will again be available for granting awards under the 2016 Plan. Notwithstanding the foregoing, the following Common Shares will not again become available for issuance under the 2016 Plan: (w) any Common Shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a "net exercise" or any Common Shares tendered in payment of the exercise price of an option; (x) any Common Shares withheld by us or Common Shares tendered to satisfy any tax withholding obligation with respect to an award under the 2016 Plan; (y) Common Shares covered by a share-settled stock appreciation right ("SAR") issued under the 2016 Plan that are not issued in connection with settlement in Common Shares upon exercise; or (z) Common Shares that are repurchased by us using option exercise proceeds.

  Eligibility

        Participants under the 2016 Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to us or our affiliates, or any such person to whom an offer of employment or engagement with us or any of our affiliates is extended.

        In determining to whom awards will be granted and the nature of such each award, the 2016 Plan Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to our success or such other factors as the 2016 Plan Committee, in its discretion, deems relevant.

        As of April 23, 2020, we had approximately 80 employees, zero consultants and seven non-employee directors who would be eligible to participate in the 2016 Plan.

  General Terms and Conditions of Awards

  Nonqualified Stock Options

        The 2016 Plan Committee may grant nonqualified stock options under the 2016 Plan which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the 2016 Plan Committee but will not be less than 100% of the "fair market value" of the Common Shares on the date of grant of such option, with limited exceptions. The term "fair market value" means either (a) if the Common Shares are listed on any established stock exchange, the price of one Common Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Common Shares shall have occurred on such date, on the next preceding date on which there was a sale of Common Shares, or (b) if the Common Shares are not so listed on any established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes for a Common Share; or (c) if the Common Shares are not publicly traded as of such date, the per share value of a Common Share, as determined by our Board of Directors, or any duly authorized committee of our Board of Directors, in its sole discretion, by applying principles of valuation with respect thereto.

        The exercise price of an option may be paid through various means specified by the 2016 Plan Committee, including in cash, Common Shares (actually or by attestation), other securities, other awards or other property, or any combination thereof. With limited exceptions (legal prohibition on exercise, black-out periods and lock-up agreements) for which a thirty day extension is provided, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the 2016 Plan Committee.

  Incentive Stock Options

        The 2016 Plan Committee may grant incentive stock options under the 2016 Plan that meet the requirements of Section 422 of the Code. The current aggregate number of Common Shares that may be issued under all incentive stock options under the 2016 Plan is 5,000,000 Common Shares. If the proposed amendment to the 2016 Plan is approved by our Shareholders, then the aggregate number of Common Shares that may be issued under all incentive stock options under the 2016 Plan will be 8,000,000 Common Shares. Under the 2016 Plan, the aggregate fair market value, determined at the time the option is granted, of the Common Shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the plan and any of our other incentive stock option plans) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the 2016 Plan Committee but will not be less than 100% of the "fair market value" of the Common Shares on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of our stock, the option exercise price per share under such option will not be less than 110% of the "fair market value" of the Common Shares on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

  SARs

        The 2016 Plan Committee may grant SARs under the 2016 Plan. Subject to the express provisions of the 2016 Plan and as discussed in this paragraph, the 2016 Plan Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the 2016 Plan will be determined by the 2016 Plan Committee and will be equal to or greater than the closing market price of a Common Share on the date of grant of the SAR, provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with us, the grant value of such SAR may be lower than the closing market price of a Common Share on the date of grant of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the 2016 Plan Committee.

  Restricted Stock and Restricted Stock Units

        The 2016 Plan Committee may grant restricted stock or restricted stock units under the 2016 Plan. Restricted stock and restricted stock units will be subject to such restrictions as the 2016 Plan Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the 2016 Plan Committee may deem appropriate.

        Any restricted stock granted under the 2016 Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the 2016 Plan Committee may deem appropriate. In the case of restricted stock units, no Common Shares shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of the restricted stock units.

        Except as otherwise determined by the 2016 Plan Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by us.

  Dividend Equivalents

        The holder of a dividend equivalent will be entitled to receive payments (in cash, shares, other securities or other property) equivalent to the amount of cash dividends paid by us to our Shareholders, with respect to the number of shares determined by the 2016 Plan Committee. Dividend equivalents will be subject to other terms and conditions determined by the 2016 Plan Committee, but the 2016 Plan Committee may not (i) grant dividend equivalents in connection with options SARs or other awards the value of which is based solely on an increase in the value of the Common Shares after the date of grant of such award and (ii) pay a dividend equivalent with respect to an award prior to the date on which all condition or restrictions on such award have been satisfied, waived or lapsed. In no event will any dividends or dividend equivalents be paid with respect to an award until the award has vested.

  Performance Awards

        The 2016 Plan Committee may grant performance awards under the 2016 Plan. Each performance award will confer upon the participant the opportunity to earn future payments tied to the achievement of one or more performance criteria during such performance periods as the 2016 Plan Committee shall establish; provided, however, that to the extent a performance goal is based on share price, the minimum threshold share price must be at least $20.00 per Common Share.

        The 2016 Plan authorizes the grant of performance awards pursuant to which a participant may become entitled to receive an amount payable in cash, stock, other securities, other awards, other property or a combination thereof on satisfaction of such performance criteria as are specified by the 2016 Plan Committee. Subject to the express provisions of the 2016 Plan and as discussed in this paragraph, the 2016 Plan Committee has discretion to determine the terms of any performance awards, including the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and such further terms and conditions, in each case not inconsistent with the 2016 Plan, as the 2016 Plan Committee may determine from time to time.

  Transferability

        Except as otherwise may be provided by the 2016 Plan Committee in its discretion, and subject to such additional terms and conditions as it determines, no award (other than fully vested and unrestricted Common Shares issued pursuant to any award) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted Common Shares issued pursuant to any award) or right under any such award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against us or any of our affiliates.

  Change in Control Provisions

        Upon a Change in Control (as defined in the 2016 Plan), except as otherwise provided in an applicable award agreement or in another written agreement with a participant, the parties to the Change in Control may agree that awards will be assumed, continued or substituted for by the successor entity, with appropriate adjustments as to the number and kind of shares and prices subject to the award. Except as otherwise provided in an applicable award agreement or in another written agreement with a participant, if, within 12 months following a Change in Control in which a participant's awards are assumed, continued or substituted for by the successor entity, the participant's status as a service provider is terminated without Cause (as defined in the 2016 Plan) by us or one of our affiliates (or a successor company of us or such affiliate), then all of the participant's outstanding awards will become fully vested and exercisable as of the moment immediately prior to such termination.

        In the event awards are not assumed, continued or substituted for by the successor entity in a Change in Control, upon the Change in Control, the 2016 Plan and all awards will terminate. In the event of such termination, except as otherwise may be provided in an applicable award agreement or in another written agreement with a participant, all options and SARs with time-based vesting conditions or restrictions will become fully exercisable as of the effective time of the Change in Control, all other awards with time-based vesting conditions or restrictions will become fully vested and nonforfeitable as of the effective time of the Change in Control, and all awards with conditions and restrictions relating to the attainment of performance goals will be deemed to vest and become nonforfeitable as of the effective time of the Change in Control assuming the higher of (i) achievement of all relevant performance goals at the "target" level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control) or (ii) actual achievement as of a date reasonably proximal to the date of the consummation of the Change in Control. For purposes of clause (ii) of the preceding sentence, if, based on the discretion of the Committee or the Board, actual achievement is not determinable, the relevant performance goals will be deemed to have been achieved at the "target" level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control). In addition, in the event of such termination, the Committee or the Board will have the option, in its sole discretion, (a) to make or provide for a payment, in cash or in kind, to participants holding options and SARs equal to the difference between the per share consideration paid in the Change in Control transaction and the exercise price or grant price, as applicable, of the options or SARs and/or (b) to provide that each participant will be permitted, within a specified period of time prior to the Change in Control, to exercise all outstanding options and SARs, to the extent then exercisable. For purposes of clause (a) of the preceding sentence, if the exercise price or grant price, as applicable, of any option or SAR is equal to or greater than the per share consideration paid in the Change in Control transaction, the Committee or the Board may, in its sole discretion, cancel the option or SAR without the payment of consideration for the cancellation of the award. The Committee or the Board will also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to holders of other awards in an amount equal to the per share consideration paid in the Change in Control transaction multiplied by the number of vested shares subject to the award.

  Amendment and Termination

        No awards may be granted pursuant to the 2016 Plan after the ten-year anniversary of the effective date of the 2016 Plan. Except to the extent Shareholder approval or participant consent is required as provided by the 2016 Plan, our Board of Directors may amend, modify or terminate the plan.

        The 2016 Plan Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the 2016 Plan, the 2016 Plan Committee may not, without the participant's written consent, amend, modify or terminate an outstanding award that materially and adversely alters or impairs the terms or conditions of an award previously granted to a participant. Without limiting the foregoing, the 2016 Plan provides that our Board of Directors may amend, suspend, terminate or discontinue the Plan, and the 2016 Plan Committee may amend or alter any previously granted award, as applicable, without obtaining the approval of our Shareholders in order to:

  •
  amend the eligibility for, and limitations or conditions imposed upon, participation in the 2016 Plan;

  •
  amend any terms relating to the granting or exercise of awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of awards, or otherwise waive any of our conditions or rights under any outstanding award, prospectively or retroactively;

  •
  make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to awards necessary or desirable to avoid any adverse tax results under Code Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an award or beneficiary thereof; or

  •
  amend any terms relating to the administration of the 2016 Plan, including the terms of any administrative guidelines or other rules related to the 2016 Plan.

        Under the 2016 Plan, prior approval of our Shareholders are required for any amendment to the 2016 Plan or an award thereunder that would:

  •
  require Shareholder approval under the rules or regulations of the Securities and Exchange Commission, the Nasdaq Stock Market LLC ("Nasdaq") or any other securities exchange that are applicable to us;

  •
  increase the number of Common Shares authorized under the 2016 Plan as specified under the 2016 Plan;

  •
  increase the number of Common Shares or value subject to the limitations contained in 2016 Plan or otherwise cause the Code Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the 2016 Plan;

  •
  permit repricing of options or SARs, which is prohibited by the 2016 Plan;

  •
  permit the award of options or SARs at a price less than 100% of the fair market value of a Common Share on the date of grant of such option or SAR, contrary to the provisions of the 2016 Plan; or

  •
  increase the maximum term permitted for options or SARs as specified under the 2016 Plan

Certain U.S. Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2016 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2016 Plan, including state, local or foreign tax consequences. This summary is intended for the information of our Shareholders considering how to vote at the Meeting and not as tax guidance to participants in the 2016 Plan. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer's particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the 2016 Plan.

  Nonqualified Stock Options

        A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.

        Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements. This deduction will be available to us in the tax year in which the participant recognizes the income.

        The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant's holding period will commence on the date of exercise.

  Incentive Stock Options

        Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the Common Shares received upon exercise within the one year period beginning after the transfer of such Common Shares to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

        If the participant makes a disqualifying disposition of the Common Shares before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.

  SARs

        A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.

        The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

  Restricted Stock

        The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

        We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

  Restricted Stock Units

        A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of Common Shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant's holding period will commence on the date the shares are distributed to the participant.

  Section 409A of the Code

        The 2016 Plan Committee intends to administer and interpret the 2016 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

        All awards under the 2016 Plan will be subject to any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the 2016 Plan Committee.

New Plan Benefits

        On February 17, 2020, the Compensation Committee approved stock option awards to two of our executive officers that are subject to Shareholder approval of this proposed 2016 Plan amendment. These awards are summarized in the table below. No other awards have been granted under the 2016 Plan that are subject to Shareholder approval of this proposed 2016 Plan amendment.

2016 Plan
Stock Options
Name and Position	Dollar Value ($)	Number of Options (#)(4)
William H. Collier, President and Chief Executive Officer	—	362,313
Mark J. Murray, PhD., former President and Chief Executive Officer	—	—
Michael J. Sofia, Ph.D.	—	—
David C. Hastings	—	—

Total Executive Officers(1)	—	412,313
Non-Executive Director Group(2)	—	—
Non-Executive Officer Employee Group(3)	—	—

(1)
Represents current executive officers as a group. Amount includes a performance-based option to purchase 50,000 Common Shares granted to Gaston Picchio, our Chief Development Officer.

(2)
Represents current directors who are not executive officers as a group.

(3)
Represents all employees, including all current officers who are not executive officers, as a group.

(4)
The stock options in the table above have an exercise price of $3.35 per share, the closing price on February 14, 2020. Mr. Collier received two options, a time-based option and a performance-based option. Mr. Collier's time-based option to purchase 262,313 Common Shares vests in equal monthly installments over a period of four years with the first installment vesting on March 17, 2020, subject to Mr. Collier's continued employment with us and to the terms of the 2016 Plan and his option agreement. Mr. Collier's performance-based option to purchase 100,000 Common Shares and Dr. Picchio's performance-based option to purchase 50,000 Common Shares vest upon the achievement of certain development milestones. Each stock option will expire no later than 10 years from the grant date. It is not possible to predict the individuals who will receive future awards under the 2016 Plan or the number of Common Shares covered by any future award because such awards are wholly within the discretion of our Compensation Committee and our Board of Directors.

Proposed Amendment to 2016 Plan.

        Our Board of Directors has approved, and recommends for adoption by our Shareholders, an amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares reserved for issuance under the 2016 Plan from 5,000,000 Common Shares to 8,000,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder from 5,000,000 Common Shares to 8,000,000 Common Shares.

        The effectiveness of the proposed amendment to our 2016 Plan is contingent upon Shareholder approval. If our Shareholders do not approve the amendment, the existing version of our 2016 Plan will remain in effect, unchanged.

Vote Required and Recommendation of our Board of Directors

        The approval of this Proposal No. 2 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" will be counted.

        Our Board of Directors recommends that our Shareholders vote FOR Proposal No. 2 to approve the amendment to the 2016 Plan to (a) increase the aggregate number of Common Shares reserved for issuance under the 2016 Plan by 3,000,000 Common Shares and (b) increase the aggregate number of Common Shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 Common Shares.

PROPOSAL NO. 3—APPROVAL OF THE ADOPTION OF THE ARBUTUS BIOPHARMA CORPORATION 2020 EMPLOYEE STOCK PURCHASE PLAN

Background

        We are asking our Shareholders to approve adoption of the proposed Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan (the "ESPP").

        Our Board of Directors believes that an employee stock purchase plan encourages our employees to acquire our Common Shares, thereby fostering broad alignment of employees' interests with the interests of our Shareholders; fosters good employee relations; and provides us with a tool to recruit, retain, and reward employees in an extremely competitive environment.

Key Features of the 2020 Employee Stock Purchase Plan

        As described further below, the ESPP generally:

  •
  reserves 1,500,000 Common Shares for issuance pursuant to the ESPP;

  •
  permits a participant to contribute up to 15% of his or her eligible compensation each pay period through after-tax payroll deductions;

  •
  unless otherwise determined by the Administrator (as defined below), establishes 12-month offering periods commencing on the first trading day of September of each calendar year and ending on the last trading day of the immediately following August, with each such offering period having two purchase periods, the first beginning on the first trading day of September and ending on the last trading day of the immediately following February, and the second beginning on the first trading day of March and ending on the last trading day of the immediately following August;

  •
  permits participants to purchase Common Shares at a discount, which will initially be a 15% discount on the lesser of (i) the fair market value of a Common Share on the first trading day of the relevant offering period and (ii) the fair market value of a Common Share on the last trading day of the relevant purchase period within such offering period; and

  •
  limits the value of Common Shares that a participant may purchase in a calendar year to $25,000 and, unless otherwise determined by the Administrator, the number of Common Shares that a participant may purchase in an offering period to 25,000 Common Shares.

Summary of Material Provisions of Employee Stock Purchase Plan

        A summary of the material terms of the ESPP is set forth below. This summary is qualified in its entirety by the full text of the ESPP, a copy of which is filed as Annex B to this Proxy Statement/Circular and which is incorporated by reference into this Proposal No. 3. We encourage Shareholders to read and refer to the complete plan document in Annex B for a more complete description of the ESPP.

        Interpretation.    The ESPP and the options granted under the ESPP are intended to satisfy the requirements for an "employee stock purchase plan" under Section 423 of the Code. Notwithstanding the foregoing, we are not obligated to, and is not promising that it will, maintain the qualified status of the ESPP or any options granted thereunder. Options that do not satisfy the requirements for an "employee stock purchase plan" under Section 423 of the Code may be granted under the ESPP pursuant to the rules, procedures, or sub-plans adopted by the Administrator.

        Share Reserve.    Subject to adjustment in connection with certain corporate transactions, the maximum number of Common Shares that may be purchased under the ESPP will be 1,500,000 shares.

The Common Shares reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

        Administration.    The ESPP will be administered, at our expense, under the direction of our Board of Directors, the Compensation Committee, or any other committee of our Board of Directors designated by our Board of Directors from time to time (any such entity, the "Administrator"). The Administrator will initially be the Compensation Committee. The Administrator will have the authority to take any actions it deems necessary or advisable for the administration of the ESPP, including, without limitation, (i) interpreting and construing the ESPP and options granted thereunder, (ii) prescribing, adopting, amending, suspending, waiving, and rescinding rules and regulations it deems appropriate to administer and implement the ESPP, (iii) correcting any defect or supplying any omission or reconciling any inconsistency in the ESPP or options granted thereunder, (iv) making determinations about eligibility, (v) determining the purchase price, (vi) establishing the timing and length of offering periods and purchase periods, (vii) establishing minimum and maximum contribution rates, (viii) establishing new or changing existing limits on the number of Common Shares a participant may elect to purchase with respect to any offering period, if such limits are announced prior to the first offering period to be affected, (ix) delegating to one or more individuals such duties and functions related to the operation and administration of the ESPP as the Administrator so determines, except to the extent prohibited by applicable law, (x) adopting such rules, procedures, or sub-plans as may be deemed advisable or necessary to comply with the laws of countries other than the United States, to allow for tax-preferred treatment of the options or otherwise to provide for the participation by eligible employees who reside outside of the United States, (xi) establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permitting payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the processing of properly completed enrollment forms, and (xii) furnishing information to the custodian for the ESPP as the custodian may require. The Administrator's decisions will be final, conclusive, and binding upon all persons.

        Eligibility.    Generally, natural persons who are our or any of our subsidiaries' full-time or part-time employees (including officers) designated by the Administrator from time to time (a "participating affiliate") for at least 30 days may be eligible to participate in the ESPP. But, the following employees are ineligible to participate in the ESPP: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than five months in an calendar year; (iii) employees who, after exercising their options to purchase Common Shares under the ESPP, would own, directly or indirectly, Common Shares (including shares that may be acquired under any outstanding options under the ESPP) representing 5% or more of the total combined voting power of all classes of our capital stock; (iv) employees who are citizens or residents of a foreign jurisdiction (without regard to whether such employees are also U.S. citizens or resident aliens), if the grant of an option under the ESPP or an offering period to such employee is prohibited under the laws of such foreign jurisdiction or compliance with the laws of such foreign jurisdiction would cause the ESPP or an offering period to violate the requirements of Section 423 of the Code; and (v) any other natural person whom the Administrator decides to exclude from an offering designed to satisfy the requirements of the Section 423 of the Code provided such exclusion is permitted by such requirements and the guidance issued thereunder. The Administrator may, at any time in its sole discretion, if it deems advisable to do so, exclude the participation of the employees of a participating affiliate from eligibility to participate in a future offering period.

        Notwithstanding the foregoing, for purposes of an offering under the ESPP that is not intended to satisfy the requirements of Section 423 of the Code, the Administrator will have the authority to establish a different definition of eligible employee as it may deem advisable or necessary. In addition, the Administrator may determine that highly compensated employees (within the meaning of Section 414(q) of the Code) will not be eligible to participate in an offering period.

        As of April 23, 2020, approximately 80 of our employees may become eligible to participate in the ESPP.

        Participation Election.    An eligible employee may become a participant for an offering period under the ESPP by completing and submitting an enrollment form to us or our designee. Such enrollment form will authorize us to make after-tax payroll deductions in whole percentages up to 15% of the participant's eligible compensation on each pay day following enrollment in the offering period under the ESPP. The Administrator will credit the deductions or contributions to the participant's account under the ESPP.

        Subject to certain exceptions, a participant may cease his or her payroll deductions during an offering period, by properly completing and timely submitting a new enrollment form to us or our designee, at any time prior to the last day of such offering period. A participant may increase or decrease his or her payroll deductions to take effect on the first trading day of the next offering period, by properly completing and timely submitting a new enrollment form to us or our designee.

        Once an eligible employee becomes a participant in the ESPP, the participant will automatically participate in each successive offering period until such time as the participant ceases his or her payroll deductions or is no longer eligible to participate in the ESPP or a specific offering period under the ESPP.

        A participant may withdraw from an offering period by submitting a notice of withdrawal in such form as we require, which notice must be received by us prior to the end of the offering period in accordance with the withdrawal deadline and other procedures established by the Administrator. Upon withdrawal from an offering period by a participant, we will distribute to the participant his or her remaining accumulated payroll deductions under the offering period, without interest. A participant's withdrawal from an offering period will have no effect on his or her eligibility to participate in subsequent offering periods, but the participant will be required to submit a new enrollment form in order to participate in subsequent offering periods.

        Offering Periods and Purchase Periods.    The Administrator will determine the length and duration of the periods during which payroll deductions will accumulate to purchase Common Shares, which period will not exceed 27 months. Each of these periods is known as an "offering period." A "purchase period" is the period during an offering period designated by the Administrator on the last trading day of which purchases of Common Shares are made under the ESPP. An offering period may have one or more purchase periods. While the Administrator has discretion to establish the offering periods and purchase periods under the ESPP, until otherwise determined by the Administrator, the ESPP will have 12-month offering periods commencing on the first trading day of September of each calendar year and ending on the last trading day of the immediately following August, with each such offering period having two purchase periods, the first beginning on the first trading day of September and ending on the last trading day of the immediately following February, and the second beginning on the first trading day of March and ending on the last trading day of the immediately following August.

        Purchase Price.    The purchase price per Common Shares under the ESPP will be 85% of the lesser of (i) the fair market value of a Common Share on the first trading day of the relevant offering period and (ii) the fair market value of a Common Share on the last trading day of the relevant purchase period within such offering period. The Administrator has discretion to establish a different purchase price per offering period. However, the purchase price cannot be less than 85% of the lesser of (i) the fair market value per Common Share as determined on the first trading day of the offering period, or (ii) the fair market value per Common Share as determined on the last trading day of the offering period (or, if an offering period has multiple purchase periods, on the last trading day of the applicable purchase period).

        The fair market value of a Common Share for purposes of the ESPP will generally be the closing price per Common Share as reported on the Nasdaq Global Select Market. On April 23, 2020, the closing price of our Common Shares on the Nasdaq Global Select Market was $1.23 per share.

        Purchase of Shares.    On the last trading day of the purchase period, a participant is deemed to purchase the number of whole Common Shares determined by dividing the total amount of payroll deductions withheld from the participant's paychecks during the purchase period by the purchase price. Any cash not applied to the purchase of fractional shares will be transferred to the participants' brokerage account.

        Purchase Limitations.    No participant may purchase Common Shares in any calendar year under the ESPP and under all of our and our subsidiaries' other "employee stock purchase plans" having an aggregate fair market value in excess of $25,000, determined as of the first trading day of the offering period. In addition, no participant may purchase more than 25,000 Common Shares in any one offering period; provided, however, that prior to the start of an offering period, the Administrator may impose a different limit on the number of Common Shares a participant may purchase during the offering period.

        If the Administrator determines that the total number of Common Shares remaining available under the ESPP is insufficient to permit all participants to exercise their options to purchase Common Shares, the Administrator will make a participation adjustment and proportionately reduce the number of Common Shares purchasable by all participants.

        Termination of Participation.    A participant will automatically be withdrawn by us from an offering period under the ESPP (i) upon a termination of employment with us or a participating affiliate, (ii) in certain cases, following a leave of absence or a temporary period of ineligibility, and (iii) upon cessation of eligibility to participate in the ESPP for any reason.

        Shareholder Rights.    A participant shall not be a Shareholder or have any rights as a Shareholder with respect to Common Shares subject to the participant's options under the ESPP until the Common Shares are purchased pursuant to the options and such shares are transferred into the participant's name on our books and records. Common Shares purchased under the ESPP will be held by the custodian designated under the ESPP. Following purchase and transfer of Common Shares into the participant's name on our books and records, a participant will become a Shareholder with respect to the Common Shares purchased and will thereupon have all dividend, voting, and other ownership rights incident thereto.

        Notwithstanding the foregoing, the Administrator has the right to (i) provide that a participant may not request that all or part of the Common Shares purchased by the participant under the ESPP be reissued in the participant's own name and the Common Shares be delivered to the participant until two years (or such shorter period of time as the Administrator may designate) from the first trading day of the offering period in which the shares were purchased and until one year from the day on which the shares were purchased (the "holding period"), (ii) require that any sales of Common Shares during the holding period be performed through a licensed broker acceptable to us, and (iii) limit sales or other transfers of Common Shares for up to two years from the date the participant purchases Common Shares under the ESPP. A participant who sells or otherwise transfers Common Shares purchased under the ESPP within two years after the beginning of the offering period in which the shares were purchased or within one year from the date the Common Shares were purchased must, within 10 days of such transfer, notify us in writing of such transfer.

        Transferability.    A participant's options to purchase Common Shares under the ESPP may not be sold, pledged, assigned, or transferred in any manner, whether voluntarily, by operation of law, or otherwise. Any payment of cash or issuance of Common Shares under the ESPP may be made only to the participant (or, in the event of the participant's death, to the participant's estate or beneficiary).

During a participant's lifetime, only such participant may exercise his or her options to purchase Common Shares under the ESPP.

        Corporate Transactions.    If the number of outstanding Common Shares is increased or decreased or the Common Shares are changed into or exchanged for a different number or kind of our shares or other securities by reason of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in Common Shares effected without receipt of consideration by us, the number and kinds of shares for which options may be made under the ESPP will be adjusted proportionately and accordingly by the Administrator. In addition, the number and kind of shares for which options are outstanding will be similarly adjusted so that the proportionate interest of a participant immediately following such event will, to the extent practicable, be the same as immediately prior to such event.

        Upon our dissolution or liquidation, or upon our merger, consolidation, or reorganization with one or more other corporations in which we are not the surviving entity, or upon a Change in Control (as defined in the 2016 Plan, as amended), the ESPP and all options outstanding thereunder will terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the ESPP, or for the substitution of the options under the ESPP with new options covering the capital stock of the successor entity, with corresponding appropriate adjustments to the number and kinds of shares and purchase prices. Upon termination of the ESPP in this circumstance, the offering period and the purchase period will end on the last trading day prior to such termination, and the options of each participant will automatically be exercised on such last trading day.

        Subject to the foregoing, if we are the surviving corporation in any reorganization, merger, or consolidation with one or more other corporations, all outstanding options under the ESPP will pertain to and apply to the securities to which a holder of the number of Common Shares subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price per share so that the aggregate purchase price after such adjustment will be the same as the aggregate purchase price of the shares subject to such options immediately prior to such reorganization, merger or consolidation.

        Term.    If approved by our Shareholders at the Meeting, the ESPP will become effective as of May 28, 2020. The ESPP will terminate on the earliest of (i) the day before the 10th anniversary of the effective date of the ESPP, (ii) the date on which all Common Shares reserved for issuance under the ESPP have been issued, (iii) the date the ESPP is terminated in connection with certain corporate transactions, and (iv) the date the Administrator terminates the ESPP.

        Amendment, Suspension, or Termination.    The Administrator may, at any time and from time to time, amend, suspend, or terminate the ESPP or an offering period under the ESPP; provided, however, that no amendment, suspension, or termination will, without the consent of the participant, materially impair any vested rights of a participant. Without Shareholder approval, the Administrator may not (i) increase the number of shares reserved for issuance under the ESPP or (ii) change the eligibility requirements for participating in the ESPP. Any Participant who sells or otherwise transfers shares of Stock purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased or within one year from the date the shares of Stock were purchased must, within 10 days of such transfer, notify us in writing of such transfer.

Certain U.S. Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to participation in the ESPP. The summary does not contain a complete analysis of all the potential tax consequences relating to participation in the ESPP, including state, local or foreign tax consequences. This summary is intended for the information of our Shareholders considering how to vote at the Meeting and not as tax guidance to participants in the ESPP. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer's particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the ESPP.

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, and options to make purchases under the ESPP are intended to qualify under the provisions of Section 423 of the Code. Amounts withheld from a participant's earnings under the ESPP will be taxable income to the participant in the year in which the amounts otherwise would have been received, but the participant will not be required to recognize additional income for U.S. federal income tax purposes either at the time the participant is deemed to have been granted an option to purchase Common Shares on the grant date or when the option to purchase Common Shares is exercised on the purchase date. No additional taxable income will be recognized for U.S. federal income tax purposes by a participant until the sale or other disposition of the Common Shares acquired under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to selling or disposing of them.

        If a participant holds the Common Shares purchased under the ESPP for at least two years after the grant date and for at least one year from the purchase date of the Common Shares, when the participant sells or disposes of the Common Shares (a "qualifying disposition"), the participant will recognize as ordinary income an amount equal to the lesser of: (i) the excess of the fair market value of the Common Shares on the date of such sale or disposition over the purchase price or (ii) the fair market value of the Common Shares on the grant date multiplied by the discount percentage for share purchases under the ESPP. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income, and the participant has a long-term capital loss for the difference between the sale price and the purchase price.

        If a participant sells or disposes of the Common Shares purchased under the ESPP within two years after the grant date or before one year has elapsed since the purchase date (a "disqualifying disposition"), the participant will recognize as ordinary income an amount equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to selling or disposing of them.

        In connection with a qualifying disposition, we will not receive any deduction for U.S. federal income tax purposes with respect to those Common Shares or the option under which it was purchased. In connection with a disqualifying disposition, we will be entitled to a deduction in an amount equal to the amount that is considered ordinary income, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.

  New Plan Benefits

        Because the number of Common Shares that may be purchased under the ESPP will depend on each participant's voluntary election to participate and on the fair market value of the Common Shares at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No Common Shares have been issued under the ESPP as of the date of this Proxy Statement, and no Common Shares will be issued under the ESPP prior to approval of the ESPP by our Shareholders.

Vote Required and Recommendation of our Board of Directors

        The approval of this Proposal No. 3 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" will be counted.

        Our Board of Directors recommends that our Shareholders vote FOR Proposal No. 3 to approve the adoption of the Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan.

PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed, subject to Shareholder ratification, EY to serve as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2020. Management requests that our Shareholders ratify the appointment of EY. If the appointment of EY is not ratified by the Shareholders, EY shall continue to serve as our independent registered public accounting firm until a successor is appointed.

        EY was our independent registered public accounting firm for the fiscal year ended December 31, 2019. EY is expected to have a representative attend the Meeting to answer appropriate questions and to make a statement if he or she desires.

        Information regarding the fees paid to our independent registered public accounting firms in 2019 and 2018 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement/Circular.

Vote Required and Recommendation of our Board of Directors

        The approval of this Proposal No. 4 requires a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast, only the Common Shares voting "FOR" or "WITHHOLD" will be counted.

        Our Board of Directors recommends that our Shareholders vote FOR the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

OTHER BUSINESS

        If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of our Board of Directors, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of our Board of Directors, and the authority to do so is included in the proxy.

        As of the date of this Proxy Statement/Circular, our Board of Directors knows of no other matters which are likely to come before the Meeting.

EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers and directors and their ages as of April 23, 2020, are as follows:

Name	Age	Position(s)
William H. Collier*	60	President and Chief Executive Officer, and Director
David C. Hastings	58	Chief Financial Officer
Elizabeth Howard, Ph.D., J.D.	66	Executive Vice President, General Counsel and Chief Compliance Officer
Michael J. Sofia, Ph.D.	62	Chief Scientific Officer
Gaston Picchio, Ph.D.	57	Chief Development Officer
Michael J. McElhaugh	46	Chief Business Officer
Frank Torti, M.D.*†	41	Chairman of the Board of Directors
Daniel Burgess*+^	58	Director
Richard C. Henriques*+†	64	Director
Keith Manchester, M.D.*^	51	Director
Eric Venker, M.D., Pharm.D.*	33	Director
James Meyers*+^†	56	Director
Andrew Cheng, M.D., Ph.D.*†	53	Director

*
Nominee for election to our Board of Directors

+
Member of the Audit Committee

^
Member of the Corporate Governance and Nominating Committee

†
Member of the Executive Compensation and Human Resources Committee

        The following are brief biographies of nominees for the position of director:

        Frank Torti, M.D., Chairman.    Dr. Torti has served as Chairman of our Board of Directors since November 2018. Dr. Torti has served as the Vant Chair of Roivant Sciences, Inc. since January 2020. In this capacity he serves as Chairperson of the board of directors of the biopharmaceutical companies in the Roivant family and is responsible for the operations and management of those companies. Dr. Torti previously served as Vant Investment Chair of Roivant Pharma from August 2018 to December 2019. Prior to joining Roivant Sciences, Inc., from August 2007 to August 2018, Dr. Torti served as a Partner of New Enterprise Associates ("NEA"), specializing in investments in healthcare. Prior to joining NEA, Dr. Torti worked for the Duke University Center for Clinical & Genetic Economics from 2002 to 2005 in various capacities, where he was involved in clinical trials research and economic evaluations of clinical trials. In addition to serving on our Board of Directors, Dr. Torti currently serves on the boards of directors of Axovant Sciences Ltd. (Nasdaq: AXGT), Immunovant Sciences (Nasdaq: IMVT) and several private biopharmaceutical companies. Dr. Torti has also previously served on the boards of directors of several development and commercial stage healthcare companies, including Myovant Sciences Ltd. (NYSE: MYOV), Urovant Sciences Ltd. (Nasdaq: UROV), Annexon Biosciences, Inc., Eargo Inc., Galera Therapeutics, Inc. (Nasdaq: GRTX), NeoTract, Inc., Novast Pharmaceuticals Ltd., OrphoMed, Inc., Tarveda Therapeutics, Inc. and XOC Pharmaceuticals, Inc. Dr. Torti earned an M.D. from the University of North Carolina School of Medicine, an M.B.A. with distinction from Harvard Business School and a B.A. with highest honors from the University of North Carolina. Our Board of Directors believes Dr. Torti's experience in the biopharmaceutical and healthcare industry, which allows him to contribute valuable input to our Board of Directors on our strategic and business affairs, qualifies him to serve on our Board of Directors.

        William H. Collier, President and Chief Executive Officer and Director.    Mr. Collier has served as our President, Chief Executive Officer and Director since June 2019. Mr. Collier previously served as

President of ViiV Healthcare Limited ("ViiV") North America, a pharmaceutical company specializing in the development of therapies for HIV infection, from 2009 to 2018, where he was responsible for ViiV's business operations in the United States, Puerto Rico and Canada. During his time at ViiV, Mr. Collier oversaw the launches of two treatments for HIV infection and created a community partnership that supports HIV programs for underserved populations in the southern United States. Mr. Collier also led a senior-level program to accelerate access to appropriate HIV medicines for children in developing countries. Prior to ViiV, Mr. Collier held several senior commercial roles for GlaxoSmithKline in the United States, including Senior Vice President for Sales and Senior Vice President for Marketing Analytics and Commercial Operations, covering central nervous system, anti-infective, cardio-vascular, diabetes, men's health and respiratory therapy areas. During this time, Mr. Collier also led global strategic projects focused on new product launch excellence in Japan and cost reduction initiatives in central support functions. In the late 1990's, Mr. Collier was Area Director for GlaxoWellcome's ("Wellcome") Sub-Saharan Africa operations based in Johannesburg, South Africa, responsible for developing and implementing a regional strategy, including novel low-cost product sourcing options suitable for African markets. In the early 1990's, Mr. Collier worked at Wellcome as Global Commercial lead for the Herpes business sector. Earlier in his career, Mr. Collier held several sales and marketing positions for Abbott Laboratories, SmithKline Beecham and Beecham Pharmaceuticals in the United Kingdom. Mr. Collier currently serves as a member of the board of Genevant Sciences, a privately held biotechnology company. Mr. Collier is a member of the Board of the International Partnership for Microbicides and a governance fellow at the National Association of Corporate Directors. He also served as a board member of AIDS United from 2011 to 2018 and was a member of President Obama's Presidential Advisory Council on HIV/AIDS from 2014 to 2017. Mr. Collier received his B.Sc. degree with honors in Mathematics and Management Sciences from the University of Manchester, UK and has completed leadership programs at the London Business School, INSEAD and Duke University. Mr. Collier is a citizen of the United States and the United Kingdom. Our Board of Directors believes Mr. Collier's many years of senior management experience in life sciences industry, as well as his perspective as our President and Chief Executive Officer, qualifies him to serve on our Board of Directors.

        Daniel Burgess, Director.    Mr. Burgess has served as a director since March 2017. He is currently a Venture Partner at SV Health Investors, is Chairman of the Board of Nabriva Therapeutics (Nasdaq: NBRV) and Cidara Therapeutics (Nasdaq: CDTX) as well as several private biotechnology companies. He is also acting Chief Executive Officer of Therini Bio, Inc. Prior to his current roles, Mr. Burgess was President and CEO of Rempex Pharmaceuticals, a company he co-founded in 2011 and subsequently sold to The Medicines Company in December 2013. Prior to Rempex, Mr. Burgess was President and Chief Executive Officer of Mpex Pharmaceuticals, Inc., which was acquired by Aptalis Pharma Inc. in 2011. Previously, Mr. Burgess was Chief Operating Officer and Chief Financial Officer of Harbor BioSciences, Inc., formerly Hollis-Eden Pharmaceuticals, Inc. Prior to Hollis-Eden, Mr. Burgess spent ten years with Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Limited) where he held a variety of executive level positions with responsibility for overall finance for the company as well as a number of different operating units. Mr. Burgess holds a B.A. in economics from Stanford University and an M.B.A. from Harvard Business School. Our Board of Directors believes Mr. Burgess' board, senior management and financial experience at a variety of public and private biotechnology companies and his extensive time in the anti-infective field, allows him to provide our Board of Directors with critical perspectives and qualifies him to serve on our Board of Directors.

        Richard C. Henriques, Director.    Mr. Henriques has served as a director since December 2014. He is currently a Senior Fellow at the University of Pennsylvania with a focus on impact investing. He formerly served as Chief Financial Officer for the Bill & Melinda Gates Foundation from 2010 to 2014. In this role, Mr. Henriques was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. Mr. Henriques' background includes more than 25 years working at Merck & Co., Inc.

(NYSE: MRK). During this time, he served as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer, among other roles. Mr. Henriques was responsible for the Corporate Controller's Group, which provided direct financial support for Merck's worldwide human health commercial operations. Mr. Henriques currently serves as a member of the board of directors for The Franklin Institute, the Pennsylvania State Chapter of The Nature Conservancy and Episcopal Community Services (a Philadelphia based social services organization). He also serves on the board of EMulate Therapeutics, a Seattle based bio-electronics company, and Cabaletta Bio (Nasdaq: CABA), which is focused on discovery and development of T cell therapies for B cell-mediated autoimmune diseases. He holds a B.A. in Oriental Studies from the University of Pennsylvania and an M.B.A. with a concentration in Finance from The Wharton School. Our Board of Directors believes Mr. Henriques' experience at Merck and other organizations, which allows him to provide our Board of Directors with critical perspectives on finance, accounting and internal controls issues, qualifies him to serve on our Board of Directors.

        Keith Manchester, M.D., Director.    Dr. Manchester has served as a director since March 2015. Dr. Manchester is a partner and the Head of Life Sciences for QVT Financial LP, an investment firm, where he has been employed since 2005. He focuses on investments in both publicly traded and privately owned life sciences companies. Dr. Manchester also serves as a director of Roivant Sciences Ltd. and Roivant Sciences, Inc. and sits on the Supervisory Board of Medigene AG. Dr. Manchester previously served as a director of Myovant Sciences Ltd. Prior to joining QVT, Dr. Manchester was Vice President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, Inc., a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. Dr. Manchester received his A.B. degree from Harvard College and his M.D. degree from Harvard Medical School. Our Board of Directors believes Dr. Manchester's training in medicine and his business development experience, which enable him to provide our Board of Directors with insights on clinical trials, product development and strategic priorities, qualifies him to serve on our Board of Directors.

        Eric Venker, M.D., Pharm.D., Director.    Dr. Venker has served as a director since February 2020. Dr. Venker has served as Chief Operating Officer of Roivant Sciences, Inc., since November 2018. From October 2017 to October 2018, he served as Chief of Staff to Roivant Sciences, Inc.'s Chief Executive Officer, and from 2014 to 2015 as an Analyst at Roivant Sciences, Inc. From 2015 to 2017, Dr. Venker was a physician at New York Presbyterian Hospital/Columbia University Medical Center, where he trained in internal medicine, and also served as Chair of the Housestaff Quality Council leading operational initiatives to improve efficiencies. From 2011 to 2015, Dr. Venker was a Clinical Pharmacist at Yale-New Haven Hospital. Dr. Venker also serves on the boards of directors of Immunovant, Inc. (Nasdaq: IMVT) and Axovant Gene Therapies Ltd. (Nasdaq: AXGT). He received his Pharm.D. from St. Louis College of Pharmacy and his M.D. from Yale School of Medicine. Our Board of Directors believes that Dr. Venker's medical background and experience in the biopharmaceutical industry qualifies him to serve on our Board of Directors.

        James Meyers, Director.    Mr. Meyers has served as a director since October 2018. He also serves as a Board Member for CytomX Therapeutics (Nasdaq: CTMX) and Sangamo Therapeutics. Mr. Meyers has served as a Senior Advisor to Gilead Sciences, Inc. (Nasdaq: GILD) since his retirement from Gilead in February 2018. In his 22 years at Gilead, Mr. Meyers was one of a relatively small group of executives who were instrumental in transitioning the company from an innovative start-up to one of the most successful biopharmaceutical organizations in the world. Prior to his advisory role, Mr. Meyers served as Gilead's Executive Vice President of Worldwide Commercial Operations, responsible for all commercial activities including pricing and market access. Mr. Meyers also led some of the most important and successful product launches in the history of the biopharmaceutical industry, most notably in the therapeutics areas of HCV and HIV. Prior to Gilead, Mr. Meyers served in roles of increasing responsibility at both Zeneca Pharmaceuticals and Astra U.S.A.. Mr. Meyers received his Bachelor's degree in Economics from Boston College. Our Board of Directors believes Mr. Meyers' experiences in the biopharmaceutical and healthcare industry, which allows him to contribute valuable input to our Board of Directors on our strategic and business affairs, qualifies him to serve on our Board of Directors.

        Andrew Cheng, M.D., Ph.D., Director.    Dr. Cheng has served as a director since August 2019. Since September 2018, Dr. Cheng has served as President and Chief Executive Officer at Akero Therapuetics (Nasdaq: AKRO), a biotechnology company focused on the development of transformational treatments for non-alcoholic steatohepatitis and other serious metabolic diseases. Previously, Dr. Cheng spent nearly two decades at Gilead Sciences, Inc., where he most recently served as Chief Medical Officer and Executive Vice President. Dr. Cheng joined Gilead Sciences in 1999 and was responsible for leading the clinical development for numerous HIV/AIDS programs. During his tenure at Gilead, he also led the clinical development operations for several other therapeutic areas including oncology, inflammatory, respiratory and cardiovascular indications. Dr. Cheng received a B.A. from the Johns Hopkins University and an M.D. and Ph.D. from Columbia University College of Physicians and Surgeons. He is board certified in Internal Medicine. Our Board of Directors believes Dr. Cheng's extensive experience in the pharmaceutical industry and numerous successful clinical development outcomes for several antiviral compounds qualify him to serve on our Board of Directors.

        The following are brief biographies of our current executive officers:

        David C. Hastings, Chief Financial Officer.    Mr. Hastings has served as our Chief Financial Officer since June 2018. Mr. Hastings previously served as the Chief Financial Officer and Executive Vice President of Incyte Corporation (a life sciences company with a focus on oncology) from 2003 until 2014. During this time, Mr. Hastings oversaw all financial aspects as Incyte transitioned from research and development to commercialization following the launch of Jakafi® (ruxolitinib). Mr. Hastings also previously served as Vice President, Chief Financial Officer and Treasurer of ArQule Inc. During his tenure at ArQule, he played an important role in ArQule's transition into a drug discovery and development organization, and in two strategic acquisitions, including the purchase of Cyclis Pharmaceuticals Inc. Prior to that, Mr. Hastings was with Genzyme Corporation as its Vice President and Corporate Controller, and with Sepracor, Inc. where he was Director of Finance. Most recently, Mr. Hastings served as the Chief Financial Officer and Senior Vice President of Unilife Corporation (a medical device company) from 2015 to 2017 and as its Chief Accounting Officer and Treasurer from 2016 to 2017. Mr. Hastings was an executive officer of Unilife Corporation when it filed for voluntary bankruptcy in April 2017. Mr. Hastings currently serves on the board of directors and chairs the Audit Committees of Scynexis, Inc. (Nasdaq: SCYX), VBL Therapeutics, Inc. (Nasdaq: VBLT), and Entasis Therapeutics, Inc. (Nasdaq: ETTX). Mr. Hastings received a B.A. in Economics from the University of Vermont.

        Elizabeth Howard, Ph.D., J.D., Executive Vice President, General Counsel and Chief Compliance Officer.    Dr. Howard has served as our Executive Vice President and General Counsel since March 2016 and as Chief Compliance Officer since March 2019. Dr. Howard has been practicing law for more than 20 years. Prior to joining us in March 2016, she was an intellectual property partner at Orrick, where she co-chaired Orrick's life sciences practice focusing on patent infringement litigation. Her practice also included trade secrets disputes and handling anti-counterfeiting matters in the pharmaceutical industry. In addition to litigating in numerous federal district courts and California state courts, Dr. Howard has appeared before the U.S. Patent and Trademark Office in interference proceedings, arbitrated before numerous tribunals, and litigated before the U.S. International Trade Commission, or ITC. Dr. Howard also served as a deputy district attorney in the county of Santa Clara. Additionally, Dr. Howard counseled clients in negotiation and drafting of agreements in licensing or other technology transactions. She also speaks and publishes regularly on intellectual property matters affecting the life sciences industry. Dr. Howard has been listed as a "leading lawyer" in "PLC Which Lawyer" for her litigation successes in life sciences, and named to the Daily Journal's list of "Top 75 IP Litigators in California" in 2013. Before law school, Dr. Howard was an NSF Plant Molecular Biology Postdoctoral Fellow at the CSIRO Division of Plant Industry in Canberra, Australia, and a Research Geneticist at the University of California, Berkeley. Dr. Howard obtained her doctorate with Dr. Elizabeth Blackburn (2009 Nobel Laureate, Physiology or Medicine). Dr. Howard holds a B.A. with honors from the University of California, Santa Barbara, a Ph.D. in Molecular Biology from the University of California, Berkeley, a J.D. from the University of California, Hastings College of the Law, and is a member of the United States Patent Bar.

        Michael J. Sofia, Ph.D., Chief Scientific Officer.    has served as our Chief Scientific Officer since 2015. Dr. Sofia has won the Lasker-Debakey Clinical Medical Research Award for his outstanding discovery, contribution, and achievement in the field of medicine. Dr. Sofia has also won the Economist's 2015 Innovation Award in the Bioscience category for developing a rapid cure for hepatitis C virus infection (HCV). Dr. Sofia was one of OnCore's co-founders and served as its Chief Scientific Officer and Head of Research and Development since July 2014. He previously served as President and a member of its board of directors from May 2012 to August 2014. Since April 2012, Dr. Sofia has been a professor at the Baruch S. Blumberg Institute and since March 2013, Dr. Sofia has been an adjunct professor at the Drexel University School of Medicine. Previously, Dr. Sofia was the Senior Vice-President, Chemistry, Site Head and then Senior Advisor at Gilead Sciences, Inc. from January 2012 to December 2012. Prior to that, Dr. Sofia was the Senior Vice-President, Chemistry at Pharmasset, Inc. from August 2005 to January 2012 where he was responsible for the discovery of sofosbuvir, which ultimately resulted in the acquisition of Pharmasset by Gilead for $11 billion. From 1999 to 2005, Dr. Sofia served as a Group Director, New Leads Chemistry at Bristol-Myers Squibb. From 1993 to 1999, Dr. Sofia established and directed the research programs at Transcell Technologies, first as Director of Chemistry and then as Vice-President of Research. Dr. Sofia received his B.A. degree from Cornell University, his Ph.D. degree from the University of Illinois at Urbana-Champaign and was an NIH postdoctoral fellow at Columbia University.

        Gaston Picchio, Chief Development Officer.    Dr. Picchio has served as our Chief Development Officer since October 2018. Dr. Picchio joined us from Janssen R&D, bringing with him over thirty years of basic and clinical experience in the field of human virology, and sixteen years of industry experience dedicated to the development of antiviral drugs including drug approvals for the treatment of HIV (etravirine and rilpivirine) and HCV (telaprevir and simeprevir). In 2015, Dr. Picchio was a recipient of the Johnson Medal for the development of telaprevir and simeprevir and combinations thereof. Prior to joining us, Dr. Picchio served in various senior management positions at Janssen R&D, including Vice President—Scientific Innovation Infectious Diseases & Vaccines, Vice President—Hepatitis Disease Area Leader and Vice President—Clinical Virology Infectious Diseases & Vaccines. Dr. Picchio received a Masters in Molecular Biology from University Centro de Altos Estudios en Ciencias Exactas, Buenos Aires, and a PhD degree from University of Buenos Aires, Argentina.

        Michael J. McElhaugh, Chief Business Officer.    Mr. McElhaugh has served as our Chief Business Officer since December 2018 and has been with us since July 2014. Mr. McElhaugh was one of the co-founders of OnCore Biopharma and served as its Chief Operating Officer before OnCore was acquired by us in March 2015. Previously, from March 2012 to May 2014 he was the Director, Hepatitis C Worldwide Commercialization at Bristol-Meyers Squibb, a pharmaceutical company. Prior to Bristol-Meyers Squibb, Mr. McElhaugh was the Director, Business Development and Market Analytics at Pharmasset, Inc. from September 2008 until its acquisition by Gilead Sciences Inc. in January 2012 and remained in that position after the acquisition until March 2012. He also previously held various positions at Viropharma, Inc. and at Merck and Co., Inc. Mr. McElhaugh received his B.S. degree from

St. Joseph's University, his M.S. degree from Thomas Jefferson University and his M.B.A. degree from the Johnson Graduate School of Management at Cornell University.

Arrangements Relating to Election or Nomination of Directors

        Except as set forth below, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director or is being nominated as a director:

        Drs. Torti, Manchester and Venker serve on our Board of Directors in connection with Roivant's right to designate for nomination up to three directors pursuant to our Articles. See the "Corporate Governance—Governance Agreement with Roivant" section of this Proxy Statement/Circular.

No Family Relationships

        There are no family relationships between any of our executive officers, directors or director nominees.

CORPORATE GOVERNANCE

Overview

        We believe in building a strong governance foundation. As a Canadian company publicly listed on a U.S. stock exchange, we are subject to the rules and regulations of the SEC, the listing standards of Nasdaq, and the rules and policies of the Canadian provincial securities regulators. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that we and our Board of Directors have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.

Board Independence and Oversight

        Our Board of Directors assumes responsibility for our stewardship. The mandate of our Board of Directors is to supervise the management of our business and affairs. Our Board of Directors delegates day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the Board remains with the full Board of Directors. Our Board of Directors has a formal mandate, the text of which is attached to this Proxy Statement/Circular as Exhibit A.

        Our Board of Directors is currently composed of eight directors, and Shareholders are being asked at the Meeting to re-elect each of these eight directors to an additional one-year term.

        Independent directors (according to the applicable standards of the SEC, Nasdaq and the rules and regulations of the Canadian provincial securities regulatory authorities) are as follows: Dr. Torti, Mr. Burgess, Mr. Henriques, Dr. Manchester, Dr. Venker, Mr. Meyers and Dr. Cheng. In connection with its assessment, our Board of Directors considered (i) each director's beneficial ownership of our Common Shares reported in the "Stock Ownership of Directors, Officers and Principal Shareholders" section of this Proxy Statement/Circular, (ii) the agreements and transactions reported in the "Related Party Transactions" section of this Proxy Statement/Circular, (iii) with respect to Drs. Torti, Manchester and Venker, their affiliation with certain beneficial owners of more than 5% of our Common Shares (please refer to the biographies of the current directors in the "Executive Officers and Directors" section of this Proxy Statement/Circular for details regarding the affiliation of Drs. Torti, Manchester and Venker with Roivant) and their original election and/or nomination to our Board of Directors on behalf of such Shareholders. Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.

        Mr. Collier, our President and Chief Executive Officer, is not independent as a result of being one of our officers. Further information on our directors is set out in the biography of each director under the heading "Executive Officers and Directors". Each biography also outlines the director's relevant experience and expertise.

Board Leadership

        Our entire Board of Directors is responsible for our overall governance. Our Chairman, Dr. Torti, is independent of management. At this time, our Board of Directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of our Board of Directors as a whole.

Risk Assessment

        One of the key functions of our Board of Directors is informed oversight of our enterprise risk management process. Our Board of Directors does not have a standing risk management committee, but directly oversees risk management, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and practices have the potential to encourage excessive risk-taking, and whether our compensation policies and practices are reasonably likely to have a material adverse effect on us.

CEO Evaluation

        In reviewing and recommending the compensation of our Chief Executive Officer, our Compensation Committee reviews and recommends to our Board the corporate goals and objectives of our business relevant thereto, and evaluates the Chief Executive Officer's performance in light of those corporate goals and objectives and makes a recommendation to the Board of Directors regarding the Chief Executive Officer's compensation based on, in part, such evaluation. Our Board of Directors then reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the annual review and assessment of our Chief Executive Officer's performance, which is performed by the independent directors on our Board of Directors.

Director Orientation and Continuing Education

        New Board members receive a director's orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about us, providing the directors with an opportunity to ask questions.

        Board meetings are periodically held at our facilities and combined with presentations by our senior management to give the directors additional insight into the main areas of our business.

Director Nominations

        Our Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board of Directors.

        All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board of Directors. Prior to recommending candidates to serve on our Board of Directors, the Corporate Governance and Nominating Committee:

  (a)
  considers what competencies and skills our Board of Directors, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

  (b)
  assesses what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by our Board of Directors, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

  (c)
  assesses what competencies and skills each nominee will bring to our Board of Directors and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

        The Corporate Governance and Nominating Committee will consider and evaluate Shareholder-recommended candidates using the same criteria as for other candidates. If the committee decides the candidate is suitable for Board membership, the committee will recommend the candidate to our Board of Directors, which approves the slate of director nominees for election by Shareholders. During fiscal 2019, we received no director recommendations from our Shareholders other than pursuant to the Governance Agreement with Roivant.

        Shareholders who wish to suggest a director candidate may submit a written recommendation to Attention: Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States (with a copy to Farris LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, Q.C.), along with the following information:

  •
  as to each person whom the Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person, and the principal occupation or employment of the person for the past five years; (C) the citizenship of such person; (D) the class or series and number of shares in our share capital which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada; and

  •
  as to the nominating Shareholder giving the notice, full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such nominating Shareholder has a right to vote or direct the voting of any of our shares and any other information relating to such nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada.

        We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable Shareholder's understanding of the independence, or lack thereof, of such proposed nominee. Shareholders wishing to propose a director candidate must also comply with the advance notice deadlines found in Section 13.9 of our Articles, and more fully described above under "How can I make a Shareholder proposal for the 2020 Annual General Meeting of Shareholders."

        In addition to suggesting a director candidate, a Shareholder may also nominate a director candidate for election. A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the "Nomination Notice") for an annual general meeting of Shareholders must be provided to our Secretary not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, as amended, copies of which are attached as Exhibits 3.1 and 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2019, which can be found under our profile at www.sedar.com or www.sec.gov.

Director Election and Majority Voting Policy

        Our Board of Directors believes that each of its members should carry the confidence and support of our Shareholders. To this end, our Articles allow for a majority voting policy. Our Shareholders originally approved the majority voting policy in 2013 and it was subsequently amended in March 2018. In an uncontested election of directors, Shareholders may vote in favor of, or withhold their vote from, each nominee director. If, with respect to any particular nominee, the number of votes withheld for a particular nominee exceeds the number of votes in favor of the nominee, then for purposes of our policy, the nominee shall be considered not to have received the support of our Shareholders, even though duly elected as a matter of corporate law.

        A person elected as a director who is considered under this test not to have the confidence of Shareholders is expected to immediately submit to our Board of Directors his or her resignation in accordance with our Majority Voting Policy. Our Board of Directors (excluding any director that has tendered a resignation) will consider the director's offer to resign and decide whether or not to accept it. In making its decision, the Board of Directors will consider all factors deemed relevant by the members of the committee and our Board of Directors, including:

  •
  the recommendation of our Corporate Governance and Nominating Committee;

  •
  the stated reasons why Shareholders withheld votes from the election of the resigning director;

  •
  the length of service and the qualifications of the resigning director;

  •
  the resigning director's contributions to us; and

  •
  the effect that such resignation(s) may have on our Board of Directors' ability to (i) effectively continue fulfilling its responsibility for the stewardship of our organization and the enhancement of shareholder value; and (ii) our ability to comply with any applicable governance rules and policies.

        Within 90 days following the applicable meeting of Shareholders, our Board of Directors will, upon recommendation of our Corporate Governance and Nominating Committee and the other factors set forth above, decide whether to accept or not accept the resignation of that director. Following our Board of Directors' decision on the resignation, our Board of Directors will promptly disclose, via press release, its decision whether to accept the resigning director's resignation offer including the reasons for rejecting the resignation offer, if applicable. If a resignation is accepted, our Board of Directors may in accordance with the provisions of the Articles and the BCBCA appoint a new director to fill any vacancy created by the resignation, reduce the size of our Board of Directors, leave any vacancy open until the next annual general meeting of our Shareholders, call a special meeting of our Shareholders at which there will be presented nominees to fill any vacancies, or any combination of the above. Our Majority Voting Policy is available on our website at www.arbutusbio.com.

Director Terms

        Directors are elected annually. Unless the director's office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders or, if no director is then elected, until a successor is elected or appointed.

Director Term Limits

        Our Board of Directors has not adopted term limits for our directors. In terms of mechanisms for Board renewal, the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of our Board of Directors. This assessment includes an evaluation of: our Board of Directors' contribution as a whole and effectiveness in serving our best interests and the best interests of our Shareholders; specific areas in which our Board of Directors and/or management believe contributions could be improved; the appropriate size of our Board of Directors, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of new candidates to our Board of Directors as well as incumbent directors for re-election to our Board of Directors.

Diversity

        The Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board of Directors.

        Our Board of Directors' Mandate, and the Corporate Governance and Nominating Committee's Charter, do not specifically contemplate diversity or the level of representation of women on our Board of Directors in identifying and nominating candidates for election or re-election to our Board of Directors. However, prior to recommending candidates to serve on our Board of Directors, the Corporate Governance and Nominating Committee shall:

  (a)
  consider what competencies and skills our Board of Directors, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

  (b)
  assess what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by our Board of Directors; rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

  (c)
  assess what competencies and skills each nominee will bring to our Board of Directors and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

        Our Board of Directors' Mandate does not specifically contemplate the level of representation of women in executive officer positions when making executive officer appointments. However, our Board of Directors' Mandate does stipulate that our Board of Directors is responsible for evaluating the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout our organization.

        We have not adopted a target regarding women on its Board of Directors. As at the date hereof, we have no women on our Board of Directors. We have not adopted a target regarding women in executive officer positions. As at the date hereof, we have one female executive officer, Elizabeth Howard.

Committees of the Board of Directors

        To assist in the discharge of its responsibilities, our Board of Directors currently has three standing committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee, each of which is composed entirely of independent directors.

        In addition to our formal, standing committees, our Board of Directors may from time-to-time appoint additional committees to address specific issues.

Audit Committee

        The members of our Audit Committee are Messrs. Henriques (Chair), Meyers and Burgess, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the members of our Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). In addition, our Board of Directors has determined that each of Messrs. Henriques and Burgess qualifies as an "audit committee financial expert" under the rules of the SEC. Our Board of Directors has determined that each member of our Audit Committee is an independent member of our Board of Directors under the current requirements of Nasdaq and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.

        Our Audit Committee is responsible for acting on behalf of our Board of Directors in fulfilling our Board of Directors' oversight responsibilities with respect to: (i) our corporate accounting, financial reporting practices and audits of financial statements, (ii) our systems of internal accounting and financial controls; (iii) the quality and integrity of our financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as our independent registered public accounting firm. Our independent registered public accounting firm reports directly to our Audit Committee. Specific responsibilities of our Audit Committee include:

  •
  overseeing the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an independent registered public accounting firm's report or performing other audit, review or attest services for us;

  •
  evaluating the performance, and assessing the qualifications, of our independent registered public accounting firm and recommending to our Board of Directors the appointment of, and compensation for, our independent registered public accounting firm for the purpose of preparing or issuing an independent registered public accounting firm report or performing other audit, review or attest services;

  •
  subject to the appointment of our independent registered public accounting firm in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our independent registered public accounting firm;

  •
  determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent registered public accounting firm and to perform any proposed permissible non-audit services;

  •
  reviewing our financial statements and management's discussion and analysis of financial condition and results of operations and recommending to our Board of Directors whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by our Board of Directors;

  •
  conferring with our independent registered public accounting firm and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

  •
  reviewing, overseeing and approving, in advance, related-party transactions and reviewing other issues arising under our Code of Business Conduct for Directors, Officers, Employees, Contractors and Consultants and similar policies; and

  •
  reviewing and discussing with our management and independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

        A copy of our Audit Committee's charter, the text of which is attached to this Proxy Statement/Circular as Exhibit B, is available on our website at www.arbutusbio.com.

        Both our independent registered public accounting firm and management periodically meets privately with our Audit Committee.

Executive Compensation and Human Resources Committee

        The members of the Compensation Committee are Mr. Meyers (Chair), Mr. Henriques, Dr. Torti and Dr. Cheng. Our Board of Directors has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their prior senior roles in our industry. Our Board of Directors has determined that each member of our Compensation Committee is independent.

        Our Compensation Committee is responsible for acting on behalf of our Board of Directors in: (i) determining and approving the compensation of our Chief Executive Officer; (ii) reviewing and approving compensation for our other executive officers; (iii) fulfilling our Board of Directors' oversight responsibilities with respect to our overall compensation policies, plans and programs; and (iv) performing other activities related to our compensation plans and structure, including preparing and reviewing any disclosure on executive compensation included in our annual proxy statement or information circular in accordance with applicable rules and regulations promulgated by the SEC and the Canadian provincial securities regulatory authorities.

        Specific responsibilities of our Compensation Committee include:

  •
  reviewing and recommending to our Board of Directors for its approval, the salary, bonus, equity compensation and any other compensation and terms of employment of our Chief Executive Officer;

  •
  reviewing and recommending to our Board of Directors for its approval, the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for our executive officers;

  •
  reviewing and recommending to our Board of Directors the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements for our executive officers;

  •
  from time to time reviewing and recommending to our Board of Directors our overall compensation plans and structure, including without limitation incentive compensation and equity-based plans;

  •
  recommending to our Board of Directors for its approval the compensation for non-executive Board members, including any retainers, committee and committee chair fees and/or equity compensation;

  •
  administering our equity compensation plans, pension plans, and similar programs, including the adoption, amendment and termination of such plans and any sub-plans thereof, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, or exercising such other power and authority as may be permitted or required under such plans;

  •
  reviewing with management all executive compensation disclosure before we publicly disclose this information; and

  •
  reviewing, discussing and assessing annually the committee's own performance and the adequacy of the committee's charter.

        Only independent, non-employee members of our Board of Directors participate in the review and approval of the executive compensation actions described above. A copy of our Compensation Committee's charter is available on our website at www.arbutusbio.com.

        The agenda for each meeting of the Compensation Committee is developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration Mr. Collier's input in granting annual bonuses or equity awards and setting compensation levels.

        The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

        The Compensation Committee engaged Aon plc ("Aon"), an independent compensation advisor, during the fiscal year ended December 31, 2019 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation and equity plan programs generally. The Compensation Committee retains the sole authority to direct, terminate or engage Aon's services. Other than services for which Aon was engaged by the Compensation Committee, Aon did not provide any other services to us.

        The Compensation Committee may delegate any or all of its administrative duties or responsibilities to any of our officers, to the extent consistent with our Articles and applicable laws and rules of markets in which our securities then trade. The Compensation Committee may also form and delegate authority to sub-committees.

Corporate Governance and Nominating Committee

        The members of our Corporate Governance and Nominating Committee are Dr. Manchester (Chair) and Messrs. Burgess and Meyers. Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board of Directors under the current requirements of Nasdaq and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

        Our Corporate Governance and Nominating Committee is responsible for (i) overseeing all aspects of our corporate governance functions on behalf of our Board of Directors; (ii) making recommendations to our Board of Directors regarding corporate governance issues; (iii) identifying, reviewing and evaluating candidates to serve as our directors and reviewing and evaluating incumbent directors; (iv) an annual evaluation of our Board of Directors; (v) serving as a focal point for communication between such candidates, non-Committee directors and our management; (vi) recommending candidates to our Board of Directors; (vii) overseeing an evaluation of management succession planning; and (viii) making other recommendations to our Board of Directors regarding affairs relating to our directors.

        Specific responsibilities of our Corporate Governance and Nominating Committee include:

  •
  establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board of Directors;

  •
  evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to our Board of Directors;

  •
  annually reviewing, discussing and assessing the performance of our Board of Directors, including Board committees, seeking input from senior management, the full Board of Directors and others;

  •
  recommending annually to our Board of Directors for its approval the Chair and membership of each committee;

  •
  ensuring that all new directors receive a comprehensive orientation and that all new directors fully understand the nature and operation of our business, the role of our Board of Directors and its committees, and the contribution that each new director is expected to make, including the commitment of time and resources;

  •
  overseeing periodic evaluations of management succession plans; and

  •
  developing and reviewing a set of corporate governance principles for us.

        A copy of our Corporate Governance and Nominating Committee's charter is available on our website at www.arbutusbio.com.

        Our Board of Directors is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board of Directors.

Governance Agreement with Roivant

        Pursuant to Part 28 of the Articles, for so long as Roivant has "beneficial ownership" (as defined pursuant Rule 13d-3 under the Exchange Act) ("Beneficial Ownership") or exercises control or direction over not less than:

  •
  thirty-percent (30%) of the issued and outstanding Common Shares calculated on a partially diluted basis as of a particular date, Roivant has the right to nominate three (3) individuals for election to our Board of Directors at each Shareholder meeting, one (1) of whom must satisfy the applicable independence standards; and

  •
  twenty-percent (20%) of the issued and outstanding Common Shares calculated on a partially diluted basis as of a particular date, Roivant has the right to nominate two (2) individuals for election to our Board of Directors at each Shareholder meeting; and

  •
  ten percent (10%) of the issued and outstanding Common Shares calculated on a partially diluted basis as of a particular date, Roivant has the right to nominate one (1) individual for election to our Board of Directors at each Shareholder Meeting.

        Upon Roivant having Beneficial Ownership or exercising control or direction over less than ten percent (10%) of the outstanding Common Shares calculated on a partially diluted basis as of a particular date, the nomination rights provided above will be of no further force and effect. The Beneficial Ownership total number of Common Shares underlying the Preferred Shares beneficially owned by Roivant are included in the Beneficial Ownership calculations described above.

        Roivant has designated Drs. Torti, Manchester and Venker as its designees (collectively, the "Roivant Nominees"). The Roivant Nominees have consented to be named in the Proxy Statement/Circular and proxy card, and if elected, to serve on our Board of Directors. To our management's knowledge, neither Roivant nor any of the Roivant nominees have been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of the Regulation S-K of the Exchange Act.

Board of Directors and Committee Meetings

        During the fiscal year ended December 31, 2019, our Board of Directors held a total of ten meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of 4, 6, and 0 time(s), respectively. Except for Ms. Potter, each director attended at least 75% of the total number of meetings of our Board of Directors and committee meetings of which such director was a member during 2019. Ms. Potter attended 70% of the meetings of our Board of Directors and committee meetings of which she was a member during 2019.

Board Member Attendance at Annual Shareholder Meetings

        Although we do not have a formal policy regarding director attendance at annual general meetings of Shareholders, directors are invited to attend these annual general meetings absent extenuating circumstances. None of our directors attended our 2019 Annual General Meeting of Shareholders.

Code of Business Conduct for Directors, Officers, Employees Contractors and Consultants

        We have adopted a code of business conduct for directors, officers, employees, contractors and consultants (the "Code of Conduct"), which is available on our website at www.arbutusbio.com and also at www.sedar.com. Our Board of Directors and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. If we effect an amendment to, or waiver from, a provision of our Code of Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.

        We comply with the relevant provisions under the BCBCA that deal with conflicts of interest in the approval of agreements or transactions, and our Code of Conduct sets out additional guidelines in relation to conflict of interest situations. We, through directors' and officers' questionnaires and other systems, also gather and monitor relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. Where appropriate, our directors absent themselves from portions of Board and committee meetings to allow independent discussion.

        We were founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard, and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct.

Shareholder Communications with Directors

        We communicate with our stakeholders through a number of channels including our website at www.arbutusbio.com. Shareholders can provide feedback to us in a number of ways, including email at ir@arbutusbio.com and through our website. Any communication sent by a Shareholder must state the number of Common Shares owned by such Shareholder making the communication. We will review each communication and will forward such communication to our Board of Directors, or to any individual director to whom the communication is addressed, unless the communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board of Directors. All communications that relate to questionable accounting or auditing matters involving us should be addressed directly to our General Counsel who will in turn report it to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.arbutusbio.com.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

        Our authorized share capital consists of an unlimited number of Common Shares and 1,164,000 Preferred Shares without par value.

        The following table shows information regarding the beneficial ownership of our Common Shares as of April 23, 2020 by:

  •
  each of our Named Executive Officers (as defined below);

  •
  each of our directors;

  •
  all of our current directors and executive officers as a group; and

  •
  each person, or group of affiliated persons, known by us to own beneficially more than 5% of our Common Shares.

        Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Named Executive Officers and Directors(3)
William H. Collier(4)	30,591	*
Mark J. Murray, Ph.D.(5)	2,104,583	3.0%
Michael J. Sofia, Ph.D.(6)	2,094,986	3.0%
David C. Hastings(7)	187,499	*
Frank Torti, M.D.(8)	36,667	*
Daniel Burgess(9)	116,000	*
Richard C. Henriques(10)	97,000	*
Keith Manchester, M.D.(11)	135,915	*
Eric Venker, M.D., Pharm.D.	—	*
James Meyers(12)	36,667	*
Andrew Cheng, M.D., Ph.D.	—	—
All executive officers and directors as a group (13 persons)(13)	4,839,908	6.7%
Greater than 5% Shareholders (Not Listed Above)
Roivant Sciences, Ltd.(14)	16,013,540	23.2%
RTW Investments, LP(15)	5,666,754	8.2%
Foresite Capital Fund IV, L.P.(16)	3,705,128	5.4%

*
Represents less than 1% of the outstanding Common Shares.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any Common Shares over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 23, 2020, whether through the exercise of options or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)
The beneficial ownership percentage is calculated for each person or group separately because Common Shares subject to options or other rights to acquire our Common Shares that are currently exercisable or exercisable within 60 days of April 23, 2020 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such options or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 68,961,395 Common Shares (which represents the number of Common Shares that were outstanding as of April 23, 2020) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 23, 2020 as indicated in the footnotes below.

(3)
The address for each of our executive officers and directors is c/o Arbutus Biopharma Corporation, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States.

(4)
Consists of 30,591 Options exercisable within 60 days of April 23, 2020.

(5)
Dr. Murray retired as our President and Chief Executive Officer, effective as of June 23, 2019. Consists of 341,396 Common Shares as reported on a Form 4 filed November 30, 2018 and 1,763,187 Options exercisable as of June 23, 2019.

(6)
Consists of 1,669,153 Common Shares and 425,833 Options exercisable within 60 days of April 23, 2020.

(7)
Consists of 187,499 Options exercisable within 60 days of April 23, 2020.

(8)
Consists of 36,667 Options exercisable within 60 days of April 23, 2020.

(9)
Consists of 116,000 Options exercisable within 60 days of April 23, 2020.

(10)
Consists of 1,000 Common Shares and 96,000 Options exercisable within 60 days of April 23, 2020.

(11)
Consists of 135,915 Options exercisable within 60 days of April 23, 2020.

(12)
Consists of 36,667 Options exercisable within 60 days of April 23, 2020.

(13)
Consists of 2,011,549 Common Shares and 2,828,359 Options exercisable within 60 days of April 23, 2020.

(14)
As reported in Schedule 13D/A filed with the SEC on July 16, 2019, Roivant directly owns and has voting and dispositive power over 16,013,540 Common Shares. This amount excludes approximately 23 million Common Shares underlying 1,164,000 of our Preferred Shares assuming conversion on October 16, 2021. The Preferred Shares are not convertible into Common Shares until they become mandatorily convertible on October 16, 2021 (subject to adjustment and subject to limited exceptions in the event of certain transactions or fundamental changes that would permit earlier conversion at Roivant's option). The filing indicates that as a result of the changes in the internal governance of Roivant, Roivant's shareholders previously disclosed in the Schedule 13D (SoftBank Vision Fund and certain affiliates ("SoftBank"), QVT Associates GP LLC and certain affiliates ("QVT"), Dexxon Holdings Ltd. and certain affiliates ("Dexxon"), and Viking Global Investors LP and certain affiliates ("Viking")) and Roivant's two independent directors referenced in the Schedule 13D filing (Andrew Lo and Patrick Machado) are no longer deemed to beneficially own the Common Shares directly owned by Roivant. Additionally, based on other changes in Roivant's internal governance relating to oversight of Roivant's business and governance, SoftBank, QVT, Dexxon and Viking are no longer deemed to control Roivant within the meaning of Instruction C to Schedule 13D. These changes do not impact Roivant's beneficial ownership of the Common Shares. Dr. Manchester, one of our directors, serves on the Board of Directors of Roivant. The principal business address of Roivant, is Suite 1, 3rd Floor, 11-12 St. James's Square, London, SW1Y 4LB, United Kingdom.

(15)
Based on information contained in Schedule 13G/A filed by RTW Investment, LP (the "Adviser") on February 14, 2020. The filing indicated that as of December 31, 2019, the Common Shares are held by RTW Master Fund, Ltd. and one or more other funds (together the "Funds") managed by the Adviser. The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Common Shares held by the Funds. Accordingly, for the purposes of Reg. Section 240.13d-3, the Adviser may be deemed to beneficially own an aggregate of 5,666,754 Common Shares, or 9.12% of our 62,111,972 Common Shares issued and outstanding as of December 19, 2019, as disclosed in our Registration Statement on Form S-3 filed with the SEC on December 23, 2019. Roderick Wong is the Managing Partner of the Adviser. The report further indicated that it shall not be deemed an admission that the Adviser, the Funds or any other person is the beneficial owner of the securities reported herein for purposes of Section 13 of the Exchange Act, or for any other purpose. Each of the reporting persons disclaimed beneficial ownership of the Common Shares reported therein except to the extent of the reporting person's pecuniary interest therein. The address for the Adviser is 412 West 15th Street, Floor 9, New York, New York 10011. The address for RTW Master Fund, Ltd. is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands. The address for Mr. Wong is c/o RTW Investments, LP, 412 West 15th Street, Floor 9, New York, New York 10011.

(16)
Based on information contained in Schedule 13G/A filed by Foresite Capital Fund IV, L.P., a Delaware limited partnership ("FCF IV"), Foresite Capital Management IV, LLC, a Delaware limited liability company ("FCM IV"), and James Tananbaum ("Tananbaum") on February 14, 2020. The filing indicated that the shares are directly owned by FCF IV but that FCM IV, the general partner of FCF IV, may be deemed to have sole power to vote these shares, and Tananbaum, the managing member of FCM IV, may be deemed to have sole power to vote these shares. The filing also indicated that under certain circumstances set forth in the limited partnership agreement of FCF IV and the limited liability company agreement of FCM IV the partners or members, as the case may be, of each of such entities may be deemed to have the right to receive dividends from, or the proceeds from the sale of, our shares directly or indirectly owned by each such entity of which they are a partner or member. The address for each of FCF IV, FCM IV and Tananbaum is c/o Foresite Capital Management, 600 Montgomery Street, Suite 4500, San Francisco, CA 94111.

EXECUTIVE COMPENSATION

        Our named executive officers ("Named Executive Officers") for the year ended December 31, 2019 are:

  •
  William H. Collier, our President and Chief Executive Officer;

  •
  Mark J. Murray, Ph.D., our former President and Chief Executive Officer;

  •
  Michael J. Sofia, Ph.D., our Chief Scientific Officer; and

  •
  David C. Hastings, our Chief Financial Officer.

Summary Compensation Table

        The following table provides information regarding the compensation awarded to, earned by or paid to our Named Executive Officers for the years ended December 31, 2019 and 2018. All amounts are expressed in US dollars unless otherwise noted.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
William H. Collier	2019	285,577	100,000	1,792,048	150,945	5,615	2,334,185
President and Chief Executive Officer
Mark J. Murray, Ph.D.	2019	273,491	—	1,193,684	—	2,313,255	3,780,430
Former President and	2018	556,000	—	1,610,020	306,000	55,865	2,527,885
Chief Executive Officer
Michael J. Sofia, Ph.D.	2019	422,300	—	484,152	135,136	9,800	1,051,388
Chief Scientific Officer
David C. Hastings	2019	412,000	—	459,109	131,840	7,301	1,010,250
Chief Financial Officer	2018	224,000	75,000	1,002,000	147,200	4,667	1,452,867

(1)
Mr. Hastings was hired as Chief Financial Officer on June 11, 2018. Salary data for 2018 for Mr. Hastings is prorated based upon his date of hire. Dr. Murray retired as President and Chief Executive Officer, effective as of June 23, 2019. Mr. Collier was appointed as President and Chief Executive Officer, effective as of June 24, 2019. Salary data for 2019 for Dr. Murray and Mr. Collier reflects their respective dates of retirement and hire.

(2)
Mr. Collier received a $100,000 sign-on bonus in 2019 related to the commencement of his employment. Mr. Hastings received a $75,000 sign-on bonus in 2018 related to the commencement of his employment.

(3)
The amounts in this column represent the aggregate grant date fair value of the option grants, calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification ("ASC") Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 16, Stock-based Compensation) included in our Annual Report.

(4)
The amounts in this column represent performance bonuses earned by the Named Executive Officers in the year shown based upon the achievement of pre-established performance objectives. See "Non-Equity Incentive Plan Compensation" below.

(5)
The amounts in this column for 2019 include 401(k) matching contributions of $5,615 for Mr. Collier, $9,800 for Dr. Murray, $9,800 for Dr. Sofia and $7,301 for Mr. Hastings. Dr. Murray's other compensation also includes life insurance premiums of $14,783 and reimbursement of personal tax filing service fees. Dr. Murray's other compensation also includes the following payments and benefits that he received in connection with his retirement pursuant to his separation agreement and release with us, as described below under "Narrative Disclosure to Summary Compensation Table": (i) a cash payment in the amount of $33,039, in respect of earned but unused vacation days; (ii) a cash payment in the amount of $1,832,576, which is equal to 24 months of his base salary and target bonus; (iii) a cash payment in the amount of $145,140, which is equal to the average of the actual percentage achievement of his target bonus opportunity for calendar years 2018, 2017 and 2016, multiplied by his bonus target as of the end of the month immediately before his separation date, and prorated for the portion of the year ending on his separation date; (iv) a cash payment in the amount of $274,886, which represents 15% of the amount in item (ii) above as compensation for loss of insurance coverage and other related rights; and (v) 786,291 of his outstanding unvested options to purchase Common Shares became fully vested and exercisable as of his separation date. We did not include an amount in the All Other Compensation column in respect of the acceleration of a portion of Dr. Murray's unvested options, as each such option was underwater as of the date of his retirement.

Narrative Disclosure to Summary Compensation Table

        Currently, our executive compensation program principally consists of the following components: base salary, annual incentive cash bonus, long-term incentives in the form of stock options and health and retirement benefits generally available to all of our employees. Additional details on the compensation package for Named Executive Officers are described in the following sections.

2019 Base Salary

        The Named Executive Officers are paid a base salary tied to their responsibilities in their role, their experience and past performance, and industry benchmarks. The annual base salaries for the Named Executive Officers for 2019 were as follows: (i) $550,000 for Mr. Collier; (ii) $572,680 for Dr. Murray; (iii) $422,300 for Dr. Sofia; and (iv) $412,000 for Mr. Hastings.

Non-Equity Incentive Plan Compensation

        At the end of each fiscal year, our Board of Directors, in consultation with our CEO, determines whether annual incentive cash bonuses are warranted given our fiscal year performance and overall financial condition. If bonuses are to be paid, our policy is to pay them following the end of our fiscal year, based upon our level of achievement of major corporate objectives.

        Our corporate objectives are established by our Board of Directors, which assigns each objective a quantitative weighting at the beginning of the fiscal year and then assesses our achievement against these objectives at the end of the fiscal year.

        Our Compensation Committee recommends, and our Board of Directors approves, the payment of executive bonuses. Potential annual incentive cash bonuses for the Named Executive Officers can range from 0% to 150% of annual salary, with 40% to 65% of annual salary representing the target bonus. The bonus payments for 2019 were based on performance against the corporate and personal objectives, consisting primarily of continued advancement of our HBV pipeline programs and other financial and share price performance metrics.

Long-Term Incentives—Stock Options

        Stock options are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interest of Named Executive Officers with Shareholders. Stock options are granted under the 2011 Omnibus Share Compensation Plan and the 2016 Omnibus Share and Incentive Plan.

        Stock options are generally awarded to Named Executive Officers at commencement of employment and annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The size of the grants is adjusted based on each Named Executive Officer's performance against pre-determined corporate and personal performance goals used for annual incentive cash bonuses. From time to time, stock options may be granted to retain executives or for other special purposes. The exercise price for the options is the closing price of the Common Shares on the date of grant of the options.

        For vesting terms of outstanding options held by Named Executive Officers, see Note 1 to the table below under "Outstanding Equity Awards at Fiscal Year-End."

Retirement Benefits for Named Executive Officers

        We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a 401(k) plan for US employees whereby we match employee contributions up to 3.5% of base salary and bonus. For Canadian employees, we have a Registered Retirement Savings Plan ("RRSP") whereby we match employee contributions up to 3.5% of base salary. The matching percentages are the same for all U.S. and Canadian employees and are not based on performance.

Health Care Plans

        All salaried employees receive health care coverage, paid vacation, term life insurance and disability insurance on the same terms. In addition, prior to his retirement, as per his employment contract, Dr. Murray was entitled to reimbursement of any health expenses incurred, including his family's health expenses that are not covered by his insurance.

Named Executive Officer Compensation for Fiscal 2019

William H. Collier, President and Chief Executive Officer

        Mr. Collier was hired as Chief Executive Officer on June 24, 2019, with an annual base salary of $550,000 and a sign-on bonus of $100,000. For fiscal 2019, Mr. Collier's annual incentive cash target was 65% of his annual salary, prorated from his date of hire. In January 2020, Mr. Collier's annual base salary was increased to $566,500. In February 2020, Mr. Collier received an annual incentive cash award of $150,945, which was equal to 53% of his prorated annual salary for 2019, based on fiscal 2019 performance. In 2019, Mr. Collier also received 401(k) matching contributions of $5,615.

        On June 24, 2019, we granted Mr. Collier a stock option to purchase 1,112,000 Common Shares at an exercise price of $2.18, which was the closing price of the Common Shares on the Nasdaq Global Select Market on June 24, 2019. The option has a ten-year term. The stock option will vest and become exercisable as to 25% of the Common Shares on June 24, 2020 and as to an additional 1/48th of the total original number of Common Shares subject to Mr. Collier's stock option on the corresponding day of each month over the three year period thereafter, subject to Mr. Collier's continued employment with Arbutus Biopharma, Inc., one of our subsidiaries (the "Subsidiary"), through the applicable vesting dates. The grant of the stock option to Mr. Collier was made outside the 2016 Plan or any other equity incentive plan as an inducement material to Mr. Collier's entering into employment with us pursuant to Nasdaq Stock Market LLC Listing Rule 5635(c)(4). The aggregate grant date fair value of the stock option was $1.61.

Dr. Mark J. Murray, Former President and Chief Executive Officer

        For fiscal 2019, Dr. Murray's annual base salary was $572,680. For fiscal 2019, Dr. Murray's annual incentive cash target was 60% of his annual salary. In March 2019, Dr. Murray received a stock option award covering 357,500 Common Shares with an aggregate grant date fair value of $1,193,684. In 2019, in connection with Dr. Murray's retirement, we entered into a separation agreement and release with Dr. Murray whereby we agreed to pay Dr. Murray the amounts owed to him pursuant to his May 2008 employment agreement, which was originally entered into when Dr. Murray was President and Chief Executive Officer of Tekmira Pharmaceuticals Corporation, our predecessor. Under such separation agreement Dr. Murray received $2,285,641 of other compensation, which is described below in more detail. In 2019, Dr. Murray also received 401(k) matching contributions of $9,800, life insurance premiums of $14,783, and reimbursement of personal tax filing service fees.

Dr. Michael J. Sofia, Chief Scientific Officer

        For fiscal 2019, Dr. Sofia's annual base salary was $422,300. For fiscal 2019, Dr. Sofia's annual incentive cash target was 40% of his annual salary. In January 2020, Dr. Sofia's annual base salary was increased to $439,000. In February 2020, Dr. Sofia received an annual incentive cash award of $135,136, which was equal to 32% of his annual salary for 2019, based on fiscal 2019 performance. In March 2019, Dr. Sofia received a stock option award covering 145,000 shares with an aggregate grant date fair value of $484,152. In 2019, Dr. Sofia also received $9,800 of 401(k) matching contributions.

David C. Hastings, Chief Financial Officer

        For fiscal 2019, Mr. Hastings' annual base salary was $412,000. For fiscal 2019, Mr. Hastings' annual incentive cash target was 40% of his annual salary. In January 2020, Mr. Hastings' annual base salary was increased to $424,000. In February 2020, Mr. Hastings received an annual incentive cash award of $131,840, which was equal to 32% of his annual salary for 2019, based on fiscal 2019 performance. In March 2019, Mr. Hastings received a stock option award covering 137,500 shares with an aggregate grant date fair value of $459,109. In 2019, Mr. Hastings also received 401(k) matching contributions of $7,301.

Employment Agreements

William H. Collier

        On June 13, 2019, we entered into an employment agreement with Mr. Collier (the "Collier Agreement"), which provides that Mr. Collier will be employed by the Subsidiary and that his employment will continue until either the Subsidiary or Mr. Collier terminates Mr. Collier's employment in accordance with the terms of the Collier Agreement.

        Pursuant to the Collier Agreement, Mr. Collier is entitled to receive an annual base salary of $550,000, which will be reviewed at least annually and will be subject to increase (but not decrease) from time to time, as determined by the Board of Directors. In addition, pursuant to the Collier Agreement, Mr. Collier is eligible to receive an annual cash bonus, which is based on the achievement of individual and corporate performance objectives and other criteria as determined by the Board of Directors or a committee of the Board of Directors after consultation with Mr. Collier. Mr. Collier's initial target annual bonus is 65% of his annual base salary. For calendar year 2019, Mr. Collier was eligible to earn at least a pro-rated annual bonus based on the corporate performance goals previously established by the Board of Directors with respect to calendar year 2019. The exact amount of the bonus payable to Mr. Collier for any calendar year during his employment with the Subsidiary will be determined by the Board of Directors or a committee of the Board of Directors, in its sole discretion, and may be less than or greater than his target annual bonus. Under the Collier Agreement, Mr. Collier was also entitled to receive a one-time sign-on bonus in the amount of $100,000, payable in a cash lump sum within 30 days following his start date. If, prior to the one-year anniversary of the his start date, Mr. Collier terminates his employment other than for "Good Reason" (as such term is defined in the Collier Agreement) or death or disability, then Mr. Collier is required to repay the Subsidiary the total sum of the sign-on bonus paid to Mr. Collier pursuant to the Collier Agreement. Pursuant to the Collier Agreement, Mr. Collier is also entitled to participate in or receive benefits consistent with other senior executives under our or the Subsidiary's employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans.

Dr. Mark J. Murray

        On May 8, 2008, we entered into an Executive Employment Agreement with Dr. Murray (the "Murray Employment Agreement"). The Murray Employment Agreement provided that Dr. Murray would receive an annual base salary and annual target bonus and be eligible to participate in and be covered on the same basis as other members of our senior management under all employee benefits plans and programs maintained by us. If Dr. Murray's employment was involuntarily terminated under certain circumstances, we would provide him with certain payments and benefits pursuant to the Murray Employment Agreement.

        On June 13, 2019, we entered into a separation agreement and release with Dr. Murray (the "Murray Separation Agreement"), which sets forth the terms of Dr. Murray's separation from us on June 23, 2019. Pursuant to the Murray Separation Agreement, Dr. Murray received the following payments and benefits in connection with his separation, which are the payments and benefits that Dr. Murray was entitled to receive under the Murray Employment Agreement in connection with a termination of his employment by us for any reason other than for Cause (as defined in the Murray Employment Agreement): (i) a cash payment in the amount of $1,832,576, which is equal to 24 months of his base salary and target bonus, payable in a single lump sum; (ii) a cash payment in the amount of $145,140, which is equal to the average of the actual percentage achievement of his target bonus opportunity for calendar years 2018, 2017 and 2016, multiplied by his bonus target as of the end of the month immediately before his separation date, and prorated for the portion of the year ending on his separation date, payable in a single lump sum; (iii) a cash payment in the amount of $274,886, which represents 15% of the amount in item (i) above as compensation for loss of insurance coverage and other related rights, payable in a single lump sum; and (iv) all of his outstanding options to purchase Common Shares became fully vested and exercisable as of his separation date, and each such option will remain exercisable until the earlier of the original expiration date of the option and the date that is 26 months following his separation date (which is two months beyond the post-termination exercise period set forth in the Murray Employment Agreement). In consideration of the foregoing payments and benefits, Dr. Murray executed and did not revoke a general release of claims in favor of us. In addition, Dr. Murray was paid certain accrued rights under the Murray Separation Agreement, including, without limitation, an aggregate amount of $33,039 in respect of (x) the unused vacation days for previous calendar years that he was entitled to carryover under our policies regarding vacations and (y) his earned vacation days for calendar year 2019, determined on a prorated basis based on the portion of calendar year 2019 worked by Dr. Murray. Pursuant to the Murray Separation Agreement, Dr. Murray continues to be subject to the restrictive covenants and obligations set forth in the Murray Employment Agreement, including covenants relating to confidentiality and work product, and restrictions on solicitation and competition that run for a period of 24 months following his separation date.

        On June 13, 2019, Dr. Murray and the Subsidiary entered into a consulting agreement (the "Consulting Agreement"), pursuant to which Dr. Murray performed services as reasonably requested by the Subsidiary for up to five hours per week from June 24, 2019 until August 23, 2019. In exchange for his services, the Subsidiary paid Dr. Murray a fee of $500 per hour.

Dr. Michael J. Sofia

        On July 11, 2015, the Subsidiary entered into an Executive Employment Agreement with Dr. Sofia (the "Sofia Agreement"). The Sofia Agreement provides that Dr. Sofia will receive an annual base salary of $350,000, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Dr. Sofia's base salary. In addition, the Sofia Agreement provides that Dr. Sofia will be entitled to participate in or receive benefits under the Subsidiary's employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans. If Dr. Sofia's employment is involuntarily terminated under certain circumstances, the Subsidiary would provide him with certain payments and benefits pursuant to the Sofia Agreement, as described below under "Additional Narrative Disclosure—Termination and Change of Control Benefits."

David C. Hastings

        On June 11, 2018, the Subsidiary entered into an Executive Employment Agreement with Mr. Hastings (the "Hastings Agreement"). The Hastings Agreement provides that Mr. Hastings will receive an annual base salary of $400,000, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Mr. Hastings' base salary. In addition, the Hastings Agreement provides that Mr. Hastings will be entitled to participate in or receive benefits consistent with other senior executives under the Subsidiary's employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans. If Mr. Hastings' employment is involuntarily terminated under certain circumstances, the Subsidiary would provide him with certain payments and benefits pursuant to the Hastings Agreement, as described below under "Additional Narrative Disclosure—Termination and Change of Control Benefits."

Outstanding Equity Awards at Fiscal Year-End 2019

        The following table sets out all option awards, outstanding as at December 31, 2019, for each Named Executive Officer:

	Option awards(1)
	Number of securities underlying unexercised options (#)
			Option exercise price (C$)	Option exercise price (US$)
					Option expiration date(2)
Name	Exercisable	Unexercisable
William H. Collier	—	1,112,000	N/A	2.18	June 24, 2029
Mark J. Murray, Ph.D.	25,000	—	3.85	2.96	January 28, 2020
	35,000	—	2.40	1.85	August 9, 2021
	35,000	—	1.70	1.31	December 22, 2021
	35,000	—	5.15	3.97	December 9, 2022
	35,000	—	16.40	12.63	February 4, 2024
	180,000	—	N/A	17.57	March 30, 2025
	100,000	—	N/A	13.89	July 8, 2025
	450,000	—	N/A	3.94	March 15, 2026
	300,000	150,000	N/A	3.15	March 24, 2027
	139,396	418,187	N/A	5.20	April 16, 2028
	—	357,500	N/A	4.57	March 1, 2029
Michael J. Sofia, Ph.D.	100,000	—	N/A	3.94	March 15, 2026
	100,000	—	N/A	3.15	March 24, 2027
	53,333	106,667	N/A	5.20	April 16, 2028
	—	145,000	N/A	4.57	March 1, 2029
David C. Hastings	66,667	133,333	N/A	6.75	June 19, 2028
	—	137,500	N/A	4.57	March 1, 2029

(1)
Options granted up until February 5, 2014 (expiring on February 4, 2024 or earlier) vested 25% at the grant date, and 25% at each of the first, second, and third anniversaries of the grant date, except for options granted on August 10, 2011 (expiring on August 9, 2021), which vested based on the completion of certain performance goals. Options granted after February 5, 2014 through December 31, 2019 vested (or remain eligible to vest) in thirds on each of the first three anniversaries of their grant date. Options granted up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted after March 3, 2015 have a US dollar denominated exercise price. For disclosure purposes, options with exercise prices denominated in Canadian dollars have been converted to US dollars using the December 31, 2019 Bank of Canada US/Canadian closing exchange rate of C$1.00 = US$0.77.

(2)
Options expire 10 years after the grant date.

Additional Narrative Disclosure

Termination and Change of Control Benefits

William H. Collier

        Under the Collier Agreement, termination of Mr. Collier's employment by the Subsidiary without "Cause," or by Mr. Collier for "Good Reason" (as such terms are defined in the Collier Agreement), would require the Subsidiary to pay severance to Mr. Collier. Upon any such termination, Mr. Collier would be entitled to receive (i) an amount equal to 18 months of Mr. Collier's then current base salary, payable in a lump sum, (ii) a bonus payment equal to the lesser of (y) Mr. Collier's target bonus pro-rated for the portion of the year he was employed by the Subsidiary prior to his termination or

(z) the average of the bonus payments, if any, actually made to Mr. Collier with respect to the previous three calendar years preceding the date of his termination of employment, disregarding entirely any previous prorated bonus and any previous year for which he was paid no bonus, and pro-rated for the portion of the year he was employed by the Subsidiary prior to his termination, payable in a lump sum, (iii) provided that Mr. Collier timely elects COBRA continuation coverage for himself and his eligible dependents, reimbursement for the COBRA premiums paid by Mr. Collier, if any, for the continuation of coverage under his then-existing group company health plan that he and his dependents are eligible to receive for the earlier of a period of up to 18 months from the date of his termination, or until Mr. Collier becomes eligible to receive health insurance benefits under any other employer's group health plan, and (iv) immediate vesting and exercisability on a pro-rata basis of his sign-on option, prorated at 1/48th of the total original number of Common Shares subject to the sign-on option for each completed month of service as of the date of his termination, with the vested portion of the sign-on option remaining exercisable until the earlier of the original expiration date of the sign-on option and the 90th day following the date of his termination of employment (or, if Mr. Collier dies during such 90-day period, the first anniversary of the date of his termination of employment).

        If, within 12 months following a "Change of Control" (as such term is defined in the 2016 Plan), Mr. Collier is terminated other than for "Cause" or resigns for "Good Reason," Mr. Collier would be entitled to receive (i) a lump cash sum in an amount equal to two times Mr. Collier's then current base salary, (ii) a bonus payment equal to his target bonus pro-rated for the portion of the year he was employed by the Subsidiary prior to his termination, payable in a lump cash sum, (iii) provided that Mr. Collier timely elects COBRA continuation coverage for himself and his eligible dependents, reimbursement for the COBRA premiums paid by Mr. Collier, if any, for the continuation of coverage under his then-existing group company health plan that he and his dependents are eligible to receive for the earlier of a period of up to 18 months from the date of his termination, or until Mr. Collier becomes eligible to receive health insurance benefits under any other employer's group health plan, and (iv) immediate acceleration and vesting of all of his unvested stock options and other stock-based awards granted on or after June 24, 2019 and held by Mr. Collier, with the vested portion of any such stock options remaining exercisable until the earlier of the original expiration date of the stock option and the ninetieth (90th) day following the date of Mr. Collier's termination of employment (or, if Mr. Collier dies during such ninety (90) day period, the first anniversary of the date of his termination of employment).

        Mr. Collier's right to receive the severance payments and benefits described above under the Collier Agreement is conditioned upon his resignation from the Board of Directors upon his cessation of employment and execution and non-revocation of a general release of claims. The Collier Agreement also includes non-competition and non-solicitation provisions that, among other things, prohibit him from competing with the Subsidiary and soliciting the Subsidiary's employees and customers during the term of his employment and for a specified time thereafter.

Dr. Mark J. Murray

        On June 13, 2019, we entered into a separation agreement and release with Dr. Murray, which sets forth the terms of Dr. Murray's separation from us on June 23, 2019, as described above under "Narrative Disclosure to Summary Compensation Table."

Dr. Michael J. Sofia

        Pursuant to the Sofia Agreement, if Dr. Sofia's employment is terminated by us without "Cause" or by Dr. Sofia due to "Good Reason" (as each such term is defined in the Sofia Agreement), he will receive a lump sum severance payment equal to one and one-half times his then current base salary. Dr. Sofia will also be entitled to reimbursement for any COBRA premiums paid by Dr. Sofia for a period of up to twenty-four months following termination. In addition, Dr. Sofia will receive a bonus payment equal to the average of the bonus payments, if any, made to Dr. Sofia over the previous three years prior to termination, prorated for the portion of the year during which he was employed.

        In the event Dr. Sofia's employment is terminated by us without Cause or by Dr. Sofia due to Good Reason, in each case within twelve months following a "Change of Control" (as defined in the Sofia Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Dr. Sofia's target bonus prorated for the portion of the year during which he was employed. In addition, Dr. Sofia will be entitled to reimbursement for any COBRA premiums paid by Dr. Sofia for a period of up to twenty-four months following termination. In addition, all of Dr. Sofia's outstanding stock options will immediately accelerate, vest, and become fully exercisable and nonforfeitable.

        All severance payments will be made 60 days following such termination, provided that Dr. Sofia has executed and delivered to us a general release following his termination of employment. If Dr. Sofia's employment with us terminates for any reason, he will receive any base salary earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Dr. Sofia's employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.

David C. Hastings

        Pursuant to the Hastings Agreement, if Mr. Hastings' employment is terminated by us without "cause" or by Mr. Hastings due to "good reason" (as each such term is defined in the Hastings Agreement), he will receive a lump sum severance payment equal to eighteen months of his then current base salary. Mr. Hastings will also be entitled to reimbursement for any COBRA premiums paid by Mr. Hastings for a period of up to eighteen months following termination. In addition, Mr. Hastings will receive a bonus payment equal to the lesser of (i) Mr. Hastings' current target bonus, prorated for the portion of the year during which he was employed and (ii) the average of the bonus payments, if any, made to Mr. Hastings over the previous three years prior to termination, prorated for the portion of the year during which he was employed. In addition, Mr. Hastings' initial stock option grant covering 200,000 shares will immediately vest on a pro-rata basis, pro-rated at 1/36th of the total grant for each completed month of service as of the date of his termination of employment.

        In the event Mr. Hastings is terminated by us without cause or by Mr. Hastings due to good reason, in each case within twelve months following a "change of control" (as defined in the Hastings Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Mr. Hastings' target bonus prorated for the portion of the year during which he was employed. In addition, Mr. Hastings will be entitled to reimbursement for any COBRA premiums paid by Mr. Hastings for a period of up to eighteen months following termination. In addition, all of Mr. Hastings' outstanding stock options will immediately fully vest.

        All severance payments will be made 60 days following such termination, provided that Mr. Hastings has executed and delivered to us a general release following his termination of employment. If Mr. Hastings' employment with us terminates for any reason, he will receive any base salary earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Mr. Hastings' employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.

DIRECTOR COMPENSATION

        In order to align the interests of non-executive directors with the long-term interests of Shareholders, our Board of Directors has approved the non-executive directors' participation in our equity compensation plans, as well as an annual cash retainer. Members of our management team receive no additional consideration for acting as directors.

Cash Compensation

        Consistent with Radford's recommendation, our Board of Directors adopted the following non-employee director compensation policy:

  •
  an annual cash retainer of $40,000 per annum for each non-executive director ($70,000 for the Chairman of our Board of Directors)

  •
  an additional $20,000 for the Chairman of our Audit Committee;

  •
  an additional $15,000 for the Chairman of our Compensation Committee;

  •
  an additional $10,000 for the Chairman of our Corporate Governance and Nominating Committee;

  •
  an additional $10,000 for each member of our Audit Committee;

  •
  an additional $7,500 for each member of our Compensation Committee; and

  •
  an additional $5,000 for each member of our Corporate Governance and Nominating Committee.

        Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.

Option Awards

        New directors receive an initial equity grant of options to purchases 44,000 Common Shares and an annual equity grant of options to purchase 22,000 Common Shares. New appointment option grants vest one third at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual option grants vest immediately. We expect to issue an annual grant of options to each of our non-executive Board members following the Meeting.

        Neither Mr. Collier nor Dr. Murray received any compensation for his service as a member of our Board of Directors during 2019. Each of Mr. Collier's and Dr. Murray's compensation for service as an employee for 2019 is presented above in the "Executive Compensation—Summary Compensation Table" section of this Proxy Statement/Circular.

Director Compensation Table

        The following table summarizes the compensation of our non-executive directors who served during fiscal 2019:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Frank Torti, M.D.	60,000	23,716	—	83,716
Daniel Burgess	55,000	23,716	—	78,716
Richard C. Henriques	65,000	23,716	—	88,716
Keith Manchester, M.D.	47,500	23,716	—	71,216
Myrtle S. Potter(3)	45,000	23,716	—	68,716
James Meyers	65,000	23,716	—	88,716
Andrew Cheng M.D., Ph.D.(4)	16,753	64,680	—	81,433

(1)
The amounts in this column represent the full grant date fair value for awards granted during 2019, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with his or her option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 16, Stock-based Compensation) included in our Annual Report.

(2)
The following table shows the aggregate number of outstanding shares underlying outstanding options held by our non-executive directors as of December 31, 2019:

Name	Outstanding Option Awards
Frank Torti, M.D.	66,000
Daniel Burgess	116,000
Richard C. Henriques	96,000
Keith Manchester, M.D	135,915
Myrtle S. Potter	66,000
James Meyers	66,000
Andrew Cheng M.D., Ph.D.	60,000
(3)
Ms. Potter resigned from the Board of Directors on February 18, 2020.

(4)
Dr. Cheng joined the Board of Directors on August 17, 2019.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        At our 2011 Annual General and Special Meeting of Shareholders, Shareholders approved the 2011 Omnibus Share Compensation Plan (the "2011 Plan") and 273,889 Common Shares for issuance under the 2011 Plan. Our pre-existing 2007 Omnibus Compensation Plan (the "2007 Plan") was limited to the granting of stock options as equity incentive awards whereas the 2011 Plan also allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units. The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted thereunder. No further options will be granted under the 2007 Plan, but any 2007 Plan options that are canceled or forfeited will be available for grant under the 2011 Plan. Since the 2011 Plan was approved, Shareholders have approved an additional 4,850,726 Common Shares for issuance under the 2011 Plan.

        At the 2016 Annual General and Special Meeting, our Shareholders approved certain amendments to the 2011 Plan. There was an amendment to the 2011 Plan in order for certain awards to qualify as "performance-based compensation" under Section 162(m) of the Code by including an individual limit of Common Shares that may be issued to any one participant within any one year period equal to the lesser of: (i) 5% of the total number of our outstanding Common Shares on a non-diluted basis and; (ii) 2,500,000 Common Shares (subject to certain adjustment provisions under the 2011 Plan). However, the US Tax Cuts and Jobs Act, which was enacted on December 22, 2017, eliminated the exemption from the $1.0 million deduction limitation for performance-based compensation. There were also amendments to address certain administrative matters as follows:

  (a)
  To change all references from "Tekmira Pharmaceuticals Corporation" to "Arbutus Biopharma Corporation";

  (b)
  To restrict, with limited exceptions, the Compensation Committee's power, without prior Shareholder approval, to effect any re-pricing of any previously granted "underwater" options or tandem stock appreciation rights;

  (c)
  To clarify the treatment of certain awards subject to Section 409A of the Code; and

  (d)
  To make certain conforming amendments to the 2011 Plan to reflect the above.

        The above is a summary only, and is qualified in its entirety by the full text of the 2011 Plan, as amended.

        At the 2016 Annual General and Special Meeting, our Shareholders approved the 2016 Plan, which provides for the issuance of an additional 5,000,000 Common Shares. The 2016 Plan is attached hereto as Annex A.

        Since January 1996, the equivalent of 2,166,578 Common Shares have been issued pursuant to the exercise of options granted under our equity compensation plans (which represents approximately 3.1% of our issued and outstanding Common Shares), and as of March 31, 2020, there were 10,602,766 of our Common Shares subject to options outstanding under our equity compensation plans (which represents approximately 15.4% of our current issued and outstanding Common Shares). The number of our Common Shares remaining available for future grants as at March 31, 2020 was 363,321 (which represents approximately 0.5% of our issued and outstanding Common Shares).

Additional Shares Subject to Issue Under Historical Equity Compensation Plans

        On March 4, 2015, as a condition of the acquisition of Arbutus Inc., we reserved 184,332 Common Shares (which represents approximately 0.3% of our issued and outstanding Common Shares as at March 31, 2019) for the exercise of up to 183,040 Arbutus Inc. share options ("Arbutus Inc. Options"). The shares reserved are equal to the same number of Common Shares that would have been received had the options been exercised at the time of the merger with Arbutus Inc. The Arbutus Inc. Options are not part of our 2016, 2011 or 2007 Plans and we are not permitted to grant any additional

Arbutus Inc. stock options. As at March 31, 2020, 84,341 Arbutus Inc. Options had been exercised and Arbutus Inc. Options equating to 99,991 Common Shares remained outstanding. The outstanding Arbutus Inc. Options have exercise prices ranging from US$0.56 to US$0.58 and expire on dates ranging from November 12, 2024 to December 7, 2024.

Equity Compensation Plan Information

        The following table sets forth information regarding our equity compensation plans as of December 31, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)		Weighted- average exercise price of outstanding options(1)(2) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:			$
2007, 2011 and 2016 Plans	7,364,59			5.02	2,424,703	(2)
Arbutus Inc. Options (OnCore)	99,991			0.56	—
Equity compensation plans not approved by security holders:	1,112,000	(3)		2.18	—

Total	8,576,584				2,424,703

(1)
Options granted under the 2007 and 2011 Plans up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate a weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the December 31, 2019 Reuters closing exchange rate of 0.77.

(2)
The 2016 Plan and 2011 Plan had 1,307,579 shares and 1,117,124 shares, respectively, available for future issuance as of December 31, 2019.

(3)
Represents a grant of a stock option to Mr. Collier made outside the 2016 Plan or any other equity incentive plan as an inducement material to Mr. Collier's entering into employment with us pursuant to Nasdaq Stock Market LLC Listing Rule 5635(c)(4).

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

        Our Board of Directors has a written policy for reviewing and approving transactions between us and our related persons, including directors, director nominees, executive officers, 5% Shareholders and their immediate family members and affiliates. In determining whether to authorize, approve and/or ratify a related party transaction, our Audit Committee may use any process and review any information that it determines is reasonable in light of the circumstances in order to determine if such transaction is fair and reasonable and on terms no less favorable to us than could be obtained in a comparable arm's length transaction with an unrelated third party.

        All of the transactions described below under "Certain Relationships and Related Party Transactions" were entered into pursuant to this policy.

Certain Relationships Transactions and Related Party Transactions

        The following includes a summary of transactions since January 1, 2018 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the "Executive Compensation" and "Director Compensation" sections of this Proxy Statement/Circular.

Preferred Share Financing

        On October 16, 2017, we closed the sale of 500,000 Preferred Shares to Roivant for gross proceeds of $50.0 million. A second financing of $66.4 million for 664,000 Preferred Shares closed on January 12, 2018, following receipt of the approval by our Shareholders on January 11, 2018. The Preferred Shares are non-voting and are convertible into Common Shares at a conversion price of $7.13 per share (which represents a 15% premium to the closing price of $6.20 per share on October 16, 2017). The purchase price for the Preferred Shares plus an amount equal to 8.75% per annum, compounded annually, will be subject to mandatory conversion into approximately 23 million Common Shares on October 16, 2021 (subject to limited exceptions in the event of certain fundamental corporate transactions relating to our capital structure or assets, which would permit earlier conversion at Roivant's option). After conversion of the Preferred Shares into Common Shares, based on the number of Common Shares outstanding on March 31, 2020, Roivant would hold approximately 42% of our Common Shares. Roivant has agreed to a four year lock-up period for this investment and its existing holdings in us. Roivant has also agreed to a four year standstill whereby Roivant will not acquire greater than 49.99% of our Common Shares or securities convertible into Common Shares.

LNP Delivery Transaction

        On April 11, 2018, we and Roivant entered into various agreements to launch Genevant Sciences Ltd. ("Genevant"), a jointly-owned company solely focused on the discovery, development and commercialization of novel RNA-based therapeutics enabled by our proprietary lipid nanoparticle and ligand conjugate delivery technologies ("Delivery Technologies"), (the "LNP Delivery Transaction").

        In connection with the formation of Genevant, we, Roivant and Genevant entered into a Master Contribution and Share Subscription Agreement, a Shareholders Agreement, and a Cross License Agreement, each dated April 11, 2018 (collectively, the "Principal Transaction Agreements").

        Under the terms of the Principal Transaction Agreements, among other things:

          1.     We agreed to license to Genevant certain rights to its Delivery Technologies to enable Genevant to develop products and pursue industry partnerships with a view to building a diverse pipeline of RNA-based therapeutic, apart from HBV applications to which we continue to hold exclusive rights. We will be entitled to a tiered royalty from Genevant on future sales of products enabled by those delivery platforms.

          2.     Roivant owned 22,500,000 common shares of Genevant, and we contributed certain exclusive rights to our delivery platforms to Genevant in exchange for 22,500,000 common shares of Genevant. As a result, as of April 11, 2018, each of Roivant and we owned 50% of the outstanding common shares of Genevant. As of June 1, 2018, Roivant contributed an additional $15 million to Genevant, in exchange for 9,375,000 common shares, bringing Roivant's ownership in Genevant to 56.9%.

          3.     We granted to Genevant a worldwide, exclusive (unless unavailable, then non-exclusive) and sublicensable license to our intellectual property relating to the Delivery Technologies (subject to certain use and field limitations), and Genevant granted to us a worldwide exclusive and sublicensable license to any intellectual property that is owned or licensed by Genevant for use by us in the field of HBV.

          4.     Roivant agreed to contribute $37.5 million in transaction-related seed capital for Genevant, consisting of an initial $22.5 million investment and a subsequent investment of $15 million at a pre-determined, stepped-up valuation. As of March 31, 2020, we held an equity interest in Genevant of approximately 40%.

Service Agreements

        During 2018, we purchased certain research and development services from Roivant, which are billed at agreed hourly rates and reflective of market rates for such services. The total cost of these services was $644,000 during 2018. There were no such purchases from Roivant in 2019.

        During 2018, we purchased certain research and development services from Genevant. These services are billed at agreed hourly rates and reflective of market rates for such services. The total cost of these services was $398,000 during 2018. There were no such purchases from Genevant during 2019. Conversely, Genevant purchased certain administrative and transitional services from us totaling $106,000 during 2019 and $226,000 during 2018. In addition, Genevant had a sublease for 17,900 square feet in our Burnaby facility that expired on July 31, 2019. Sublease income from Genevant was $180,000 during 2019 and $180,000 during 2018.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Recent Change in Independent Registered Public Accounting Firm

        KPMG's term expired at the 2019 Annual General Meeting of Shareholders (the "2019 Meeting"). On April 19, 2019, our Audit Committee approved the appointment of EY to serve as our independent registered accounting firm for the fiscal year ended December 31, 2019, subject to Shareholder approval at the 2019 Meeting. The appointment of EY to replace KPMG as our independent registered public accounting firm was due primarily to the relocation of our operations from our facility in Burnaby, British Columbia, Canada to our facility in Warminster, Pennsylvania, United States, and not the result of any disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

        The audit reports of KPMG on our consolidated financial statements as of and for the year ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

        KPMG's report on our consolidated financial statements of as of and for the years ended December 31, 2018 and 2017, contained a separate paragraph stating that "As discussed in Note 2 to the consolidated financial statements, we have changed our accounting policies for revenue recognition as of January 1, 2018 due to the adoption of ASC 606—Revenue from Contracts with Customers."

        During the two-year period ended December 31, 2018, and the subsequent interim period ended March 31, 2019, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in their report on the financial statements for such fiscal year, and (ii) there were no "reportable events," as that term is described in Item 304(a)(1)(v) of Regulation S-K.

        We requested that KPMG furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated April 23, 2019, is filed as an exhibit to a Current Report on Form 8-K filed with the SEC on April 23, 2019.

        During the two most recent fiscal years preceding the expiration of KPMG's appointment, neither we, nor anyone acting on our behalf, consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report nor oral advice was provided that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

        The following table sets forth all fees paid or accrued by us for professional services rendered by EY and KPMG during the year ended December 31, 2019 and KPMG during the year ended December 31, 2018:

	2019	2018(3)
Audit Fees(1)	$647,500	$504,789
Audit-Related Fees	—	—
Tax Fees(2)	—	170,251
All Other Fees	—	—

Total	$647,500	$675,041

(1)
Annual audit, quarterly reviews, internal controls, consents, comfort letters, and review of prospectus.

(2)
Tax compliance and tax advisory services.

(3)
Where fees were billed in Canadian dollars, they have been converted to US dollars at the Bank of Canada average rate for 2018 of 1.30 Canadian dollars to every US dollar.

Audit Committee Pre-Approval Policies and Procedures

        Our Audit Committee charter provides that our Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before it is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate, and has in the past delegated, its authority to pre-approve services to one or more Committee members provided that the designees present the pre-approvals to the full Committee at the next Committee meeting. In 2019 and 2018, all audit and non-audit services performed by our independent registered public accounting firm were pre-approved by our Audit Committee to assure that such services do not impair the independent registered public accounting firm's independence from us.

Attendance at Annual General Meeting

        Representatives from EY are expected to attend the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee assists our Board of Directors in overseeing and monitoring our accounting, financial reporting and internal audit processes and the external audit of our financial statements. The Audit Committee operates pursuant to a written charter that is available on the "Investors -Corporate Governance" section of our website at www.arbutusbio.com.

        Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. EY, our independent registered public accounting firm for 2019, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board of Directors in overseeing the conduct of these activities by management and the independent registered public accounting firm. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2019, our Audit Committee took the following actions:

  •
  reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2019;

  •
  discussed with EY the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board (the "PCAOB") concerning the conduct of the audit;

  •
  discussed with EY their independence, and received from EY the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB; and

  •
  discussed with EY, with and without management present, the scope and results of EY's audit of the financial statements for the year ended December 31, 2019, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

        Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Respectfully submitted,
MEMBERS OF THE AUDIT COMMITTEE
Richard C. Henriques (Chair)
Daniel Burgess
James Meyers

ADDITIONAL INFORMATION

Availability of Annual Report on Form 10-K

        A copy of our 2019 Annual Report to Shareholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2019, has been made available or mailed concurrently with this Proxy Statement/Circular, without charge, to Shareholders entitled to notice of and to vote at the Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible Shareholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Corporate Secretary, 701 Veterans Circle, Warminster Pennsylvania 18974, United States.

Interest of Certain Persons or Companies in Matters to be Acted Upon

        Excluding the Preferred Shares, Roivant is the beneficial owner of 23.2% of our issued and outstanding Common Shares. Assuming no changes to our capital structure, following the conversion of the 1,164,000 Preferred Shares issued in connection with the Underlying Common Shares, Roivant would own approximately 42% of our issued and outstanding Common Shares. Drs. Torti, Manchester and Venker were nominated by Roivant to serve on our Board of Directors pursuant to the Governance Agreement. As of the date hereof, Dr. Torti serves as the Vant Chair for Roivant Pharma, a subsidiary of Roivant, Dr. Manchester is a director of Roivant and Dr. Venker serves as Chief Operating Officer of Roivant Sciences, Inc. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.

Interests of Informed Persons in Material Transactions

        Roivant is an "informed person" (as defined in National Instrument 51-102—Continuous Disclosure Obligations) as a result of beneficially owning more than 10% of the voting rights attached to our issued and outstanding Common Shares. Drs. Torti, Manchester and Venker were nominated by Roivant to serve on our Board of Directors pursuant to the Governance Agreement. As of the date hereof, Dr. Torti serves as the Vant Chair for Roivant Pharma, a subsidiary of Roivant, Dr. Manchester is a director of Roivant and Dr. Venker serves as the Chief Operating Officer of Roivant Sciences, Inc. Each of Drs. Torti, Manchester and Venker is an "informed person" (as defined in National Instrument 51-102—Continuous Disclosure Obligations) of ours by virtue of being a director on our Board of Directors.

        Roivant had a material interest in the LNP Delivery Transaction. The material terms of the LNP Delivery Transaction and Roivant's interests therein are described under the heading "LNP Delivery Transaction."

        The address of Roivant is Suite 1, 3rd Floor, 11-12 St. James's Square, London, SW1Y 4LB, United Kingdom. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.

        To our knowledge, no "informed person" (as defined in National Instrument 51-102—Continuous Disclosure Obligations) or any associate or affiliate of any such informed person had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect us or any of our subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.

Management Contracts

        There are no management functions of ours which are performed by an individual or company other than our directors or executive officers or one of our subsidiaries.

Additional Information

        Additional information relating to us, including our most current Annual Report on Form 10-K for the fiscal year ended December 31, 2019, our consolidated financial statements for the fiscal year ended December 31, 2019, together with the report of the independent registered public accounting firm thereon and management's discussion and analysis of our financial condition and results of operations for fiscal 2019 which provide financial information concerning us can be found on the Canadian Securities Administrators' System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this Proxy Statement/Circular, are available at no cost upon written request to the Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States. Additionally, the reports and other information filed by us with the SEC can be found on the SEC's website at www.sec.gov.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

        SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more Shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that Shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statement/circulars, proxy statements combined with a prospectus and information statements.

  If your household would like to receive single rather than duplicate mailings in the future, and you are a Registered Shareholder, please write to AST Trust Company (Canada), PO Box 700, Station B, Montreal, PQ, H3B 3K3, call 800-387-0825 (in North America); 416-682-3860 (outside of North America), or email inquiries@astfinancial.com. Each Shareholder will continue to receive a separate proxy card. If an Intermediary or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain Intermediaries will eliminate duplicate account mailings by allowing Shareholders to consent to such elimination, or through implied consent if a Shareholder does not request continuation of duplicate mailings. Since not all Intermediaries and nominees offer Shareholders the opportunity to eliminate duplicate mailings, you may need to contact your Intermediary or nominee directly to discontinue duplicate mailings from your Intermediary to your household.

        Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please contact AST Trust Company (Canada) as specified above.

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

        The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.

        The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that we are incorporated under the BCBCA. Shareholders may not be able to sue a foreign company in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company to subject itself to a judgment by a United States court.

SOLICITATION OF PROXIES

        We pay for preparing, printing and mailing this Proxy Statement/Circular. Our directors, executive officers and employees may, without additional compensation, solicit proxies in person or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our Beneficial Shareholders.

APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

        The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by our Board of Directors.

Frank Torti, M.D., Chairman of the Board of Directors

April 24, 2020

EXHIBIT A
MANDATE OF THE BOARD OF DIRECTORS

        This Mandate of the Board of Directors (the "Board") of Arbutus Biopharma Corporation (the "Company") outlines the responsibilities of the Company's Board, and identifies the personal and professional conduct expected of its directors.

GENERAL BOARD RESPONSIBILITIES

        It is the responsibility of the Board to oversee the direction and management of the Company in accordance with the Company's Articles, the Business Corporations Act (British Columbia) (the "BCBCA"), and the applicable requirements of such securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, the rules and regulations of the United States Securities and Exchange Commission, and the rules and regulations of the Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented (collectively referred to herein as the "Rules"), while adhering to the highest ethical standards. Specific tasks and actions of the Board in fulfilling these general responsibilities are as follows:

Strategic Planning & Budgets

  •
  Meet at least annually to review the Company's strategic business plan proposed by management, which takes into account, among other things, the opportunities and risks of the Company's business, and includes a statement of the Company's vision, mission and values, and to adopt such a plan with such changes as the Board deems appropriate.

  •
  Review the Company's corporate objectives, financial plans and budgets proposed by management and adopt the same with such changes as the Board deems appropriate.

  •
  In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company's vision, mission and values.

Review of Corporate Performance

  •
  Review the Company's performance against strategic plans, corporate objectives, financial plans and budgets.

Chair of the Board

  •
  Appoint a Chair of the Board and review annually the Position Description for the Chairman.

Lead Director

  •
  If the Chair of the Board is not independent under the Rules, consider, if determined appropriate, appointing a Lead Director and, if applicable, prepare and review annually the Position Description for the Lead Director.

Executive Officers

  •
  Approve the hiring of executive officers.

  •
  Evaluate the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

  •
  Establish, and review annually, the Position Description for the Chief Executive Officer, and the job descriptions for the executive officers, as deemed necessary.

  •
  Evaluate executive officers' performance and replace executive officers where necessary.

  •
  Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.

  •
  Confirm with management that all executive officers have current employment, non-competition and confidentiality agreements.

  •
  Review major Company organizational and staffing issues.

Corporate Disclosure

  •
  Review annually the Company's Corporate Disclosure Policy and evaluate Company compliance with the policy, including general communications with analysts, investors and other key stakeholders.

Systems Integrity

  •
  Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company's internal financial reporting controls and management information systems.

  •
  Review, adopt and confirm distribution to appropriate personnel of the Company's Code of Business Conduct for Directors, Officers and Employees and other governing policies, as applicable. Review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable Rules, audit and accounting principles and the Company's own governing policies.

  •
  Provide for free and full access by the Board to management regarding all matters of compliance and performance.

Material Transactions

  •
  Review and approve any material transactions outside of the corporate budget.

BOARD STRUCTURE AND FUNCTION

Composition of the Board of Directors and Independence

  •
  Ensure that the majority of directors are independent pursuant to the Rules.

Annual Disclosure of Director Independence

  •
  Publicly disclose in the Company's annual proxy statement, information circular or other regulatory filing conclusions as to the independence of the directors as required by the Rules.

Meetings of Independent Directors

  •
  Ensure that independent directors (as determined under the Rules) have regularly scheduled meetings at which only independent directors are present.

Board Assessment

  •
  Review and discuss the Corporate Governance and Nominating Committee's annual assessment of the performance of the Board, including Board committees.

Outside Advisors for Directors

  •
  Ensure that the Board and each committee of the Board are permitted to engage outside advisors at the Company's expense as they deem appropriate.

Director Succession

  •
  Ensure, as deemed appropriate, that there is a succession plan for directors.

Compensation of Non-Employee Directors

  •
  Annually review and approve the compensation to be paid to independent directors as recommended by the Compensation Committee.

Review of Board Materials, Attendance at Meetings, etc.

  •
  Advise Board members to review available Board meeting materials in advance, attend an appropriate number of Board meetings and committee meetings, as applicable, and devote the necessary time and attention to effectively carry out the Board's responsibilities.

Perform other Functions Prescribed by the Articles, the BCBCA and the Rules

  •
  Perform such other functions as prescribed by the Company's Articles, the BCBCA and the Rules.

Audit Committee

  •
  Delegate general responsibility to the Audit Committee those matters outlined in the Charter of the Audit Committee, which may include, among other things:

  •
  overseeing and evaluating the performance, and assessing the qualifications, of the Company's independent registered public accounting firms and recommending to the Board the nomination and if applicable, the replacement of, and compensation to be paid to, the independent registered public accounting firms for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services;

  •
  subject to the appointment of the independent registered public accounting firms by the Company's Shareholders, determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent registered public accounting firms to perform all proposed audit, review or attest services;

  •
  determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent registered public accounting firms to perform any proposed permissible non-audit services;

  •
  reviewing the Company's financial statements and management's discussion and analysis of financial condition and results of operations and recommending to the Board whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by the Board;

  •
  reviewing and discussing with management, the Board and the independent registered public accounting firms, as appropriate, the Company's guidelines and policies with respect to risk assessment and risk management and any certain and specific risks to the Company, and ensuring the implementation of appropriate systems to manage such risks, and the Audit Committee shall have the authority to delegate such responsibilities to another committee of the Board;

    •
    conferring with the independent registered public accounting firms and with management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

    •
    establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters, and reviewing such procedures annually;

    •
    reviewing and discussing with the independent registered public accounting firms and management any legal matters, tax assessments, and any other matters which raise material issues regarding the Company's financial statements or accounting policies and the manner in which these matters have been disclosed in the Company's public filings;

        all as more specifically set out in the Charter of the Audit Committee.

  •
  Appoint Board members to fill any vacancy in the Audit Committee.

  •
  Ensure that all members of the Audit Committee are:

  •
  independent under the Rules;

  •
  financially literate such that he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements; and

  •
  compliant with any other requirements under the Rules.

  •
  Promote that, whenever possible, the Audit Committee have one member who is an audit committee financial expert as is currently defined under the Rules.

  •
  Review annually the Charter of the Audit Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Executive Compensation and Human Resources Committee

  •
  Delegate general responsibility to the Executive Compensation and Human Resources Committee (the "Compensation Committee") those matters outlined in the Charter of the Executive Compensation and Human Resources Committee, which may include, among other things:

  •
  reviewing and recommending to the Board the salary, bonus, equity compensation and any other compensation and terms of employment of the Company's Chief Executive Officer, with consideration given to the corporate goals and objectives of the Company relevant thereto;

  •
  reviewing and recommending to the Board the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for other executive officers of the Company;

  •
  reviewing and recommending to the Board the Company's overall compensation plans and structure, including without limitation incentive-compensation and equity-based plans;

  •
  reviewing and recommending to the Board the compensation to be paid to independent Board members, including any retainer, Committee and Committee chair fees and/or equity compensation;

  •
  overseeing an evaluation of management succession planning;

        all as more specifically set out in the Charter of the Compensation Committee.

  •
  Appoint Board members to fill any vacancy in the Compensation Committee.

  •
  Ensure that all members of the Compensation Committee are independent under the Rules.

  •
  Review annually the Charter of the Executive Compensation and Human Resources Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Corporate Governance and Nominating Committee

  •
  Delegate general responsibility to the Corporate Governance and Nominating Committee those matters outlined in the Charter of the Corporate Governance and Nominating Committee, which may include, among other things:

  •
  establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

  •
  reviewing and assessing the performance of the Board, including Board committees, seeking input from management, the Board and others;

  •
  providing continuing education opportunities for Board members;

  •
  the annual evaluation of the Board;

  •
  developing and periodically reviewing a set of corporate governance principles for the Company;

        all as more specifically set out in the Charter of the Corporate Governance and Nominating Committee.

  •
  Appoint Board members to fill any vacancy in the Corporate Governance and Nominating Committee.

  •
  Ensure that all members of the Corporate Governance and Nominating Committee are independent under the Rules.

  •
  Review annually the Charter of the Corporate Governance and Nominating Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Amendments to this Mandate of the Board of Directors

  •
  Annually review this Mandate and propose amendments to be ratified by the Board.

PERSONAL AND PROFESSIONAL CHARACTERISTICS OF BOARD MEMBERS

        The following characteristics and traits outline the framework for the recruitment and selection of Board nominees:

Leadership and Experience

  •
  Nominees must demonstrate exceptional leadership traits and a high level of achievement in their personal and professional lives that reflects high standards of personal and professional conduct.

Contribution

  •
  Nominees must demonstrate their capacity to contribute the requisite skills, resources and time necessary to effectively fulfill their duties as a Board member.

Conduct and Accountability

  •
  Nominees must demonstrate the highest ethical standards and conduct in their personal and professional lives, and make and be accountable for their decisions in their capacity as Board members.

Judgment

  •
  Nominees must demonstrate a capacity to provide sound advice on a broad range of industry and community issues.

  •
  Nominees must have or develop a broad knowledge base of the Company's industry in order to understand the basis from which corporate strategies are developed and business plans produced.

  •
  Nominees must be able to provide a mature and useful perspective as to the business plan, strategy, risks and objectives of the Company.

Teamwork

  •
  Nominees must demonstrate that they will put Board and Company performance ahead of individual achievements.

Communication

  •
  Nominees must demonstrate a willingness to listen as well as to communicate their opinions openly and in a respectful manner.

EXHIBIT B
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.     Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Arbutus Biopharma Corporation (the "Company") shall be to act on behalf of the Board in fulfilling the Board's oversight responsibilities with respect to: (i) the Company's corporate accounting, financial reporting practices and audits of financial statements, (ii) the Company's systems of internal accounting and financial controls; (iii) the quality and integrity of the Company's financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as the Company's independent outside auditors (the "Auditors").

II.    Composition and Meetings

        A.    Composition.    The Committee shall consist of at least three members of the Board, all of whom shall be non-executive directors of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Committee. Each member shall meet the independence and financial literacy and experience requirements of all applicable laws and of the NASDAQ Global Market and similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, including the Toronto Stock Exchange, the rules and regulations of the United States Securities and Exchange Commission ("SEC"), the rules and regulations of the Canadian provincial and federal securities regulatory, in all cases as may be modified or supplemented (collectively, the "Rules"), subject to any exceptions or exemptions permitted by the Rules. Each member shall meet such other qualifications for membership on an audit committee as are established from time to time by the Rules. At least one member shall, unless the Board determines otherwise, be an audit committee financial expert as defined by the rules of the SEC. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee's Chair shall be designated by the Board, or if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.

        B.    Meetings.    The Committee will hold at least four regular meetings per year and additional meetings as the Committee deems appropriate. Meetings will be conducted, in whole or in part, without the presence of members of management. Meetings may be called by the Chair of the Committee or the Chair of the Board. Meetings may also be convened at the request of the Auditors where, as determined by the Auditors, certain matters should be brought to the attention of the Committee, the Board or the Company's shareholders.

III.  Minutes and Reports

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee will report to the Board from time to time, or whenever so requested by the Board.

IV.    Authority

        The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder.

        The Committee shall have authority to retain, and set and pay the compensation for, at the Company's expense, advice and assistance from internal and external legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Company shall make available to the Committee all funding necessary or appropriate for the Committee to carry out its duties, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee. SEC Rule 10A-3 The Committee shall recommend to the Board for its approval expenditures for external resources that are expected to be material and outside the ordinary course of the Committee's practices.

        The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

V.     Responsibilities

        The operation of the Committee shall be subject to and in compliance with the provisions of the articles of the Company and the Rules, each as in effect from time to time, subject to any permitted exceptions or exemptions thereunder. Any action by the Board with respect to any of the matters set forth below shall not be deemed to limit or restrict the authority of the Committee to act under this Charter, unless the Board specifically limits such authority.

        The Auditors shall report directly to the Committee. The Committee shall oversee the Company's financial reporting process on behalf of the Board.

        To implement the Committee's purpose, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by the Rules, deviate from these activities as appropriate under the circumstances:

        1.    Oversight, Evaluation and Recommendation to the Board.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors engaged for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company. The Committee shall evaluate the performance of the Auditors, assess their qualifications (including their internal quality-control procedures and any material issues raised by the Auditor's most recent internal quality-control or peer review or any investigations by regulatory authorities) and recommend to the Board: (a) the Auditors to be nominated for the purpose of preparing or issuing an auditor's report or performing other audit, review or attest services for the Company; (b) replacement of the Auditors, if necessary, as so determined by the Committee; and (c) the compensation of the Auditor.

        2.    Approval of Audit Engagements.    Subject to applicable corporate law as to the appointment formalities of the Company's Auditors, the Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, and the compensation to be paid to the Auditors, which approval may be pursuant to pre-approval policies and procedures, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

        3.    Approval of Non-Audit Services.    The Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions or exemptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with the Rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

        4.    Audit Partner Rotation.    The Committee shall monitor and ensure the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable laws and rules.

        5.    Hiring Practices.    The Committee shall review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former Auditors. The Committee shall ensure that no individual who is, or in the past 12 months has been, affiliated with or employed by a present or former Auditor or an affiliate, is hired by the Company as a senior officer until at least 12 months after the end of either the affiliation or the auditing relationship.

        6.    Auditor Conflicts.    At least annually, the Committee shall receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, shall consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and shall assess and otherwise take appropriate action to oversee the independence of the Auditors. In particular, the Committee shall receive at least annually the written disclosure and letter from the Auditors required under applicable auditor rules regarding the Auditors' communications with the Committee regarding independence, and shall discuss the independence of the Auditors with the Auditors. Item 407(d) of Regulation S-K.

        7.    Audited Financial Statement Review.    The Committee shall review, upon completion of the audit, the Company's financial statements, including the related notes and the management's discussion and analysis of financial condition and results of operations, prior to the same being publicly disclosed, and shall recommend whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by the Board and whether the financial statements should be included in the Company's annual report.

        8.    Annual Audit Results.    The Committee shall discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards.

        9.    Quarterly Results.    The Committee shall discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements, including the related notes and the management's discussion and analysis of financial condition and results of operations prior to the same being filed with applicable regulatory authorities, any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards and shall recommend whether or not such financial statements and management's discussion and analysis of financial condition and results of operations should be approved by the Board or, if such power is delegated by the Board, approve such quarterly financial statements on behalf of the Board.

        10.    Annual and Interim Financial Press Releases.    The Committee shall review with management annual and interim financial press releases before the Company publicly discloses this information.

        11.    Financial Information Extracted From Financial Statements.    The Committee shall ensure that adequate procedures are in place for review of the Company's public disclosure of financial information extracted or derived from the Company's financial statements (for clarity, financial information other than the Company's financial statements and management's discussion and analysis of financial condition and results of operations referred to in Section 7 and annual and interim earnings press releases referred to in Section 10) and the Committee shall periodically assess the adequacy of those procedures.

        12.    Accounting Principles and Policies.    The Committee shall review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including, without limitation, quarterly reports from the Auditors on: (a) critical accounting policies and practices to be used; (b) all alternative treatments of financial information within United States GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; (c) other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) other material items discussed with management and any other significant reporting issues and judgments. SEC Rule 10A-3, Section 10A(k) of the Securities Exchange Act.

        13.   Management Cooperation with Audit. The Committee shall review and discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any significant difficulties encountered in the course of the audit work, any restrictions on the scope of their activities or access to requested records, data and information, significant disagreements with management, and management's response, if any. Item 407(d) of Regulation S-K.

        14.    Management Letters.    The Committee shall review with the Auditors and, if appropriate, management, any management or internal control letters issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

        15.    Disagreements Between Auditors and Management.    The Committee shall review with the Auditors and management, and shall be directly responsible for the resolution of, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies.

        16.    Internal Financial Reporting Controls.    The Committee shall confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies. The Committee shall review with the Auditors and with the management of the Company the progress and findings of their efforts related to any documentation, assessment and testing of internal financial reporting controls required to comply with the Rules, including, without limitation, Section 404 of the Sarbanes-Oxley Act of 2002.

        17.    Separate Sessions.    At least once each fiscal quarter, the Committee shall meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

        18.    Complaint Procedures.    The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures shall be reviewed annually by the Committee and any suggested changes shall be submitted to the Board for its approval.

        19.    Regulatory and Accounting Initiatives.    The Committee shall review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

        20.    Material Issues Regarding Financial Statements or Accounting Policies.    The Committee shall review with the Auditors and management any legal matters, tax assessments, correspondence with regulators or Governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and the manner in which these matters have been disclosed in public filings, if applicable.

        21.    Correction of Financial Statements.    The Committee shall review with Auditors and management management's process for identifying, communicating and correcting misstatements, understanding management tolerance for unadjusted misstatements, and assess the effect of corrected and uncorrected misstatements, if any, on the Company's financial statements.

        22.    Officer's Certifications Regarding Financial Statements.    The Committee shall receive and review the Chief Executive Officer and Chief Financial Officer certifications of quarterly and annual financial statements.

        23.    Related Party Transactions.    The Committee shall review, oversee and approve, in advance, related-party transactions and review other issues arising under the Company's Code of Business Conduct for Directors, Officers and Employees or similar policies.

        24.    Investigations.    The Committee shall investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

        25.    Legal Matters.    The Committee shall review with the Company's external counsel and/or internal legal personnel any legal matters that may have a material impact on the Company's financial statements, compliance policies or internal accounting or financial reporting controls and shall review any material reports or inquiries received from securities regulatory authorities, any securities exchange or quotation system or any other governmental agency.

        26.    Code of Business Conduct.    The Committee shall ensure that the Company has a published code of business conduct that covers financial matters, and shall monitor the application of the code of business conduct. Any waivers from the code of business conduct that are granted for the benefit of the Company's Board members or executive officers should be granted by the Board or the Committee only.

        27.    Proxy Report.    The Committee shall prepare any report or other disclosure required by the Rules to be prepared by it and included in the Company's annual proxy statement, information circular or other regulatory filing.

        28.    Charter.    The Committee shall review, discuss and assess annually its own performance and the adequacy of this Charter, as well as the Committee's role and responsibilities as outlined in this Charter. The Committee shall submit any suggested changes to the Board for its approval.

        29.    Report to Board.    The Committee shall report to the Board with respect to material issues that arise regarding the quality or integrity of the Company's financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

        30.    Investment Risk Assessment and Management.    The Committee shall review and discuss with management and the Auditors, as appropriate, the Company's guidelines and policies with respect to investment risk assessment and management, including the Company's major financial risk exposures, the Company's investment and hedging policies, and the steps taken by management to monitor and control these exposures.

        31.    Reports on Illegal Acts.    The Committee shall at least annually ensure that it has received any required information and reports from the Auditors with respect to illegal acts detected by the Auditors or to which the Auditors became aware. Section 10A(b) of the Securities Exchange Act of 1934.

        32.    Other Responsibilities.    The Committee shall perform such other functions as may be assigned to the Committee by law, by the Company's articles or bylaws or by the Board.

        33.    General Authority.    The Committee shall perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the forgoing.

        It shall be management's responsibility to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. It is not the duty of the Committee to (1) plan or conduct audits; (2) determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; or (3) to assure compliance with laws and regulations and the Company's policies generally. Furthermore, it is the responsibility of the Chief Executive Officer, Chief Financial Officer and other senior management to avoid and minimize the Company's exposure to risk, and while the Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Committee is not the sole body responsible. The Auditors shall be accountable to the Committee as representatives of the shareholders.

Annex A

ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN
(as adopted by the board of directors on April 6, 2016 and approved by the shareholders on May 19, 2016; and as supplemented by the Committee on May 9, 2019)

Section 1.  Purpose

        The purpose of the Plan is to promote the interests of the Company by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors to promote the business and financial success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various share and cash based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company's shareholders.

Section 2.  Definitions

        As used in the Plan, the following terms shall have the meanings set forth below:

  (a)
  "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

  (b)
  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

  (c)
  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(c).

  (d)
  "Board" shall mean the Board of Directors of the Company.

  (e)
  "Cause" in respect of a Participant means:

  (i)
  if "Cause" is defined in an employment agreement between such Participant and the Company, the meaning of "Cause" as provided for in such employment agreement; and

  (ii)
  if Cause is not so defined, a circumstance that would entitle the Company to terminate the employment or services of such Participant at law without notice or compensation as a result of such termination;

  (f)
  "Change in Control" means, unless specified otherwise in an existing agreement with a Participant:

  (i)
  the sale of all or substantially all of the assets of the Company to a non-Affiliate;

  (ii)
  a merger, reorganization, or consolidation involving the Company in which the voting securities outstanding immediately prior to the transaction represent or are converted into or exchanged for securities of the surviving or resulting entity that, immediately upon completion of the transaction, represent less than 50% of the outstanding voting power of the surviving or resulting entity;

  (iii)
  the acquisition of all or a majority of the outstanding voting securities of the Company in a single transaction or a series of related transactions by a person or group of persons;

    provided however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Company or an Affiliate of the Company, of voting securities of the Company or an Affiliate of the Company or any rights to acquire voting securities of the Company or an Affiliate of the Company which are convertible into voting securities, or if the Company effects a transaction solely to change the Company's domicile.

  (g)
  "Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

  (h)
  "Company" shall mean Arbutus Biopharma Corporation and any successor corporation.

  (i)
  "Director" shall mean a member of the Board.

  (j)
  "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

  (k)
  "Effective Date" shall have the meaning ascribed thereto in Section 11 of the Plan;

  (l)
  "Eligible Person" shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

  (m)
  "Fair Market Value" with respect to a Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

  (n)
  "Full Value Award" shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

  (o)
  "Good Reason" in respect of a Participant means:

  (i)
  if "Good Reason" is defined in an employment agreement between such Participant and the Company, the meaning of "Good Reason" as provided for in such employment agreement; and

  (ii)
  if Good Reason is not so defined, a circumstance that would allow a Participant to claim "constructive dismissal" at law, including a material diminution in the Participant's title, responsibilities, reporting relationship or compensation.

  (p)
  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be a U.S. Incentive Stock Option.

  (q)
  "Option" shall mean a U.S. Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

  (r)
  "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

  (s)
  "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

  (t)
  "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

  (u)
  "Performance Goal" with respect to a Performance Award shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

  •
  economic value added (EVA);

  •
  sales or revenue;

  •
  income (including without limitation operating income, pre tax income and income attributable to the Company);

  •
  cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

  •
  earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

  •
  returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

  •
  implementation, completion or achievement of critical corporate objectives or projects, including specified milestones in the discovery, development, commercialization and/or manufacturing of one or more products or product candidates; and

  •
  share price (minimum $20.00 per Share).

    Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to shareholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.

  (v)
  "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

  (w)
  "Plan" shall mean the Arbutus 2016 Omnibus Share and Incentive Plan, as amended from time to time.

  (x)
  "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

  (y)
  "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

  (z)
  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the U.S. Exchange Act, as amended, or any successor rule or regulation.

  (aa)
  "Section 162(m)" shall mean Section 162(m) of the U.S. Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

  (bb)
  "Section 409A" shall mean Section 409A of the U.S. Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

  (cc)
  "Share" or "Shares" shall mean common shares without par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

  (dd)
  "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the U.S. Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

  (ee)
  "Stock Appreciation Right" shall mean any right granted under Section 4(b) of the Plan.

  (ff)
  "U.S. Code" shall mean the Internal Revenue Code of 1986 of the United States, as amended from time to time, and any regulations promulgated thereunder.

  (gg)
  "U.S. Exchange Act" shall mean the Securities Exchange Act of 1934 of the United States, as amended.

  (hh)
  "U.S. Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the U.S. Code or any successor provision.

Section 3.  Administration

  (a)
  Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in

    Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

  (b)
  Delegation.    The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the U.S. Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.

  (c)
  Power and Authority of the Board.    Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

  (d)
  Indemnification.    To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.

Section 4.  Shares Available for Awards

  (a)
  Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 5,000,000. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

  (b)
  Counting Shares.    For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

  (i)
  Shares Added Back to Reserve.    Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Awards that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

  (ii)
  Shares Not Added Back to Reserve.    Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award under the Plan; (C) Shares covered by a share-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

  (iii)
  Cash-Only Awards.    Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

  (iv)
  Substitute Awards Relating to Acquired Entities.    Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

  (c)
  Adjustments.    In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding

    Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

  (d)
  Award Limitations Under the Plan.    The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

  (i)
  Section 162(m) Limitation for Awards Denominated in Shares.    No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

  (ii)
  Section 162(m) Limitation for Performance Awards Denominated in Cash.    The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $5,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

  (iii)
  Limitation Awards Granted to Non-Employee Directors.    No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $500,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.  Eligibility

        Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, a U.S. Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and a U.S. Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the U.S. Code or any successor provision.

Section 6.  Awards

  (a)
  Options.    The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

    (ii)
    Option Term.    The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than a U.S. Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

    (iii)
    Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

    (A)
    Promissory Notes.    Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

    (B)
    Net Exercises.    The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

    (iv)
    U.S. Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as U.S. Incentive Stock Options:

    (A)
    The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 5,000,000 Shares.

    (B)
    The Committee will not grant U.S. Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which U.S. Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

    (C)
    All U.S. Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

    (D)
    Unless sooner exercised, all U.S. Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, such U.S. Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

      (E)
      The purchase price per Share for a U.S. Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option; provided, however, that, in the case of the grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under a U.S. Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option.

      (F)
      Any U.S. Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as a U.S. Stock Option.

  (b)
  Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

  (c)
  Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

  (i)
  Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

  (ii)
  Issuance and Delivery of Shares.    Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a share certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the share transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

    (iii)
    Forfeiture.    Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

  (d)
  Performance Awards.    The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below; provided, however, that to the extent a Performance Goal is based on share price, such Performance Goal shall include a minimum threshold share price of at least $20.00 per Share (subject to adjustment made under Section 4(c) of the Plan).

  (i)
  Timing of Designations; Duration of Performance Periods.    For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

  (ii)
  Certification.    Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

  (e)
  Dividend Equivalents.    The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

  (f)
  Other Stock-Based Awards.    The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

  (g)
  General.

  (i)
  Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

  (ii)
  Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

  (iii)
  Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

    (iv)
    Limits on Transfer of Awards.    Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

    (v)
    Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

    (vi)
    Prohibition on Option and Stock Appreciation Right Repricing.    Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

    (vii)
    Section 409A Provisions.    Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant's disability or "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a Change in Control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the U.S. Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

    (viii)
    Acceleration of Vesting or Exercisability—Performance Awards.    Award Agreements may provide that, in the event a Participant's employment is terminated without Cause or a Participant resigns for Good Reason at any time during the 12-month period following a Change in Control, all Performance Awards shall be considered to be earned and payable based on implementation, completion or achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed; provided, however that no Award Agreement shall accelerate the exercisability of any Award or result in the lapse of restrictions relating to any Award in connection with a Change in Control unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control.

    (ix)
    Ceasing to be an Eligible Person—Vesting of Options and Stock Appreciation Rights.    Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights will cease to vest as at the date upon which the Participant ceases to be an Eligible Person; provided, however, that in the event of the death of the Participant prior to the Participant ceasing to be an Eligible Person, all Options and Stock Appreciation Rights of such Participant shall become immediately vested.

    (x)
    Ceasing to be an Eligible Person—Termination of Options and Stock Appreciation Rights.    Except as otherwise determined by the Committee, each Option and Stock Appreciation Right granted pursuant to this Plan will, subject to the provisions of this Plan, expire automatically on the earlier of: (A) in the event the Participant ceases to be an Eligible Person for any reason, other than the death of the Participant or the termination of the Participant for Cause, such period of time after the date on which the Participant ceases to be an Eligible Person as may be (i) specified by the Committee, or (ii) set out in an agreement among the Participant and the Company; provided, however, that in the absence of such a specification or agreement, will be deemed to be the date that is three months following the Participant ceasing to be an Eligible Person; (B) in the event of the termination of the Participant as a director, officer, employee or consultant of the Company or an Affiliate for Cause, the date of such termination; (C) in the event of the death of a Participant prior to: (i) the Participant ceasing to be an Eligible Person; or (ii) the date which is the number of days specified by the Committee pursuant to subparagraph (A) above from the date on which the Participant ceased to be an Eligible Person, the date which is one year after the date of death of such Participant or such other date as may be specified by the Committee and which period will be specified in the Award Agreement with the Participant with respect to such Option or Stock Appreciation Right; provided, however, that, notwithstanding the foregoing provisions of subparagraphs (A), (B) and (C) of this Section 6(g)(ix), the Committee may, subject Section 7 of this Plan, at any time prior to expiry of an Option or Stock Appreciation Right, extend the period of time within which an Option or Stock Appreciation Right may be exercised by a Participant who has ceased to be an Eligible Person, but any such extension shall not be granted beyond the original expiry date of such Option or Stock Appreciation Right as provided for in Section 6(a) and 6(b) above, as applicable.

    (xi)
    Termination of a Participant for Cause.    Notwithstanding any other provision of this Plan, in the case of a Participant's termination for Cause, any and all then outstanding Awards granted to such Participant, whether or not vested, shall be immediately forfeited and cancelled, without any consideration therefore, and any and all rights of such Participant with respect to or arising from this Plan shall terminate, as of the commencement of the date that notice of such termination is given, without regard to any period of reasonable notice or any salary continuance, except as otherwise determined by the Committee.

Section 7.  Amendment and Termination; Corrections

  (a)
  Amendments to the Plan and Awards.    The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

  (i)
  amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

  (ii)
  amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

  (iii)
  make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

  (iv)
  amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

    For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

    (i)
    require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the National Association of Securities Dealers Inc. Automated Quotation System (NASDAQ) or any other securities exchange that are applicable to the Company;

    (ii)
    increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

    (iii)
    increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

    (iv)
    permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

    (v)
    permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

    (vi)
    increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

  (b)
  Corporate Transactions.    In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

  (i)
  either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant's rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant's rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

  (ii)
  that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

  (iii)
  that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

  (iv)
  that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

  (c)
  Correction of Defects, Omissions and Inconsistencies.    The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.  Income Tax Withholding

        In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.  General Provisions

  (a)
  Currency.    Unless otherwise specified, all currency amounts are stated in United States dollars.

  (b)
  No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

  (c)
  Award Agreements.    No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

  (d)
  Plan Provisions Prevail.    In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall prevail.

  (e)
  No Rights of Shareholders.    Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

  (f)
  No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

  (g)
  No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without Cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

  (h)
  Governing Law.    The internal law, and not the law of conflicts, of the Province of British Columbia, Canada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

  (i)
  Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

  (j)
  No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (k)
  Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

  (l)
  No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (m)
  Headings.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.  Clawback or Recoupment

        All Awards under this Plan shall be subject to any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the Committee.

Section 11.  Effective Date of the Plan

        This Plan, which was adopted by the Board on April 5 2016 and approved by the shareholders of the Company at the annual meeting of shareholders of the Company held on May 19, 2016, is effective as of and from the date of such shareholder approval (the "Effective Date"). For the avoidance of doubt, the provisions of subparagraphs 6(g)(ix), (x) and (xi) of this Plan, which were adopted by the Committee on May 9, 2019 to provide for the memorialization in this Plan of those terms and conditions that applied to Awards granted under this Plan since the Effective Date, are also effective as of and from the Effective Date notwithstanding the actual date of grant of any applicable Award Agreement.

Section 12.  Term of the Plan

        No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the Effective Date, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first shareholder meeting to occur in the fifth year following the year in which shareholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the shareholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AMENDMENT NO. 1 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN

        The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented (the "Plan"), is hereby amended (this "Amendment") as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the "Board") of Arbutus Biopharma Corporation (the "Company").

  1.
  Section 6(e).    The last sentence of Section 6(e) of the Plan is hereby amended and restated to read in its entirety as follows:

    "Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Award prior to the date on which all vesting conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed."

  2.
  Section 6(g).    Section 6(g)(viii) of the Plan is hereby removed in its entirety. Sections 6(g)(ix), (x) and (xi) of the Plan are hereby renumbered to Sections 6(g)(viii), (ix) and (x), respectively.

  3.
  Section 7(b).    Section 7(b) of the Plan is hereby amended and restated to read in its entirety as follows:

    "Change in Control.    Upon the effective time of a Change in Control, except as otherwise provided in an applicable Award Agreement or in another written agreement with a Participant, the parties to the Change in Control may agree that Awards shall be assumed, continued or substituted for by the successor entity, with appropriate adjustments as to the number and kind of shares and prices subject to the Award. Except as otherwise provided in an applicable Award Agreement or in another written agreement with a Participant, if, within twelve (12) months following a Change in Control in which a Participant's Awards are assumed, continued or substituted for by the successor entity, the Participant's status as a service provider is terminated without Cause by the Company or an Affiliate (or a successor company of the Company or such Affiliate), excluding, for such purposes, a transfer of employment or service by the service provider between or among the Company and one or more Affiliates, then all of the Participant's outstanding Awards shall become fully vested and exercisable as of the moment immediately prior to such termination.

    In the event Awards are not assumed, continued or substituted for by the successor entity in a Change in Control, upon the effective time of the Change in Control, the Plan and all Awards shall terminate. In the event of such termination, except as otherwise may be provided in an applicable Award Agreement or in another written agreement with a Participant, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions shall become fully exercisable as of the effective time of the Change in Control, all other Awards with time-based vesting conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change in Control assuming the higher of (i) achievement of all relevant performance goals at the "target" level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control) or (ii) actual achievement as of a date reasonably proximal to the date of the consummation of the Change in Control, as determined by the Committee or the Board in its sole discretion.

    For purposes of clause (ii) of the preceding sentence, if, based on the discretion of the Committee or the Board, actual achievement is not determinable, the relevant performance goals shall be deemed to have been achieved at the "target" level (prorated based upon the length of time within the performance period that elapsed prior to the Change in Control). In addition, in the event of such termination, the Committee or the Board shall have the option, in its sole discretion, (a) to make or provide for a payment, in cash or in kind, to Participants holding Options and Stock Appreciation Rights equal to the difference between the per share consideration paid in the Change in Control transaction and the exercise price or grant price, as applicable, of the Options or Stock Appreciation Rights and/or (b) to provide that each Participant shall be permitted, within a specified period of time prior to the Change in Control, to exercise all outstanding Options and Stock Appreciation Rights, to the extent then exercisable. For purposes of clause (a) of the preceding sentence, if the exercise price or grant price, as applicable, of any Option or Stock Appreciation Right is equal to or greater than the per share consideration paid in the Change in Control transaction, the Committee or the Board may, in its sole discretion, cancel the Option or Stock Appreciation Right without the payment of consideration therefor. The Committee or the Board shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the per share consideration paid in the Change in Control transaction multiplied by the number of vested Shares subject to the Award."

  4.
  Section 11.    The references to Sections 6(g)(ix), (x) and (xi) in Section 11 of the Plan are hereby changed to Sections 6(g)(viii), (ix) and (x), respectively.

  5.
  The Plan shall otherwise be unchanged by this Amendment.

        To record adoption of this Amendment of the Plan by the Board as of April 22, 2020, the Company has caused its authorized officer to execute this Amendment to the Plan.

ARBUTUS BIOPHARMA CORPORATION
By:	/s/ WILLIAM H. COLLIER Willaim H. Collier President and Chief Executive Officer

 AMENDMENT NO. 2 TO THE
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN

        The Arbutus Biopharma Corporation 2016 Omnibus Share and Incentive Plan, as supplemented and amended (the "Plan"), is hereby amended (this "Amendment") as set forth below, effective as of the date of adoption of this Amendment by the Board of Directors (the "Board") of Arbutus Biopharma Corporation (the "Company"), subject to the approval of this Amendment by the shareholders of the Company, as provided below.

  1.
  Section 4(a).    The first sentence of Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:

    "Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 8,000,000."

  2.
  Section 6(a)(iv)(A).    Section 6(a)(iv)(A) of the Plan is hereby amended and restated to read in its entirety as follows:

    "The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 8,000,000 Shares."

  3.
  The Plan shall otherwise be unchanged by this Amendment.

  4.
  This Amendment is adopted subject to approval by the shareholders of the Company at the Company's 2020 annual general meeting of shareholders on May 28, 2020 (the "Annual Meeting"). If the shareholders fail to approve this Amendment at the Annual Meeting, the Plan shall continue in existence in accordance with its terms.

        To record adoption of this Amendment of the Plan by the Board as of April 22, 2020, and approval of this Amendment by the shareholders on May 28, 2020, the Company has caused its authorized officer to execute this Amendment to the Plan.

ARBUTUS BIOPHARMA CORPORATION
By:	William H. Collier President and Chief Executive Officer

Annex B

ARBUTUS BIOPHARMA CORPORATION
2020 EMPLOYEE STOCK PURCHASE PLAN

 ARBUTUS BIOPHARMA CORPORATION
2020 EMPLOYEE STOCK PURCHASE PLAN

1.     PURPOSE AND INTERPRETATION

        (a)   The purpose of the Plan is to encourage and to enable Eligible Employees of the Company and its Participating Affiliates, through after-tax payroll deductions, to acquire proprietary interests in the Company through the purchase and ownership of shares of Stock. The Plan is intended to benefit the Company and its shareholders by (a) incentivizing Participants to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability and that will benefit its shareholders and other important stakeholders and (b) encouraging Participants to remain in the employ of the Company or its Participating Affiliates.

        (b)   The Plan and the ESPP Options granted under the Plan are intended to satisfy the requirements for an "employee stock purchase plan" under Code Section 423. Notwithstanding the foregoing, the Company makes no undertaking to, nor representation that it will, maintain the qualified status of the Plan or any ESPP Options granted under the Plan. In addition, ESPP Options that do not satisfy the requirements for an "employee stock purchase plan" under Code Section 423 may be granted under the Plan pursuant to the rules, procedures, or sub-plans adopted by the Administrator, in its sole discretion, for certain Eligible Employees.

2.     DEFINITIONS

        (a)   "Account" shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing shares of Stock under the Plan.

        (b)   "Administrator" shall mean the Board, the Executive Compensation and Human Resources Committee of the Board, or any other committee of the Board designated by the Board to administer the Plan.

        (c)   "Board" shall mean the Board of Directors of the Company.

        (d)   "Change in Control" shall have the meaning set forth in the Company's 2016 Omnibus Share and Incentive Plan, as amended, or any successor omnibus incentive plan.

        (e)   "Code" shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

        (f)    "Company" shall mean Arbutus Biopharma Corporation, a company incorporated under the laws of British Columbia, and any successor thereto.

        (g)   "Custodian" shall mean the third-party administrator designated by the Administrator from time to time.

        (h)   "Effective Date" shall mean May 28, 2020, the date of the Company's 2020 annual meeting of shareholders, subject to approval of the Plan by the Company's shareholders on such date.

        (i)    "Eligible Compensation" shall mean, unless otherwise established by the Administrator prior to the start of an Offering Period, base salary, wages, annual bonuses and commissions paid to a Participant by the Company or a Participating Affiliate as compensation for services to the Company or Participating Affiliate, before deduction for any salary deferral contributions made by the Participant to any qualified deferred compensation plan described in Section 401(k) of the Code or a cafeteria plan described in Section 125 of the Code maintained by the Company or a Participating Affiliate, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

        (j)    "Eligible Employee" shall mean a natural person who is a full-time or part-time employee (including an officer) of the Company or a Participating Affiliate for at least thirty (30) days as of an Offering Date, except the following, who shall not be eligible to participate under the Plan: (i) an employee whose customary employment is twenty (20) hours or less per week, (ii) an employee whose customary employment is for not more than five (5) months in an calendar year, (iii) an employee who, after exercising his or her rights to purchase shares of Stock under the Plan, would own (directly or by attribution pursuant to Code Section 424(d)) shares of Stock (including shares that may be acquired under any outstanding ESPP Options) representing five percent (5%) or more of the total combined voting power of all classes of stock of the Company, (iv) an employee who is a citizen or resident of a foreign jurisdiction (without regard to whether such employee is also a U.S. citizen or resident alien), if the grant of an ESPP Option under the Plan or an Offering Period to such employee is prohibited under the laws of such foreign jurisdiction or compliance with the laws of such foreign jurisdiction would cause the Plan or an Offering Period to violate the requirements of Code Section 423 and (v) any other natural person whom the Administrator determines to exclude from an offering designed to satisfy the requirements of Code Section 423 provided such exclusion is permitted by Code Section 423 and the guidance issued thereunder. The Administrator may, at any time in its sole discretion, if it deems it advisable to do so, exclude the participation of the employees of a particular Participating Affiliate from eligibility to participate in a future Offering Period. Notwithstanding the foregoing, for purposes of a Non-423(b) Offering under the Plan, if any, the Administrator shall have the authority, in its sole discretion, to establish a different definition of Eligible Employee as it may deem advisable or necessary.

        (k)   "Enrollment Form" shall mean the agreement(s) between the Company and an Eligible Employee, in such written, electronic, or other format and/or pursuant to such written, electronic, or other process as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in the Plan or to which a Participant elects to make changes with respect to the Participant's participation as permitted by the Plan.

        (l)    "Enrollment Period" shall mean that period of time prescribed by the Administrator, which period shall conclude prior to the Offering Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

        (m)  "ESPP Option" shall mean the right granted to Participants to purchase shares of Stock pursuant to an offering under the Plan.

        (n)   "Fair Market Value" shall mean the value of each share of Stock subject to the Plan on a given date determined as follows: (i) if on such date the shares of Stock are listed on an established national or regional stock exchange or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the exchange or market selected by the Administrator if there is more than one such exchange or market) on such date or, if such date is not a Trading Day, on the Trading Day immediately preceding such date, or, if no sale of the shares of Stock is reported for such Trading Day, on the next preceding day on which any sale shall have been reported; or (ii) if the shares of Stock are not listed on such an exchange or traded on such a market, the Fair Market Value of the shares of Stock shall be determined by the Administrator in good faith.

        (o)   "Holding Period" shall have the meaning set forth in Section 10(c)(i).

        (p)   "Non-423(b) Offering" shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator, in its sole discretion, as a part of the Plan, pursuant to which ESPP Options that do not satisfy the requirements for "employee stock purchase plans" that are set forth under Code Section 423 may be granted to Eligible Employees as a separate offering under the Plan.

        (q)   "Offering Date" shall mean the first day of any Offering Period under the Plan.

        (r)   "Offering Period" shall mean the period determined by the Administrator pursuant to Section 7, which period shall not exceed twenty-seven (27) months, during which payroll deductions are accumulated for the purpose of purchasing Stock under the Plan.

        (s)   "Outstanding Election" shall mean a Participant's then-current election to purchase shares of Stock in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 6(c) and deemed cancellation under Section 11) prior to the close of business on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) or such other date as determined by the Administrator.

        (t)    "Participant" shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 5.

        (u)   "Participating Affiliate" shall mean any Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan or in a specific Offering Period under the Plan, if such employees otherwise qualify as Eligible Employees.

        (v)   "Plan" shall mean this Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan, as it may be amended from time to time.

        (w)  "Purchase Period" shall mean the period during an Offering Period designated by the Administrator on the last Trading Day of which purchases of Stock are made under the Plan. An Offering Period may have one or more Purchase Periods.

        (x)   "Purchase Price" shall mean the purchase price at which shares of Stock may be purchased under the Plan, which shall be set by the Administrator from time to time.

        (y)   "Stock" shall mean common shares without par value in the capital of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 12.

        (z)   "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date.

        (aa) "Termination of Employment" shall mean, with respect to a Participant, a cessation of the employee-employer relationship between the Participant and the Company or a Participating Affiliate for any reason,

            (i)  including, without limitation, (A) a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of a Subsidiary, (B) unless otherwise determined or provided by the Administrator, a transfer of employment to a Subsidiary that is not a Participating Affiliate as of the first day immediately following the three (3)-month period following such transfer, and (C) a termination of employment where the individual continues to provide certain services to the Company or a Subsidiary in a non-employee role, but

           (ii)  excluding (A) such termination of employment where there is a simultaneous reemployment of the Participant by the Company or a Participating Affiliate and (B) any bona fide and Company-approved or Participating Affiliate-approved leave of absence, such as family leave, parental leave, medical leave, personal leave, and military leave, or such other leave that meets the requirements of Treasury Regulations section 1.421-1(h)(2); provided, however, where the period of leave exceeds three (3) months and the employee's right to reemployment is not guaranteed either by statute or by contract, the employee-employer relationship will be deemed to have terminated on the first day immediately following such three (3)-month period.

        (bb) "Trading Day" shall mean a day on which The Nasdaq Stock Market LLC is open for trading.

3.     SHARES SUBJECT TO THE PLAN

        (a)    Share Reserve.    Subject to adjustment as provided in Section 12, the maximum number of shares of Stock that may be issued pursuant to ESPP Options granted under the Plan (including any Non-423(b) Offering established hereunder) is one million five hundred thousand (1,500,000) shares. The shares of Stock reserved for issuance under the Plan may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

        (b)    Participation Adjustment as a Result of the Share Reserve.    If the Administrator determines that the total number of shares of Stock remaining available under the Plan is insufficient to permit the number of shares of Stock to be purchased by all Participants on the last Trading Day of an Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of the Purchase Period) pursuant to Section 9, the Administrator shall make a participation adjustment, where the number of shares of Stock purchasable by all Participants shall be reduced proportionately in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator's sole discretion. After such adjustment, the Administrator shall refund in cash all affected Participants' Account balances for such Offering Period as soon as practicable thereafter.

        (c)    Applicable Law Limitations on the Share Reserve.    If the Administrator determines that some or all of the shares of Stock to be purchased by Participants on the last Trading Day of an Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) would not be issued in accordance with applicable laws or any approval by any regulatory body as may be required or the shares of Stock would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such shares of Stock pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate applicable laws, the Administrator may, without Participants' consent, terminate any outstanding Offering Period and the ESPP Options granted thereunder and refund in cash all affected Participants' Account balances for such Offering Period as soon as practicable thereafter.

4.     ADMINISTRATION

        (a)    Generally.    The Plan shall be administered under the direction of the Administrator. Subject to the express provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, without limitation:

            (i)  Interpreting and construing the Plan and ESPP Options granted under the Plan; prescribing, adopting, amending, suspending, waiving, and rescinding rules and regulations it deems appropriate to administer and implement the Plan, including amending any outstanding ESPP Option, as it may deem advisable or necessary to comply with applicable laws; correcting any defect or supplying any omission or reconciling any inconsistency in the Plan or ESPP Options granted under the Plan; and making all other decisions relating to the operation of the Plan;

           (ii)  Making determinations about eligibility;

          (iii)  Determining the Purchase Price;

          (iv)  Establishing the timing and length of Offering Periods and Purchase Periods;

           (v)  Establishing minimum and maximum contribution rates;

          (vi)  Establishing new or changing existing limits on the number of shares of Stock a Participant may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected;

         (vii)  Delegating to one or more individuals such duties and functions related to the operation and administration of the Plan as the Administrator so determines, except to the extent prohibited by applicable law;

        (viii)  Adopting such rules, procedures, or sub-plans as may be deemed advisable or necessary to comply with the laws of countries other than the United States, to allow for tax-preferred treatment of the ESPP Options or otherwise to provide for the participation by Eligible Employees who reside outside of the United States, including determining which Eligible Employees are eligible to participate in the Non-423(b) Offering or other sub-plans established by the Administrator;

          (ix)  Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permitting payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed Enrollment Forms; and

           (x)  Furnishing to the Custodian such information as the Custodian may require.

        The Administrator's determinations under the Plan shall be final, binding, and conclusive upon all persons.

        (b)    Custodian.    If the Administrator designates a Custodian for the Plan, the Custodian shall act as custodian under the Plan and shall perform such duties as requested by the Administrator in accordance with any agreement between the Company and the Custodian. The Custodian shall establish and maintain, as agent for each Participant, an Account and any subaccounts as may be necessary or desirable for the administration of the Plan.

        (c)    No Liability.    Neither the Board, the Executive Compensation and Human Resources Committee of the Board, any other committee of the Board, or the Custodian, nor any of their respective agents or designees, shall be liable to any person (i) for any act, failure to act, or determination made in good faith with respect to the Plan or ESPP Options granted under the Plan or (ii) for any tax (including any interest and penalties) by reason of the failure of the Plan, an ESPP Option, or an Offering Period to satisfy the requirements of Code Section 423, the failure of the Participant to satisfy the requirements of Code Section 423, or otherwise asserted with respect to the Plan, ESPP Options granted under the Plan, or shares of Stock purchased or deemed purchased under the Plan.

5.     PARTICIPATION IN THE PLAN AND IN AN OFFERING PERIOD

        (a)    Generally.    An Eligible Employee may become a Participant for an Offering Period under the Plan by completing the prescribed Enrollment Form and submitting such Enrollment Form to the Company (or the Company's designee), in the format and pursuant to the process as prescribed by the Administrator, during the Enrollment Period prior to the commencement of the Offering Period to which it relates. If properly completed and timely submitted, the Enrollment Form will become effective for the first Offering Period following submission of the Enrollment Form and all subsequent

Offering Periods as provided by Section 5(b) until (i) it is terminated in accordance with Section 11, (ii) it is modified by filing another Enrollment Form in accordance with this Section 5(a) (including an election is made to cease payroll deductions in accordance with Section 6(c)), or (iii) the Participant is otherwise ineligible to participate in the Plan or in a subsequent Offering Period.

        (b)    Automatic Re-Enrollment.    Following the end of each Offering Period, each Participant shall automatically be re-enrolled in the next Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 6, unless (i) the Participant has experienced a Termination of Employment, or (ii) the Participant is otherwise ineligible to participate in the Plan or in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Form at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

6.     PAYROLL DEDUCTIONS

        (a)    Generally.    Each Participant's Enrollment Form shall contain a payroll deduction authorization pursuant to which he or she shall elect, unless otherwise established by the Administrator prior to the start of an Offering Period, to have a designated whole percentage of Eligible Compensation between one percent (1%) and fifteen percent (15%) deducted, on an after-tax basis, on each payday during the Offering Period and credited to the Participant's Account for the purchase of shares of Stock pursuant to the offering. Notwithstanding the foregoing, if local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a format and pursuant to a process acceptable to the Administrator. In such event, any such Participant shall be deemed to participate in a separate offering under the Plan, unless the Administrator otherwise expressly provides.

        (b)    Insufficiency of Contributions.    Subject to Section 6(e), if in any payroll period a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her payroll deduction election, then (i) the payroll deduction election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage or dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the payroll deduction election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such payroll deductions; provided, however, no additional amounts shall be deducted to satisfy the Outstanding Election.

        (c)    Cessation after Offering Date.    A Participant may cease his or her payroll deductions during an Offering Period by properly completing and timely submitting a new Enrollment Form to the Company (or the Company's designee), in the format and pursuant to the process as prescribed by the Administrator, at any time prior to the last day of such Offering Period (or if an Offering Period has multiple Purchase Periods, the last day of such Purchase Period). Any such cessation in payroll deductions shall be effective as soon as administratively practicable thereafter and shall remain in effect for successive Offering Periods as provided in Section 5(b) unless the Participant submits a new Enrollment Form for a later Offering Period in accordance with Section 5(a). A Participant may only increase or decrease his or her rate of payroll deductions in accordance with Section 6(d).

        (d)    Modification Prior to Offering Date.    A Participant may increase or decrease his or her rate of payroll deductions, to take effect on the Offering Date of the Offering Period following submission of the Enrollment Form, by properly completing and timely submitting a new Enrollment Form in accordance with Section 5(a).

        (e)    Authorized Leave or Disability after Offering Date.    Subject to Section 11, if a Participant is absent from work due to an authorized leave of absence or disability (and has not experienced a

Termination of Employment), such Participant shall have the right to elect (i) to remain a Participant in the Plan for the then-current Offering Period (or if an Offering Period has multiple Purchase Periods, the then-current Purchase Period) but to cease his or her payroll deductions in accordance with Section 6(c), or (ii) to remain a Participant in the Plan for the then-current Offering Period (or if an Offering Period has multiple Purchase Periods, the then-current Purchase Period) but to authorize payroll deductions to be made from payments made by the Company or a Participating Affiliate to the Participant during such leave of absence or disability, and to undertake to make additional cash payments to the Plan at the end of each payroll period during the Offering Period to the extent that the payroll deductions from payments made by the Company or a Participating Affiliate to such Participant are insufficient to meet such Participant's Outstanding Election. Neither the Company nor a Participating Affiliate shall advance funds to a Participant if the Participant's payroll deductions during the Participant's leave of absence or disability are insufficient to fund the Participant's Account at his or her Outstanding Election.

        (f)    Withdrawal.    At any time during an Offering Period, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering Period by submitting to the Company, or a third party designated by the Administrator, a notice of withdrawal in such form as the Company requires. Such withdrawal may be elected at any time, but must be received prior to the end of the Offering Period in accordance with the withdrawal deadline and other procedures established by the Administrator. Upon withdrawal from the Offering Period by a Participant, the Company shall distribute to such Participant all of his or her remaining accumulated payroll deductions under the Offering Period, without interest, and such Participant's interest in the Offering Period shall be automatically terminated. A Participant's withdrawal from an Offering Period will have no effect on his or her eligibility to participate in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws, but the Participant will be required to complete and submit a new Enrollment Form in order to participate in subsequent Offering Periods under the Plan. A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan, which may hereafter be adopted by the Company.

7.     OFFERING PERIODS AND PURCHASE PERIODS; PURCHASE PRICE

        (a)   The Administrator shall determine from time to time, in its sole discretion, the Offering Periods and Purchase Periods under the Plan. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Administrator. Unless otherwise established by the Administrator prior to the start of an Offering Period, the Plan shall have one Offering Period that commences each calendar year and is of approximately twelve (12) months' duration, with each such Offering Period commencing on the first Trading Day of September and ending on the last Trading Day of the immediately following August. Unless otherwise established by the Administrator prior to the start of an Offering Period, each Offering Period shall have two Purchase Periods, with the first such Purchase Period beginning on the first Trading Day of September and ending on the last Trading Day of the immediately following February, and the second such Purchase Period beginning on the first Trading Day of March and ending on the last Trading Day of the immediately following August. For the avoidance of doubt, the first Offering Period under the Plan shall commence on September 1, 2020 and shall end on August 31, 2021, and such Offering Period shall have two Purchase Periods, with the first such Purchase Period beginning on September 1, 2020 and ending on February 26, 2021, and the second such Purchase Period beginning on March 1, 2021 and ending on August 31, 2021.

        (b)   The Administrator shall determine from time to time, in its sole discretion, the Purchase Price of each share of Stock for an Offering Period; provided, however, that the Purchase Price shall not be less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period and (ii) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of the Purchase Period).

8.     GRANT OF ESPP OPTION

        (a)    Grant of ESPP Option.    On each Offering Date, each Participant in such Offering Period shall automatically be granted an ESPP Option to purchase as many whole shares of Stock as the Participant will be able to purchase with the payroll deductions credited to the Participant's Account during the applicable Offering Period.

        (b)    5% Owner Limit.    Notwithstanding any provisions of the Plan to the contrary, no Participant shall be granted an ESPP Option to purchase shares of Stock under the Plan if such Participant (or any other person whose Stock would be attributed to such Participant pursuant to Code Section 424(d)), immediately after such ESPP Option is granted, would own or hold ESPP Options to purchase shares of Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

        (c)    Other Limitation.    The Administrator may determine, as to any Offering Period, that the offering shall not be extended to "highly compensated employees" within the meaning of Code Section 414(q).

9.     PURCHASE OF SHARES OF STOCK; PURCHASE LIMITATIONS

        (a)    Purchase.    Unless the Participant's participation in the Plan has otherwise been terminated as provided in Section 11, such Participant will be deemed to have automatically exercised his or her ESPP Option to purchase Stock on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) for the maximum number of shares of Stock that may be purchased at the Purchase Price with the Participant's Account balance at that time; provided, however, the number of shares of Stock purchased is subject to adjustment by Section 3, this Section 9, and Section 12. The Administrator shall cause the amount credited to each Participant's Account to be applied to such purchase, and the amount applied to purchase shares of Stock pursuant to an ESPP Option shall be deducted from the applicable Participant's Account.

        (b)    Limit on Number of Shares Purchased.    Notwithstanding Section 8(a) or Section 9(a) , in no event may a Participant purchase more than twenty-five thousand (25,000) shares of Stock in any one Offering Period; provided, however, that the Administrator may, in its sole discretion, prior to the start of an Offering Period, set a different limit on the number of shares of Stock a Participant may purchase during such Offering Period.

        (c)    Limit on Value of Shares Purchased.    Notwithstanding any provisions of the Plan to the contrary, excluding ESPP Options granted pursuant to any Non-423(b) Offering, no Participant shall be granted an ESPP Option to purchase shares of Stock under the Plan which permits the Participant's rights to purchase shares under all "employee stock purchase plans" (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the aggregate Fair Market Value of such shares of Stock (determined at the time such ESPP Options are granted) for each calendar year in which such ESPP Options are outstanding at any time.

        (d)    No Fractional Shares.    Notwithstanding any provisions of the Plan to the contrary, no Participant may exercise an ESPP Option to purchase less than one whole share of Stock, certificates representing fractional shares will not be delivered to Participants under any circumstances, and any ESPP Option to purchase less than one whole share of Stock shall be automatically terminated on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period). Unless the Participant's participation in the Plan has otherwise been terminated as provided in Section 11 or the Participant withdraws from the Plan as provided in Section 6(f), the portion of a Participant's Account balance remaining as a result of a Participant's inability to exercise an ESPP Option to purchase less than one whole share of Stock shall be accumulated and retained in the Participant's Account for the subsequent Purchase Period.

10.   STOCK ISSUANCE; SHAREHOLDER RIGHTS; AND SALES OF PLAN SHARES

        (a)    Stock Issuance and Account Statements.    Shares of Stock purchased under the Plan will be held by the Custodian. The Custodian may hold the shares of Stock purchased under the Plan by book entry or in the form of stock certificates in nominee names and may commingle shares held in its custody in a single account without identification as to individual Participants. The Company shall cause the Custodian to deliver to each Participant a statement for each Offering Period during which the Participant purchases Stock under the Plan, which statement shall reflect, for each such Participant, (i) the amount of payroll deductions withheld during the Offering Period, (ii) the number of shares of Stock purchased, (iii) the aggregate Purchase Price of the shares of Stock purchased, (iv) the Purchase Price per share; and (v) the total number of shares of Stock held by the Custodian for the Participant as of the end of the Offering Period.

        (b)    Shareholder Rights.    A Participant shall not be a shareholder or have any rights as a shareholder with respect to shares of Stock subject to the Participant's ESPP Options under the Plan until the shares of Stock are purchased pursuant to the ESPP Options and such shares of Stock are transferred into the Participant's name on the Company's books and records. No adjustment will be made for dividends or other rights for which the record date is prior to such time. Following purchase of shares of Stock under the Plan and transfer of such shares of Stock into the Participant's name on the Company's books and records, a Participant shall become a shareholder with respect to the shares of Stock purchased during such Offering Period (or, if applicable, Purchase Period) and, except as otherwise provided in Section 10(c), shall thereupon have all dividend, voting, and other ownership rights incident thereto.

        (c)    Sales of Plan Shares.    The Administrator shall have the right to require any or all of the following with respect to shares of Stock purchased under the Plan:

            (i)  that a Participant may not request that all or part of the shares of Stock be reissued in the Participant's own name and shares be delivered to the Participant until two (2) years (or such shorter period of time as the Administrator may designate) have elapsed since the Offering Date of the Offering Period in which the shares were purchased and one (1) year has elapsed since the day the shares were purchased (the "Holding Period");

           (ii)  that all sales of shares of Stock during the Holding Period applicable to such purchased shares be performed through a licensed broker acceptable to the Company; and

          (iii)  that Participants abstain from selling or otherwise transferring shares of Stock purchased pursuant to the Plan for a period lasting up to two (2) years from the date the shares of Stock were purchased pursuant to the Plan.

Any Participant who sells or otherwise transfers shares of Stock purchased under the Plan within two (2) years after the beginning of the Offering Period in which the shares were purchased or within one (1) year from the date the shares of Stock were purchased must, within ten (10) days of such transfer, notify the Company in writing of such transfer.

11.   DEEMED CANCELLATION OR TERMINATION OF PARTICIPATION

        (a)    Termination of Employment Other than Death.    In the event a Participant who holds outstanding ESPP Options to purchase shares of Stock under the Plan experiences a Termination of Employment for any reason other than death prior to the last Trading Day of the Offering Period, the

Participant's outstanding ESPP Options to purchase shares of Stock under the Plan shall automatically terminate, and the Administrator shall refund in cash the Participant's Account balance as soon as practicable thereafter.

        (b)    Death.    In the event of the death of a Participant while the Participant holds outstanding ESPP Options to purchase shares of Stock under the Plan, the legal representatives of such Participant's estate (or, if the Administrator permits a beneficiary designation, the beneficiary or beneficiaries most recently designated by the Participant prior to his or her death) may, within three (3) months after the Participant's death (but no later than the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the then-current Purchase Period)) by written notice to the Company (or the Company's designee), elect one of the following alternatives. In the event the Participant's legal representatives (or, if applicable, beneficiary or beneficiaries) fail to deliver such written notice to the Company (or the Company's designee) within the prescribed period, the alternative in Section 11(b)(ii) shall apply.

            (i)  The Participant's outstanding ESPP Options shall be reduced to the number of shares of Stock that may be purchased, as of the last day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the then-current Purchase Period), with the amount then credited to the Participant's Account; or

           (ii)  The Participant's ESPP Options to purchase shares of Stock under the Plan shall automatically terminate, and the Administrator shall refund in cash, to the Participant's legal representatives, the Participant's Account balance as soon as practicable thereafter.

        (c)    Other Termination of Participation.    If a Participant ceases to be eligible to participate in the Plan for any reason, the Administrator shall refund in cash the affected Participant's Account balance as soon as practicable thereafter. Once terminated, participation may not be reinstated for the then-current Offering Period, but, if otherwise eligible, the Eligible Employee may elect to participate in a subsequent Offering Period in accordance with Section 5.

12.   CHANGES IN CAPITALIZATION

        (a)    Changes in Stock.    If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan (including, for the avoidance of doubt, the numerical limits of Sections 3(a) and 9(b)) shall be adjusted proportionately and accordingly by the Administrator. In addition, the number and kind of shares for which ESPP Options are outstanding shall be similarly adjusted so that the proportionate interest of a Participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding ESPP Options shall not change the aggregate Purchase Price payable by a Participant with respect to shares subject to such ESPP Options but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which ESPP Options are outstanding under the Plan and (ii) the Purchase Price per share.

        (b)    Reorganization in Which the Company Is the Surviving Corporation.    Subject to Section 12(c), if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, all outstanding ESPP Options under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such ESPP Options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such ESPP Options immediately prior to such reorganization, merger, or consolidation.

        (c)    Reorganization in Which the Company Is Not the Surviving Corporation; Change in Control.    Upon any dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a Change in Control, the Plan and all ESPP Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the ESPP Options theretofore granted, or for the substitution for such ESPP Option of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and purchase prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period and the Purchase Period shall be deemed to have ended on the last Trading Day prior to such termination, and in accordance with Section 9, the ESPP Options of each Participant then outstanding shall be deemed to be automatically exercised on such last Trading Day. The Administrator shall send written notice of an event that will result in such a termination to all Participants at least five (5) days prior to the date upon which the Plan will be terminated.

        (d)    Adjustments.    Adjustments under this Section 12 related to stock or securities of the Company shall be made by the Administrator, whose determination in that respect shall be final, binding, and conclusive.

        (e)    No Limitations on Company.    The grant of an ESPP Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

13.   TERM; AMENDMENT, SUSPENSION, AND TERMINATION OF THE PLAN

        (a)    Term.    The Plan shall be effective as of the Effective Date. The Plan shall terminate on the first to occur of (i) the day before the tenth (10th) anniversary of the Effective Date, (ii) the date on which all shares of Stock reserved for issuance under the Plan pursuant to Section 3 have been issued, (iii) the date determined in accordance with Section 12, and (iv) the date determined in accordance with Section 13(b).

        (b)    Amendment, Suspension, and Termination of the Plan.    The Administrator may, at any time and from time to time, amend, suspend, or terminate the Plan or an Offering Period under the Plan; provided, however, that no amendment, suspension, or termination shall, without the consent of the Participant, materially impair any rights of a Participant that have vested at the time of such amendment, suspension, or termination. Without approval of the shareholders of the Company, no amendment shall be made (i) increasing the number of shares reserved for issuance under the Plan pursuant to Section 3 (except as provided in Section 12) or (ii) changing the eligibility requirements for participating in the Plan.

14.   GENERAL PROVISIONS

        (a)    Withholding of Taxes.    To the extent that a Participant recognizes ordinary income in connection with a sale or other transfer of any shares of Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the Participant or from shares that would otherwise be issued to the Participant under the Plan.

        (b)    ESPP Options Not Transferable or Assignable.    A Participant's ESPP Options under the Plan may not be sold, pledged, assigned, or transferred in any manner, whether voluntarily, by operation of law, or otherwise. If a Participant sells, pledges, assigns, or transfers his or her ESPP Options in violation of this Section 14(b), such ESPP Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant's Account. Any payment of cash or issuance of shares of Stock under the Plan may be made only to the Participant (or, in the event of the Participant's death, to the Participant's estate or, if the Administrator permits a beneficiary designation, the beneficiary or beneficiaries most recently designated by the Participant prior to his or her death). During a Participant's lifetime, only such Participant may exercise his or her ESPP Options under the Plan.

        (c)    No Right to Continued Employment.    Neither the Plan nor any ESPP Option to purchase Stock under the Plan confers upon any Eligible Employee or Participant any right to continued employment with the Company or any of its Subsidiaries, nor will a Participant's participation in the Plan restrict or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant's employment at any time.

        (d)    No Interest on Payments.    No interest shall be paid on sums withheld from a Participant's pay or otherwise contributed for the purchase of shares of Stock under the Plan unless otherwise determined necessary by the Administrator.

        (e)    Governmental Regulation.    The Company's obligation to issue, sell, and deliver shares of Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance, or sale of such shares.

        (f)    Rule 16b-3.    Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void to the extent permitted by applicable law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated in the Plan, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

        (g)    Payment of Plan Expenses.    The Company shall bear all costs of administering and carrying out the Plan.

        (h)    Application of Funds.    All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Stock and/or refunded to Participants. Participants' Accounts need not be segregated.

        (i)    Governing Law.    The validity and construction of the Plan and the ESPP Options granted hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania (other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the ESPP Options granted under the Plan to the substantive laws of any other jurisdiction), except to the extent superseded by applicable U.S. federal laws.

*        *        *

        To record adoption of the Plan by the Board as of April 22, 2020 and approval of the Plan by the Company's shareholders as of May 28, 2020, the Company has caused its authorized officer to execute the Plan.

ARBUTUS BIOPHARMA CORPORATION
By:
	Name:	William H. Collier
	Title:	President and Chief Executive Officer

Signature Page to the
Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan

Employee Stock Purchase Plan as more fully described Appointment of Proxyholder Proxy Statement. as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in the Meeting. before the Annual General Meeting of Shareholders of Arbutus to be held at 10:00 am wish to receive such material, please tick the applicable boxes below. You may also go to our Pennsylvania, 18974 United States, with virtual participation by means of live audio adjournments or postponements thereof in the same manner, to the same extent and with I would like to receive future mailings by email at substitution. 1. Frank Torti, M.D. you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or authorize you to vote as you see fit. 5. Keith Manchester, M.D. proxies must be received by 10:00 am (Eastern Daylight Time) on May 26, 2020. In order for a designated proxyholder to participate and vote at the Meeting, such designated FOR WITHHOLD ABSTAIN control number via email for participation in the Meeting. This control number will allow your only be able to log in to the Meeting as a guest and will not be able to vote. Once a control number Biopharma Corporation 2016 Omnibus Share and https://web.lumiagm.com/152032027, clicking on “I have a Control Number”, entering the control To approve an amendment to the Arbutus Biopharma \\PH - 755385/000002 - 589061 v4 FORWITHHOLDABSTAIN 3. Approval of the Arbutus Biopharma Corporation 2020 Employee Stock Purchase Plan Arbutus Biopharma CorporationTo approve the Arbutus Biopharma Corporation 2020 in the accompanying Management Proxy Circular and I/We, being holder(s) of common shares of Arbutus Biopharma Corporation (“Arbutus”),4. Ratification of the appointment of the hereby appoint: William H. Collier, President and Chief Executive Officer, or failing him,independent registered public accounting firm Elizabeth Howard, Ph.D., J.D., Executive Vice President, General Counsel and ChiefTo ratify the appointment of Ernst & Young LLP as Compliance Officer, ORArbutus’ independent registered public accounting firm for the fiscal year ending December 31, 2020. Print the name of the person you are appointing if this person is someone other than the individuals listed aboveDue to the potential travel and community gathering impacts of the coronavirus pandemic (COVID-19), we will not be able to accommodate in-person attendance at accordance with the below direction (or if no directions have been given, as the proxy holder sees fit) on all the following matters and any other matter that may properly comeUnder Canadian Securities Law, you are entitled to receive certain investor documents. If you (Eastern Daylight Time) on May 28, 2020, at 701 Veterans Circle, Warminster,website https://ca.astfinancial.com/financialstatements and input code 7495A. webcast online at https://web.lumiagm.com/152032027 (the “Meeting”), and at any and allI would like to receive quarterly financial statements the same powers as if the undersigned were personally present, with full power ofI would like to receive annual financial statements The Board of Directors of Arbutus recommends voting FOR all nominees and FOR Proposals 2, 3 and 4. Please use a dark black pencil or pen. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby 1. Election of DirectorsFORWITHHOLDrevoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted FOR a matter by Management’s appointees or, if 2. William H. Colliervariations proposed or any new business properly submitted before the Meeting, I/We 3. Daniel Burgess 4. Richard C. Henriques Signature(s)Date 6. Eric Venker, M.D., Pharm.D.Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All 7. James Meyers 8. Andrew Cheng, M.D., Ph.D.proxyholder must contact AST at 1-866-751-6315 (within North America) or 1 (212) 235-5754 (outside of North American) by 10:00 am (Eastern Daylight Time) on May 26, 2020 to obtain a 2. Approval of an amendment to the Arbutusproxyholder to log in and vote at the Meeting. Without a control number, your proxyholder will Incentive Planis obtained, such proxyholder may attend the meeting virtually by logging in online at Corporation 2016 Omnibus Share and Incentive Plan, asnumber and the password arbutus2020 (case sensitive) and clicking the “Login” button. supplemented and amended, to increase the aggregate number of common shares authorized for issuance thereunder and the aggregate number of common shares that may be issued pursuant to incentive stock options granted thereunder by 3,000,000 common shares.

writing. If you are an individual, please sign exactly as your name appears on this proxy. please sign exactly as your name appears on this proxy. If the securities are registered in to this proxy. which case you may receive more than one Proxy Statement/Circular and will need to forwarded either a form of proxy already signed by the intermediary or a voting represented by proxy at the Meeting may, in the absence of the other or others, vote at must vote together the number of securities indicated on the proxy. Meeting. \\PH - 755385/000002 - 589061 v4 How to Vote Proxy Form – Annual General Meeting of Shareholders of Arbutus Biopharma Corporation to be held on May 28, 2020 (the “Meeting”) Notes to Proxy 1. This proxy must be signed by a holder or his, her or its attorney duly authorized in If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed. 2. If the securities are registered in the name of an executor, administrator or trustee, the name of a deceased or other holder, the proxy must be signed by the legal representative with his, her or its name printed below his, her or its signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached 3. Some holders may own securities as both a registered and a beneficial holder; in vote separately as a registered and beneficial holder. Beneficial holders may be instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries. 4. If a security is held by two or more individuals, any one of them present or the Meeting. However, if one or more of them are present or represented by proxy, they 5. Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice and Proxy Statement/Circular and Annual Report are available at https://astvotemyproxy.com and our website, www.arbutusbio.com. All holders should refer to the Proxy Statement Circular for further information regarding completion and use of this proxy and other information pertaining to the This proxy is solicited by and on behalf of the Board of Directors of Arbutus. All proxies must be received by 10:00 am (Eastern Daylight Time) on May 26, 2020. INTERNETTELEPHONE Go toUse any touch-tone phone, call https://astvotemyproxy.comtoll free in Canada and United Cast your vote onlineStates View Meeting documents1-888-489-5760 and follow the voice instructions To vote using your smartphone, please scan this QR Code  To vote by telephone or Internet you will need your control number. If you vote by Internet or telephone, do not return this proxy. MAIL, FAX or EMAIL Complete and return your signed proxy in the envelope provided or send to: AST Trust Company (Canada) P.O. Box 721 Agincourt, ON M1S 0A1 You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com. An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada). If you wish to receive investor documents electronically in future, please visit https://ca.astfinancial.com/edelivery to enroll.